UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-01597

Steward Funds, Inc.

(Exact name of registrant as specified in charter)

15375 Memorial Drive

Suite 200

Houston, Texas 77079

(Address of principal executive offices) (Zip code)

John Marten

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 260-9000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

CROSSMARKGLOBAL.COM
April 30, 2023
STEWARD FUNDS
SEMI-ANNUAL STEWARD FUNDS REPORT

CROSSMARKGLOBAL.COM

April 30, 2023

STEWARD FUNDS
ANNUAL REPORT

Dear Shareholders:
It is our pleasure to present you with the 2023 Steward Funds, Inc. Annual Report. Within the pages of this report, you will find detailed information regarding the Steward Funds, including performance, specific holdings and a summary of the key factors that have affected the Funds’ performance for the most recent fiscal year. I encourage you to review this information thoroughly and contact us if you have any questions.
Most mutual fund annual report letters written by the President of a mutual fund complex focus on the markets, the ways in which their specific funds have performed during the past market cycle, and what lies ahead.  At Crossmark Global Investments (the exclusive investment manager of the Steward Funds), we have a number of experts that regularly provide fresh and real-time commentary on all of these issues.  To be sure, we have many financial nerds (including me) walking the halls of our office!  Rather than regurgitate those themes here (as important as they most certainly are), I would like to focus this year’s letter on one simple theme – purpose.
As investors, we have many options when it comes to investing our hard-earned money.  There is certainly no shortage of investment products and strategies in the marketplace.  Many, like our Steward Funds, have received meaningful awards evidencing their success over a short-, medium-, and long-term investing horizon, and as investors we would be well-served to thoroughly evaluate the strengths of these investment options before making a final selection.
In the midst of all of our due diligence and investigative efforts, however, I believe that one question needs to be front and center, namely this – do our investments align with our faith-based values?  I believe that few people would disagree with the view that we should endeavor to earn our money in a God-honoring, ethical and lawful manner.  And I suspect that few would disagree that we should use our money in that same way.  We practice these virtues on the front end while we earn money, and we practice these virtues on the back end when we use our money or give it away.  But what about the period in between?
I believe that the best approach to the topic of money is a holistic one that incorporates the entire money life cycle from beginning to end.  If we only concern ourselves with the manner in which we earn money and the way in which we use it and give it away, but give no thought to the in-between stage, we are missing a critical element.  Shouldn’t we be at least as intentional about the way in which we manage our money as we are with respect to earning it and giving it away?  I believe the answer is yes, which brings me back to purpose.
At Crossmark Global Investments (and by extension our Steward Funds), our purpose is to inspire and equip our clients to go further in their pursuit of all that God has for them.  Inspiration is good, and equipping is good, but the combination of inspiration and practical execution assistance is a game-changer!  It has been our pleasure to serve our clients for over 35 years, inspiring them to incorporate their personal values within their investment portfolio, and equipping them to do so in a professional and intelligent manner.  This is the core of who we are and what we do.
How far have you gone in your pursuit of all that God has for you, especially as it relates to your investment portfolio?  By virtue of the fact that you are reading this letter as a shareholder of the Steward Funds, you are well on your way to achieving alignment between your investments and your values.  Well done!  I would like to encourage you to go even further in 2023!
On behalf of all of the professionals at the Steward Funds and Crossmark Global Investments, we sincerely thank you for the trust you have placed in us. We invite you to learn more about the Steward Funds, Crossmark Global Investments, and the various investment options available to you by visiting our website at crossmarkglobal.com. Additionally, if you are ever in Houston, we would love to meet you personally. Feel free to stop by our office at any time.
Again, thank you for choosing to invest in the Steward Funds.
Sincerely,
Michael L. Kern, III, CFA
Chairman of the Board and President of Steward Funds, Inc.
President, CEO, and Treasurer of Crossmark Global Investments, Inc.
15375 Memorial Drive, Suite 200, Houston, TX 77079 800-262-6631	crossmarkglobal.com/stewardfund s

STEWARD COVERED CALL INCOME FUND
Portfolio Management: Paul C. Townsen, Managing Director, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year that ended April 30, 2023, the Steward Covered Call Income Fund (the “Fund”) returned 5.41%.  For comparison purposes, the total return of the Fund’s primary benchmark, the S&P 500 Index (“S&P 500”), was 2.66% over the same period.  The Fund’s secondary benchmark, the Cboe S&P 500 BuyWrite Index (BXM), returned -1.12% over the same period, representing 653 basis points of outperformance by the Fund.
Positive and Negative Contributors to Performance
With regard to performance attribution for the Fund during the fiscal year ended April 30, 2023, there are several sectors and individual stocks worth highlighting.  From a sector allocation standpoint for the stock portfolio, the sectors contributing the most to relative performance against the S&P 500 were real estate, healthcare, communication services and information technology. Detracting the most from relative performance were utilities and industrials. Several stocks that contributed the most to relative performance were Starbucks Corp., Eli Lilly & Co. and Nvidia Corp.  Stocks detracting the most from relative performance were 3M Co., Target Corp., and Tesla, Inc.  When considering the values-based screens we apply, the net impact to the Fund by not owning the screened-out companies was a positive 24 basis points, with almost all of the negative net impact coming from our embryonic stem cell research screens and abortion-related screens.
Looking Ahead
As we look to the rest of the 2023 calendar year, a key variable for investors to digest will be the impact of the banking crisis on the economy. We believe monetary tightening is either at, or close to, an end, but the markets will also be anxiously looking for an increase in leading economic indicators that could lead to a viable move higher in the markets.  The probability of another rate hike currently sits around 55-65%, according to Bloomberg News, but the conversations are already shifting to when and how fast the Federal Reserve Board (the “Fed”) begins to cut rates. How markets react will largely depend on the rhetoric driving the anticipated rate cut season.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap, dividend-paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large-cap securities market, subject to the limitations of the Fund’s values-based screening policies.
Under normal market circumstances, the Fund will:
    • write (sell) call options on at least 80% of its equity securities
    • invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark
Covered call options may be written on the Fund’s equity securities. A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at a specified exercise price at any time prior and up to the expiration of the contract.
The covered call strategy used by the Fund is designed to earn extra premium income to moderate the impact of market declines and to reduce the volatility of the Fund’s portfolio. This strategy means that the Fund may be expected to underperform equity markets during periods of sharply rising prices; conversely, by using this strategy, the Fund would tend to outperform equity markets during periods of flat or declining prices due to the Fund’s receipt of premiums from selling the call options.

STEWARD EQUITY MARKET NEUTRAL FUND
Portfolio Management: Robert C. Doll, CFA, Chief Investment Officer, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year ended April 30, 2023, the Steward Equity Market Neutral Fund (the “Fund”) returned 5.28%, outperforming the ICE BofA 3 Month U.S. Treasury Bill Index return of 2.84% by 244 basis points.
Positive and Negative Contributors to Performance
The largest positive sector performance came from our long positions in healthcare and industrials and short positions in information technology and consumer discretionary. Our best stock contributors on the long side were Biogen, Inc., Cadence Design Systems Inc., and Gilead Sciences, Inc.; our worst long contributors were Kohl’s Corp., Jones Lang Lasalle, Inc., and Target Corp.  Our biggest short contributors were Lyft Inc., Envive, and Wayfair, Inc.; our biggest short detractors were Sotera Health Co., Shoals Technologies Group, Inc. and Enphase Energy, Inc.
Current Positioning
We continue to favor companies that have reasonable valuations with strong earnings and cash flow profiles.  Our largest sector net overweights are financials, information technology and consumer discretionary; our largest sector net underweights are healthcare and utilities.  Our largest factor bets are pro-management quality, profitability, earings yield and anti-size.
Looking Ahead
The rally in U.S. stocks over the past month or so reflects better than expected Q1 earnings and investor expectations of interest rate cuts over the coming year.  (The soft-landing story.)  We believe a soft economic landing remains unlikely.  It is only possible in our view if inflation soon falls close to the Fed’s 2% target, permitting the Fed to cut interest rates back to neutral levels, before the labor market weakens enough that the U.S. economy slips into recession.  It is also unlikely in our view that financial markets are priced for a recession.  We believe forward earnings have not yet adjusted to what is likely to be a double-digit percentage peak-to-trough decline in earnings during a recession, and the U.S. forward equity risk premium is below its historical average.  Outside the U.S., the valuation picture for stocks is more attractive than in the U.S.  Global ex-U.S. stocks may fare better versus the U.S. over the coming few years.  These views warrant a cautious position toward equities and a neutral position toward fixed income, implying some cash (or short-term fixed income) is also in order.
Principal Investment Strategy
The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market.  Under normal market conditions, the Fund invests at least 80% of its assets in equity securities.  The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities, subject to the limitations of the Fund’s values-based screening policies on long positions.  Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000 Index at the time of purchase.  As a result, the Fund will invest significantly in large-capitalization companies.
Portfolio management will invest in long positions that are expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by portfolio management.  The short positions selected by portfolio management are expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks sold short by portfolio management.  At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.
Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities.  In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.  Portfolio management generally will decrease or eliminate a short or long position in a security if the security’s model ranking changes significantly or research reveals a significant change in the company’s fundamentals.

Portfolio management may consider among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.  With respect to security rankings provided by the multi-factor quantitative models, the models include a values-based component for ranking companies.
STEWARD GLOBAL EQUITY INCOME FUND
Portfolio Management: Rob Botard, CFA, Managing Director, and Brent Lium, CFA, Managing Director

Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year that ended April 30, 2023, the Steward Global Equity Income Fund (the “Fund”) returned -2.38%.  The return for the global market as represented by the S&P Global 1200 Index (the “Benchmark”) was 3.83% for the same period.  For dividend income comparison purposes, the MSCI World High Dividend Yield Index returned 1.84%.
Positive and Negative Contributors to Performance
The Fund’s allocation at the end of the period was 61.7% U.S. and 38.3% international with international stocks outperforming their domestic counterparts during the year.
Negative contributors to relative performance included Pan American Silver Corp. (0.66% of total net assets), which dropped -40.48% during the period held.  The company, which operates nine mines in Argentina, Bolivia, Canada, Mexico and Peru, suffered from ongoing pandemic issues that continued to affect its workforce.  While gold and silver production remained essentially flat, inflationary pressures drove mining costs higher.  Shares of Advance Auto Parts, Inc. (1.21% of total net assets) declined -34.52% during the period.  The aftermarket automotive products company lost share during the period as they were faced with inventory availability headwinds coupled with softer than expected demand from do-it-yourself customers.  Management worked to improve margins as the company transitioned to offering a larger percentage of owned brands vs. national brands.  Relative performance was also negatively impacted by NVIDIA Corp., Microsoft Corp., and Apple Inc.  These stocks, which are in the Benchmark, rose 49.75%, 11.82%, and 8.28%, respectively, during the period, but were excluded from the Fund as their dividend yields failed to meet a longstanding Fund requirement that stocks in the portfolio must demonstrate a higher yield within their respective sector.
Positive relative performance for the fiscal year was led by Petroleo Brasileiro SA (1.86% of total net assets), which rose 26.75% during the period.  Free cash flow for the oil and gas company has improved materially from the 2011-15 oil cycle due to lower upstream capital expenditure needs as well as positive margins in the refining business.  For investors, this strength more than offset concerns regarding changes in the C-suite and Board of Directors.  Ritchie Bros. Auctioneers Inc. (0.48% of total net assets), a Canadian company selling industrial equipment through onsite and online auctions, rose 27.38% during the period held.  Improved pricing for commercial assets such as earthmoving equipment, tractors and trailers, oil and gas equipment, as well as construction and heavy machinery helped earnings beat consensus expectations and drove free cash flow to record levels.
Performance of the Fund can also be affected by the values-based investment policies.  Compensating for a specific restricted industry or company whose total return deviates dramatically from the Benchmark is difficult regardless of its weight within the Benchmark.  For the year ended April 30, 2023, the Fund’s values-based investment policies had a slightly positive impact on performance.
Looking Ahead
In the face of very aggressive monetary policy, domestic and international markets have held up remarkably well since the start of this new year.  Both the S&P 500 Index and the Benchmark were up more than 9% over the first four months of this year.  Yet the global economy continues to battle inflationary pressures in many parts of the world and significant geopolitical risks continue to be a worry.  Expectations for Fed policy decisions remain mixed, tightening credit standards will likely impact company earnings, and fears of a recession loom in investors minds.  Yet the market is trading at more than 18x forward earnings when inflation is still well above 4% and earnings are declining year over year.  These challenges do offer opportunity for investing in a dividend strategy.  Historically, dividends have contributed meaningfully to investors’ total return.  We will continue to invest in high-quality, dividend paying companies with strong, free cash flow that support growing dividends and favorable earnings.  We believe these stocks will provide downside protection and outperform over a full market cycle.
Principal Investment Strategy
The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend payouts and favorable earnings growth, subject to the limitations of the Fund’s values-based screening policies. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies and real estate investment trusts. The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 30% to 50% of its net assets, and, under normal market conditions, no less than 30% of its net assets, invested in securities of non-U.S. issuers.
Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend-paying securities. The Fund will also, under normal market conditions, invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in equity securities. The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.
STEWARD INTERNATIONAL ENHANCED INDEX FUND
Portfolio Management: Brent Lium, CFA, Managing Director, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year that ended April 30, 2023, the total return for the Steward International Enhanced Index Fund (the “Fund”) was 3.82%.  When compared against the 6.22% total return of the S&P Global 1200 ADR Index (the ”Benchmark”), the Fund underperformed by 240 basis points.  The Fund’s dual market strategy – which allocates to both non-U.S. developed market (“DM”) ADR securities and to emerging market (“EM”) ADR securities – remained unchanged throughout the year at 85% non-U.S. DM and 15% EM.  These allocation weights continue to represent our relatively neutral outlook between non-U.S. DM and EM going forward.
Positive and Negative Contributors to Performance
The allocation to EM drove 110 basis points of Fund underperformance during the year that ended April 30, 2023, as EM ADRs returned -1.09% representing 731 basis points of underperformance relative to the  Benchmark.  Much of the underperformance in EM ADRs was due to the exposure from Chinese stocks. Individual EM ADR stocks in the portfolio that provided the biggest detractions from relative performance versus the Benchmark included Alibaba Group Holding Ltd. (-12.77% total return), JD.com, Inc. (-39.83% total return), and NIO, Inc. (-52.87% total return).
Another sub-component affecting the Fund’s net performance relative to the Benchmark is the Fund’s values-based screens.  For the year that ended April 30, 2023, the companies included in the Fund’s values-based screens represented an average of approximately 19% of the Benchmark’s market capitalization.  Not owning these screened-out companies had a -125 basis point net impact on the Fund’s performance relative to the Benchmark.  Overall, our restriction on stem cell research and abortion-related securities accounted for nearly all of the net negative impact, while the alcohol and tobacco screens provided a smaller negative net impact.
Looking Ahead
Looking forward, given the significant underperformance of the EMs over the last two years, we would expect that to mean revert at some point.  We are monitoring fundamental and geopolitical issues as we look for an opportunity to take advantage of the weakness in the EMs.  On the fundamental side, we are monitoring factors like the strength of the U.S. dollar, interest rates, global economic growth, and the volatility in commodity prices as all have outsized impacts on EM economies.  In addition, we are monitoring the tensions between China and Taiwan given the exposure they have in EM indices.
Principal Investment Strategy
The Fund pursues its objective by seeking to enhance its performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of equity securities of developed market companies and of EM companies, and 2) utilizing computer-aided, quantitative analysis of valuation, growth, dividend yield, industry, and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark and will invest at least 80% of its assets in the securities of non-U.S. companies. The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the primary benchmark with varied weightings from time to time of a secondary broad-based index that includes only securities of issuers in EM countries.

STEWARD LARGE CAP CORE FUND
Portfolio Management: Robert C. Doll, CFA, Chief Investment Officer, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year ended April 30, 2023, the Steward Large Cap Core Fund (the “Fund”) returned 0.67%, underperforming the benchmark Russell 1000 Index return of 1.82% by 115 basis points.
Positive and Negative Contributors to Performance
The largest positive contributors to performance were stock selection in healthcare (109 basis points) and consumer discretionary (64 basis points), while stock selection in industrials (-117 basis points) and information technology (-51 basis points) detracted from performance.  Our best stocks were underweighting Tesla, Inc. (46 basis points), Gilead Sciences, Inc. (40 basis points), and Cardinal Health, Inc. (39 basis points); our worst performers included Kohl’s Corp. (-52 basis points), underweighting Nvidia Corp. (-49 basis points), and underweighting Exxon Mobil Corp. (-36 basis points).
Current Positioning
We continue to favor companies that have reasonable valuations with strong earnings and cash flow profiles.  Our largest sector overweights are consumer discretionary (especially specialty retail) and information technology (especially software); our largest sector underweights are communication services and consumer staples.  Our largest factor bets are pro-management quality and profitability and anti-size.
Looking Ahead
The rally in U.S. stocks over the past month or so reflects better than expected Q1 earnings and investor expectations of interest rate cuts over the coming year. (The soft-landing story.) We believe a soft economic landing remains unlikely.  It is only possible, in our view, if inflation soon falls close to the Fed’s 2% target, permitting the Fed to cut interest rates back to neutral levels, before the labor market weakens enough that the U.S. economy slips into recession.  It is also unlikely, in our view, that financial markets are priced for a recession.  We believe forward earnings have not yet adjusted to what is likely to be a double-digit percentage peak-to-trough decline in earnings during a recession, and the U.S. forward equity risk premium is below its historical average.  Outside the U.S., the valuation picture for stocks is more attractive than in the U.S.  Global ex-U.S. stocks may fare better versus the U.S. over the coming few years.  These views warrant a cautious position toward equities and a neutral position toward fixed income, implying some cash (or short-term fixed income) is also in order.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap equity securities, subject to limitations of the Fund’s values-based screening policies.  Under normal market conditions, the Fund invests at least 80% of its assets in the securities of large-cap companies.  The Fund’s benchmark index is the Russell 1000 Index.  Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.
Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities.  In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.  Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.
Portfolio management may consider among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.  With respect to security rankings provided by the multi-factor quantitative models, the models include a values-based component for ranking companies.

STEWARD LARGE CAP GROWTH FUND
Portfolio Management: Robert C. Doll, CFA, Chief Investment Officer, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year ended April 30, 2023, the Steward Large Cap Growth Fund (the “Fund”) returned 0.41%, underperforming the benchmark Russell 1000 Growth Index return of 2.34% by 193 basis points.
Positive and Negative Contributors to Performance
The largest positive contributor to performance was stock selection in technology; our largest negative contributors were overweighting real estate and underweighting healthcare.  Our best stocks were Cardinal Health, Inc. (42 basis points), underweighting Tesla, Inc. (36 basis points), and Ulta Beauty, Inc. (36 basis points); our worst performers included underweighting Nividia Corp. (-48 basis points), Nordstrom, Inc.  (-39 basis points), and Western Union, Co. (-36 basis points).
Current Positioning
We continue to favor companies that have reasonable valuations with strong earnings and cash flow profiles.  Our largest sector overweights are financials (especially financial services) and real estate; our largest sector underweights are consumer staples and communication services.  Our largest factor bets are pro-management quality and anti-size.
Looking Ahead
The rally in U.S. stocks over the past month or so reflects better than expected Q1 earnings and investor expectations of interest rate cuts over the coming year.  (The soft-landing story.)  We believe a soft economic landing remains unlikely.  It is only possible in our view if inflation soon falls close to the Fed’s 2% target, permitting the Fed to cut interest rates back to neutral levels, before the labor market weakens enough that the U.S. economy slips into recession.  It is also unlikely in our view that financial markets are priced for a recession.  We believe forward earnings have not yet adjusted to what is likely to be a double-digit percentage peak-to-trough decline in earnings during a recession, and the U.S. forward equity risk premium is below its historical average.  Outside the U.S., the valuation picture for stocks is more attractive than in the U.S.  Global ex-U.S. stocks may fare better versus the U.S. over the coming few years.  These views warrant a cautious position toward equities and a neutral position toward fixed income, implying some cash (or short-term fixed income) is also in order.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap growth securities, subject to limitations of the Fund’s values-based screening policies.  Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies.  The Fund’s benchmark index is the Russell 1000 Growth Index.  Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.  The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth.
Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities.  In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.  Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.
Portfolio management may consider among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.  With respect to security rankings provided by the multi-factor quantitative models, the models include a values-based component for ranking companies.

STEWARD LARGE CAP VALUE FUND
Portfolio Management: Robert C. Doll, CFA, Chief Investment Officer, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year ended April 30, 2023, the Steward Large Cap Value Fund (the “Fund”) returned 0.71%, underperforming the benchmark Russell 1000 Value Index return of 1.21% by 50 basis points.
Positive and Negative Contributors to Performance
The largest positive contributors to performance were healthcare (191 basis points) and financials (89 basis points), while stock selection in industrials (-125 basis points) and consumer discretionary (-52 basis points) detracted from performance.  Our best stocks were Biogen, Inc. (42 basis points), Marathon Petroleum Corp. (42 basis points), and Gilead Sciences, Inc. (40 basis points); our worst performers included Kohl’s Corp. (-53 basis points), Intel Corp. (-40 basis points), and Jones Lang Lasalle, Inc. (-40 basis points).
Current Positioning
We continue to favor companies that have reasonable valuations with strong earnings and cash flow profiles.  Our largest sector overweights are consumer discretionary (especially specialty retail) and information technology (especially software); our largest sector underweights are communication services and utilities.  Our largest factor bets are pro-management quality and profitability and anti-size.
Looking Ahead
The rally in U.S. stocks over the past month or so reflects better than expected Q1 earnings and investor expectations of interest rate cuts over the coming year.  (The soft-landing story.)  We believe a soft economic landing remains unlikely.  It is only possible in our view if inflation soon falls close to the Fed’s 2% target, permitting the Fed to cut interest rates back to neutral levels, before the labor market weakens enough that the U.S. economy slips into recession.  It is also unlikely in our view that financial markets are priced for a recession.  We believe forward earnings have not yet adjusted to what is likely to be a double-digit percentage peak-to-trough decline in earnings during a recession, and the U.S. forward equity risk premium is below its historical average.  Outside the U.S., the valuation picture for stocks is more attractive than in the U.S.  Global ex-U.S. stocks may fare better versus the U.S. over the coming few years.  These views warrant a cautious position toward equities and a neutral position toward fixed income, implying some cash (or short-term fixed income) is also in order.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of large-cap value securities, subject to limitations of the Fund’s values-based screening policies.  Under normal market conditions, the Fund invests at least 80% of its assets in securities of large-cap companies.  The Fund’s benchmark index is the Russell 1000 Value Index.  Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index at the time of purchase.  The Fund invests primarily in securities that are considered by portfolio management to be undervalued with good prospects for capital appreciation.
Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management.  Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities.  In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.  Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.
Portfolio management may consider among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.  With respect to security rankings provided by the multi-factor quantitative models, the models include a values-based component for ranking companies.

STEWARD SELECT BOND FUND
Portfolio Management: Victoria L. Fernandez, CFA, Chief Market Strategist

Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year ended April 30, 2023, the Steward Select Bond Fund (the “Fund”) outperformed the Bloomberg U.S. Government/Credit Bond Index (the “Benchmark”) by 30 basis points, returning 0.04% and -0.26%, respectively.
Positive and Negative Contributors to Performance
For the fiscal year that ended April 30, 2023, there was tremendous volatility in the fixed-income markets as central banks around the globe wrestled with higher inflation and the resulting higher interest rates. Throughout this time period, the Federal Reserve continuously raised the Fed Funds rate as it struggled against sticky inflation, especially in the rent and housing sector, and a strong labor market that added wage pressure to the inflation mix.  The Federal Reserve raised rates over 400 basis points while trying to fulfill their dual mandate of full employment and price stability.  As the markets tried to anticipate the moves of not only the Federal Reserve but all central banks, yield volatility was at an all-time high.
For the Fund, the effects of a shorter duration positioning, the choice of bonds within the corporate sector, and the elevated levels of income associated with the Fund holdings were the largest positive contributors to the outperformance of the Fund as compared to the Benchmark. A shorter duration lessened the exposure of the Fund to market value fluctuations as yields vacillated over the past 12 months with a low during the time period of around 2.6% in August of 2022, up to a high of about 4.23% in October 2022, settling around 3.43% to finish off the 12-month period ended April 30, 2023.  Cash was actually the best performing sector followed by the corporate sector on an absolute basis, while the overweight to the corporate sector made that the largest contribution to total return for the Fund.  Some of the best performing holdings were the shorter duration corporate bonds like Oracle Corp., FiServ, Inc., and Salesforce, Inc.  Due to the strong performance by the energy sector, Valero Energy Corp. was also one of the best performers for the 12-month period.  The laggards in the portfolio were all associated with having long durations regardless of sector, including holdings like Sherwin-Williams Co., long maturity U.S. Treasury Notes, and Agency Mortgage-Backed Obligations where higher rates increased the duration of these bonds.
Looking Ahead
With the expectation that the October 2022 move in yields could be the peak for the cycle, our goal was to begin moving closer to neutral in our duration positioning.  We made progress on that in 2022, although we have had duration come back down some in 2023 as we have taken advantage of higher yields on the short end of the curve due to the current curve inversion and a Federal Reserve continuing to raise the Fed Funds rate.  As yields begin to normalize on the short end of the curve, we intend to reinvest those funds back out the yield curve increasing duration once again.  The focus and resulting overweight to investment-grade corporate holdings are expected to continue until such time corporate spreads signal a change in course is necessary.  This will be implemented through the investment process we utilize for the strategy that incorporates duration targets, yield-curve expectations, sector selection, and security selection.
Principal Investment Strategy
The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to the limitations of the Fund’s values-based screening policies. The Fund’s investments may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments.

STEWARD SMALL CAP GROWTH FUND
Portfolio Management: Brent Lium, CFA, Managing Director
Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year ended April 30, 2023, the Steward Small Cap Growth Fund returned -8.88%. For comparison purposes, the return for the Russell 2000 Growth Index for the same period was 0.72%.
Positive and Negative Contributors to Performance
The time period was extremely rough for companies with high price-to-earnings ratios and/or companies that are low or no profit today but high profit in the future.  As the Fed raised interest rates at unprecedented speed, the value of future earnings was diminished and therefore the valuation of those companies suffered.  We believe that the Fund’s investment strategy that focuses on secular growth, better business models, and strong balance sheets will lead to outperformance over the long term.
While there were several macro factors affecting the market, like a slowing economy, strengthening U.S. dollar, volatile commodity prices, and high inflation, in small caps, as noted above, the overwhelming factor was the Fed’s rapid increase of interest rates.
Negative contributors to relative performance included SilverGate Capital Corp. (“SilverGate”), down -95.11%, and DigitalBridge Group, Inc. (“DigitalBridge”), down -26.44%, which were caught in the regional bank runs that also bankrupted Silicon Valley Bank and First Republic Bank.  While we don’t own any traditional banks for that reason amongst others,  SilverGate is not a traditional bank.  85-90% of their revenue resulted from the fees from operating a money transfer network allowing 24/7 transfers between digital currency focused banks, exchanges, and institutional clients.  Traditional bank transfer networks do not operate 24/7 leaving SilverGate to dominate that market.  SilverGate did not own or custody any digital currencies, they simply facilitated U.S. dollar transfers between exchanges, banks, and institutions.  We viewed this as a low risk way to participate in the explosive growth of the digital currency markets.  We did not anticipate a bank run where their customers pulled billions of dollars out of SilverGate in a very short time frame forcing SilverGate to realize billions in short term losses on their treasury bond holdings to fund the deposits leaving the bank.  DigitalBridge, a real estate investment trust (“REIT”) focused on owning digital infrastructure like datacenters and cell towers, suffered like most REITs as the value of its future cash flow and dividends was diminished by higher interest rates.  We sold both securities.
Shockwave Medical Inc. (“Shockwave Medical”), up 91.99%, and World Wrestling Entertainment Inc. (“World Wrestling Entertainment”), up 84.78%, were our top positive contributors.  Shockwave Medical continued to grow revenue and earnings strongly during the time period.  Revenues grew over 100% in 2022 and we expect revenues to grow approximately 50% in 2023.  They offer a patented medical procedure that utilizes sound waves to treat calcified plaque in arteries (similar to how kidney stones are treated) instead of other procedures like angioplasty.  We believe their procedure will become the standard of care and Shockwave will see years of strong growth.  World Wrestling Entertainment, the owner and operator of the WWE, had a good year as they continued to run their business well and the value of live entertainment continued to increase.  Despite not being fans of watching WWE personally, World Wrestling Entertainment is a great example of the type of companies we like to invest in.  They have grown their audiences consistently over the years in addition to the value of their media rights increasing like all sports.  They have very high margins with modest capital needs as their largest expense is paying the wrestlers.  Lastly, they run the company balance sheet very conservatively with zero net debt.  Both companies continue to be in our top 10 holdings.
Looking Ahead
We expect the market to continue to be volatile as it tries to determine if the Fed will successfully engineer the “soft landing” or send the economy into a recession.  As data points accumulate pointing towards one outcome versus the other, we expect the market to move in that direction.  We will continue to focus on investing companies with visible growth, strong business models, and strong balance sheets as we believe they will be able to outperform over the long term.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest in a portfolio of small cap equity securities, subject to the Fund’s value-based screening policies.  Under normal market conditions, the Fund invests at least 80% of its assets in securities of small-cap companies. The Fund’s benchmark is the Russell 2000 Growth Index. The Fund invests primarily in equity securities. The Fund may also invest in other investment companies and up to 15% of its net assets in real estate investment trusts. The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis. Portfolio management considers selling a security if the investment thesis for owning the security is no longer valid, the stock reaches its price target or timeliness factors indicate that the risk/return characteristics of the stock are viewed in the market as no longer attractive. Portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. In making investment decisions, portfolio management will also consider a company’s values-based characteristics.
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND
Portfolio Management: Brent Lium, CFA, Managing Director, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year ended April 30, 2023, the Steward Values-Focused Large Cap Enhanced Index Fund returned 1.73%. For comparison purposes, the return for the S&P 500 Index (the “Benchmark”) for the same period was 2.66%.
Positive and Negative Contributors to Performance
The Fund implements a strategy to upweight companies that rank at the top of its values-focused composite rankings.  At year end, the Fund screened out 9.3% of the Benchmark weight, therefore the Fund upweighted 93 companies by 10 basis points each. That is an increase of 21 companies from a year ago.
Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the year ended April 30, 2023, the values-based screening policies had a slight positive performance impact on the Fund, adding 1 basis point. Not owning companies such as Pfizer, Inc. (embryonic stem cell research), down 18.04%, Johnson & Johnson (embryonic stem cell research), down 6.86%, and UnitedHealth Group, Inc. (abortion), down 1.93%, added 35 basis points to performance. Conversely, not owning companies such as Merck & Co., Inc. (embryonic stem cell research), up 34.07%, General Electric Company (embryonic stem cell research), up 68.79%, and Vertex Pharmaceuticals, Inc. (embryonic stem cell research), up 24.71%, negatively impacted performance by 38 basis points.
Looking Ahead
Based on the most recent economic data, the Fed seems to have successfully capped inflation in our view.  However the question now shifts to whether the Fed raising interest rates to fight inflation will send us into recession or if they managed the economy into a soft landing.  We expect the market to react accordingly as data points emerge supporting either scenario.  The sudden bankruptcy of a few regional banks certainly put a scare in the markets for some time while the continued strength in the U.S. employment numbers has buoyed the stock market.  We don’t expect the market to go sustainably in one direction until there is enough data pointing to one scenario.
Principal Investment Strategy
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of large-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens. The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics.
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND
Portfolio Management: Brent Lium, CFA, Managing Director, and Ryan Caylor, CFA, Head of Research

Fund and Market Performance (Unaudited)
(Institutional Class Shares)
For the fiscal year ended April 30, 2023, the total return for the Steward Values-Focused Small-Mid Cap Enhanced Index Fund was -1.28%.  When compared against the -0.23% total return of the S&P 1000 Index (the “Benchmark”), the Fund underperformed by 105 basis points.

Positive and Negative Contributors to Performance
The Fund implements a strategy to upweight companies that rank at the top of its values-focused composite rankings.  At year end, the Fund screened out 3.6% of the Benchmark weight, therefore the Fund upweighted 36 companies by 10 basis points each.  That is an increase of 6 companies from a year ago.
Performance of the Fund can also be affected by the Fund’s values-based screening policies. For the year ended April 30, 2023, the values-based screening policies had a slight positive performance impact on the Fund, adding 2 basis points. Not owning companies such as Medical Properties Trust, Inc. (abortion), down 47.35%, Cousins Properties Inc. (abortion), down 36.00%, and The Boston Beer Company, Inc. (alcohol), down 15.33%, added 24 basis points to performance. Conversely, not owning companies such as Churchill Downs Inc. (gambling), up 44.61%, Performance Food Group Co. (alcohol), up 27.29%, and Casey’s General Stores, Inc. (alcohol, tobacco), up 14.44%, negatively impacted performance by 21 basis points.
Looking Ahead
Looking ahead, we expect the market to continue to be driven by economic data points.  The market appears to have put several large macro issues behind it, like the Ukraine/Russia conflict, rampant inflation, and Covid related supply chain issues.  The Fed first raised rates almost a year ago in an attempt to slow the economy and cool inflation.  With the most recent economic data, it seems they have inflation moving in the right direction.  However, the concern is if the economy slows too much, we could end up in a recession.
Principal Investment Strategy
Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of small- to mid-cap companies included in the Fund’s benchmark index that pass the Fund’s values-based screens. The Fund is an actively managed fund. The Fund’s investments are allocated in an attempt to match the weightings of the benchmark index, subject to the limitations of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Covered Call Income Fund*, the S&P 500 Index**, and the Cboe S&P 500 BuyWrite Index.*** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Five Year	Since Inception****	Expense Ratio‡
Steward Covered Call Income Fund — Institutional Class	5.41%	7.67%	7.00%	1.00%
Cboe S&P 500 BuyWrite Index	-1.12%	4.21%	3.95%	N/A
S&P 500 Index	2.66%	11.45%	10.71%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Covered Call Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  The Cboe S&P 500 BuyWrite Index (‘‘BXM’’) is a capitalization-weighted index of 500 stocks. BXM is a passive total return index based on buying an S& P 500 stock index portfolio and ‘‘writing’’ (or selling) the near-term S&P 500 Index ‘‘covered’’ call option. BXM is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
****  Effective date of registration and commencement of operations are the same: December 14, 2017.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Equity Market Neutral Fund* and the ICE BofA 3 Month U.S. Treasury Bill Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Since Inception***	Expense Ratio‡
Steward Equity Market Neutral Fund — Institutional Class	5.28%	7.89%	3.11%
ICE BofA 3 Month U.S. Treasury Bill Index	2.84%	1.99%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Equity Market Neutral Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**  The ICE BofA 3 Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  Effective date of registration and commencement of operations are the same: November 15, 2021.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Global Equity Income Fund*, the S&P Global 1200 Index** and the MSCI World High Dividend Yield Index.*** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Global Equity Income Fund — Institutional Class	-2.38%^	6.37%	8.44%	0.99%
MSCI World High Dividend Yield Index	1.84%	5.91%	6.01%	N/A
S&P Global 1200 Index	3.83%	8.52%	9.23%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Global Equity Income Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**  The S&P Global 1200 Index is a global index of 1200 stocks comprised of the following seven S&P regional indices: S&P 500 Index (United States), S&P Europe 350 Index (Europe), S&P/TOPIX 150 Index (Japan), S&P/TSX 60 Index (Canada), S&P/ASX All Australia 50 Index (Australia), S&P Asia 50C Index (Asia Ex-Japan) and the S&P Latin America 40 Index (Latin America). All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World High Dividend Yield Index is the Fund's secondary index. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
^   Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward International Enhanced Index Fund* and the S&P Global 1200 ADR Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward International Enhanced Index Fund — Institutional Class	3.82%	2.54%	3.18%	0.76%
S&P Global 1200 ADR Index	6.22%	4.65%	4.54%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward International Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**  The S&P Global 1200 ADR Index, the Fund’s designated broad-based index, is based on the non-U.S. stocks comprising the S&P Global 1200 Index. The index is made up of those companies from the S&P Global 1200 Index that offer either Level II or Level III ADRs, global shares or ordinary shares in the case of Canadian equities. The index was developed with a base value of 1000 on December 31, 1997. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Large Cap Core Fund* and the Russell 1000 Index** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Since Inception***	Expense Ratio‡
Steward Large Cap Core Fund — Institutional Class	0.67%	-9.19%	0.75%
Russell 1000 Index	1.82%	-7.83%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Core Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the US market. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  Effective date of registration and commencement of operations are the same: November 15, 2021.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Large Cap Growth Fund* and the Russell 1000 Growth Index** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Since Inception***	Expense Ratio‡
Steward Large Cap Growth Fund — Institutional Class	0.41%	-11.95%	0.75%
Russell 1000 Growth Index	2.34%	-12.32%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Growth Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The Russell 1000 Growth Index measures the performance of the large cap growth segment of the US equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  Effective date of registration and commencement of operations are the same: November 15, 2021.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Large Cap Value Fund* and Russell 1000 Value Index** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Since Inception***	Expense Ratio‡
Steward Large Cap Value Fund — Institutional Class	0.71%	-5.20%	0.75%
Russell 1000 Value Index	1.21%	-2.96%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Large Cap Value Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  Effective date of registration and commencement of operations are the same: November 15, 2021.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Select Bond Fund* and the Bloomberg U.S. Government/Credit Bond Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Select Bond Fund — Institutional Class	0.04%	0.33%	0.58%	0.72%
Bloomberg U.S. Government/Credit Bond Index	-0.26%	1.46%	1.44%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Select Bond Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**  The Bloomberg U.S. Government/Credit Bond Index represents the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Small Cap Growth Fund* and the Russell 2000 Growth Index** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Since Inception***	Expense Ratio‡
Steward Small Cap Growth Fund — Institutional Class	-8.88%	-22.86%	1.00%
Russell 2000 Growth Index	0.72%	-21.04%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Small Cap Growth Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower.
**  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
***  Effective date of registration and commencement of operations are the same: November 15, 2021.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Values-Focused Large Cap Enhanced Index Fund* and the S&P 500 Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Values-Focused Large Cap Enhanced Index Fund — Institutional Class	1.73%	9.36%	10.92%	0.58%
S&P 500 Index	2.66%	11.45%	12.20%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Values-Focused Large Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to October 29, 2021, the Fund had a different investment strategy. Performance would have been different if the Fund's current investment strategy had been in effect.
**  The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market of 500 stocks representing all major industries. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS

Comparison of Change in Value of a Hypothetical $100,000 Investment in Institutional Class Shares of the Steward Values-Focused Small-Mid Cap Enhanced Index Fund* and the S&P 1000 Index.** (Unaudited)
Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than original cost. To obtain performance information current to the most recent month end, please call 800-262-6631.
Average Annual Total Return as of April 30, 2023
	One Year	Five Year	Ten Year	Expense Ratio‡
Steward Values-Focused Small-Mid Cap Enhanced Index Fund — Institutional Class	-1.28%	5.55%	8.66%	0.61%
S&P 1000 Index	-0.23%	6.93%	9.64%	N/A

*  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The Steward Values-Focused Small-Mid Cap Enhanced Index Fund’s performance assumes the reinvestment of all income dividends and capital gains distributions, if any, but does not reflect the impact of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to October 29, 2021, the Fund had a different investment strategy. Performance would have been different if the Fund's current investment strategy had been in effect.
**  The S&P 1000 Index is a capitalization-weighted index combining the S&P Mid Cap 400 Index and the S&P Small Cap 600 Index. Both indices represent stocks chosen for market size, liquidity and industry group representation. All market indices are unmanaged and do not reflect expenses that affect performance results. It is not possible to invest directly in any index. Index returns shown assume the reinvestment of all dividends and distributions, if any.
‡ See the August 28, 2022 prospectus for details. The expense ratio is as stated in the current prospectus and may differ from the the expense ratio disclosed in the financial highlights in this report.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD COVERED CALL INCOME FUND

The table below sets forth the diversification of the Steward Covered Call Income Fund investments by Industry.

Industry Diversification	Percent*
Software	8.1%
Semiconductors & Semiconductor Equipment	7.2
Financial Services	5.9
Interactive Media & Services	5.9
Technology Hardware, Storage & Peripherals	4.8
Oil, Gas & Consumable Fuels	4.5
Electric Utilities	4.3
Banks	4.0
Beverages	3.9
Capital Markets	3.5
Hotels, Restaurants & Leisure	3.4
Aerospace & Defense	3.3
Consumer Staples Distribution & Retail	3.3
Broadline Retail	3.1
Household Products	2.9
Health Care Equipment & Supplies	2.6
Specialty Retail	2.6
Automobiles	2.1
Biotechnology	2.0
Chemicals	1.9
Industrial Conglomerates	1.9
Pharmaceuticals	1.9
Industry Diversification	Percent*
Insurance	1.8%
IT Services	1.8
Entertainment	1.5
Life Sciences Tools & Services	1.5
Food Products	1.4
Air Freight & Logistics	1.3
Communications Equipment	1.3
Diversified Telecommunication Services	1.3
Media	1.2
Consumer Finance	1.1
Wireless Telecommunication Services	1.1
Textiles, Apparel & Luxury Goods	1.0
Ground Transportation	0.9
Electrical Equipment	0.7
Machinery	0.7
Retail Real Estate Investment Trusts	0.7
Specialized Real Estate Investment Trusts	0.7
Health Care Providers & Services	0.6
Money Market Fund	0.6
Total Investments	104.3%

*	Percentages indicated are based on net assets as of April 30, 2023.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD COVERED CALL INCOME FUND

	Shares	Value
COMMON STOCKS - 103.7%
AEROSPACE & DEFENSE - 3.3%
Boeing Co. (The)(a)	1,400	$ 289,492
General Dynamics Corp.	2,300	502,182
Lockheed Martin Corp.	900	418,005
Raytheon Technologies Corp.	6,199	619,280
		1,828,959
AIR FREIGHT & LOGISTICS - 1.3%
FedEx Corp.	1,000	227,780
United Parcel Service, Inc., Class B	2,800	503,468
		731,248
AUTOMOBILES - 2.1%
Ford Motor Co.	11,700	138,996
General Motors Co.	5,200	171,808
Tesla, Inc.(a)	5,100	837,981
		1,148,785
BANKS - 4.0%
Bank of America Corp.	16,500	483,120
Citigroup, Inc.	4,900	230,643
JPMorgan Chase & Co.	6,200	857,088
U.S. Bancorp	7,300	250,244
Wells Fargo & Co.	9,700	385,575
		2,206,670
BEVERAGES - 3.9%
Coca-Cola Co. (The)	17,700	1,135,455
PepsiCo, Inc.	5,300	1,011,717
		2,147,172
BIOTECHNOLOGY - 2.0%
Amgen, Inc.	2,500	599,350
Gilead Sciences, Inc.	6,200	509,702
		1,109,052
BROADLINE RETAIL - 3.1%
Amazon.com, Inc.(a)	16,400	1,729,380
CAPITAL MARKETS - 3.5%
Bank of New York Mellon Corp. (The)	6,900	293,871
BlackRock, Inc.	800	536,960
Charles Schwab Corp. (The)	4,800	250,752
Goldman Sachs Group, Inc. (The)	1,100	377,784
Morgan Stanley	5,100	458,847
		1,918,214
	Shares	Value
CHEMICALS - 1.9%
Dow, Inc.	7,400	$ 402,560
Linde PLC	1,700	628,065
		1,030,625
COMMUNICATIONS EQUIPMENT - 1.3%
Cisco Systems, Inc.	15,100	713,475
CONSUMER FINANCE - 1.1%
American Express Co.	2,200	354,948
Capital One Financial Corp.	2,700	262,710
		617,658
CONSUMER STAPLES DISTRIBUTION & RETAIL - 3.3%
Costco Wholesale Corp.	1,600	805,152
Target Corp.	2,100	331,275
Walgreens Boots Alliance, Inc.	3,700	130,425
Walmart, Inc.	3,900	588,783
		1,855,635
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
AT&T, Inc.	18,200	321,594
Verizon Communications, Inc.	10,000	388,300
		709,894
ELECTRIC UTILITIES - 4.3%
Duke Energy Corp.	6,800	672,384
Exelon Corp.	10,300	437,132
NextEra Energy, Inc.	7,100	544,073
Southern Co. (The)	9,900	728,145
		2,381,734
ELECTRICAL EQUIPMENT - 0.7%
Emerson Electric Co.	4,600	382,996
ENTERTAINMENT - 1.5%
Netflix, Inc.(a)	1,000	329,930
Walt Disney Co. (The)(a)	4,900	502,250
		832,180
FINANCIAL SERVICES - 5.9%
Berkshire Hathaway, Inc., Class B(a)	4,200	1,379,910
Mastercard, Inc., Class A	1,900	722,057
PayPal Holdings, Inc.(a)	3,700	281,200
Visa, Inc., Class A	3,800	884,374
		3,267,541

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD COVERED CALL INCOME FUND

	Shares	Value
FOOD PRODUCTS - 1.4%
Kraft Heinz Co. (The)	4,300	$ 168,861
Mondelez International, Inc., Class A	8,000	613,760
		782,621
GROUND TRANSPORTATION - 0.9%
Union Pacific Corp.	2,600	508,820
HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
Abbott Laboratories	7,400	817,478
Medtronic PLC	6,800	618,460
		1,435,938
HEALTH CARE PROVIDERS & SERVICES - 0.6%
CVS Health Corp.	4,700	344,557
HOTELS, RESTAURANTS & LEISURE - 3.4%
Booking Holdings, Inc.(a)	200	537,262
McDonald's Corp.	2,900	857,675
Starbucks Corp.	4,400	502,876
		1,897,813
HOUSEHOLD PRODUCTS - 2.9%
Colgate-Palmolive Co.	6,800	542,640
Procter & Gamble Co. (The)	6,800	1,063,384
		1,606,024
INDUSTRIAL CONGLOMERATES - 1.9%
3M Co.	3,900	414,258
Honeywell International, Inc.	3,200	639,488
		1,053,746
INSURANCE - 1.8%
American International Group, Inc.	6,300	334,152
MetLife, Inc.	11,100	680,763
		1,014,915
INTERACTIVE MEDIA & SERVICES - 5.9%
Alphabet, Inc., Class A(a)	11,400	1,223,676
Alphabet, Inc., Class C†(a)	9,600	1,038,912
Meta Platforms, Inc., Class A(a)	4,200	1,009,344
		3,271,932
IT SERVICES - 1.8%
Accenture PLC, Class A	2,400	672,696
International Business Machines Corp.	2,800	353,948
		1,026,644
LIFE SCIENCES TOOLS & SERVICES - 1.5%
Danaher Corp.	3,600	852,876
	Shares	Value
MACHINERY - 0.7%
Caterpillar, Inc.	1,900	$ 415,720
MEDIA - 1.2%
Charter Communications, Inc., Class A(a)	600	221,220
Comcast Corp., Class A	11,000	455,070
		676,290
OIL, GAS & CONSUMABLE FUELS - 4.5%
Chevron Corp.	4,700	792,326
ConocoPhillips	5,100	524,739
Exxon Mobil Corp.	10,100	1,195,234
		2,512,299
PHARMACEUTICALS - 1.9%
Eli Lilly & Co.	2,700	1,068,822
RETAIL REAL ESTATE INVESTMENT TRUSTS - 0.7%
Simon Property Group, Inc.	3,600	407,952
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.2%
Advanced Micro Devices, Inc.(a)	5,200	464,724
Broadcom, Inc.	1,300	814,450
Intel Corp.	10,100	313,706
NVIDIA Corp.	5,100	1,415,199
QUALCOMM, Inc.	3,600	420,480
Texas Instruments, Inc.	3,500	585,200
		4,013,759
SOFTWARE - 8.1%
Adobe, Inc.(a)	1,700	641,852
Microsoft Corp.	9,200	2,826,792
Oracle Corp.	4,800	454,656
Salesforce, Inc.(a)	2,800	555,436
		4,478,736
SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 0.7%
American Tower Corp.	2,000	408,780
SPECIALTY RETAIL - 2.6%
Home Depot, Inc. (The)	2,800	841,512
Lowe’s Cos., Inc.	2,900	602,707
		1,444,219
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.8%
Apple, Inc.	15,800	2,680,944
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
NIKE, Inc., Class B	4,300	544,896

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD COVERED CALL INCOME FUND

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - 1.1%
T-Mobile U.S., Inc.(a)	4,200	$ 604,380
TOTAL COMMON STOCKS (COST $56,862,073)		57,663,901
MONEY MARKET FUND - 0.6%
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(b)	336,163	336,163
TOTAL MONEY MARKET FUND (COST $336,163)		336,163
TOTAL INVESTMENTS (COST $57,198,236) - 104.3%		58,000,064

Value
WRITTEN CALL OPTIONS - (4.3)% (PREMIUMS RECEIVED ($1,324,091))	$ (2,386,941)
LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%	(27,047)
NET ASSETS - 100.0%	$ 55,586,076
Securities in this Fund are pledged as collateral for call options written.

†	Security is not pledged as collateral for call options written.
(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2023 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD COVERED CALL INCOME FUND

Exchange-traded options written as of April 30, 2023 were as follows:
Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
3M Co.	Call	35	$ (402,500)	$ 115.00	7/21/23	$ (4,725)
Abbott Laboratories	Call	70	(700,000)	100.00	5/19/23	(76,650)
Accenture PLC, Class A	Call	20	(540,000)	270.00	5/19/23	(26,200)
Adobe, Inc.	Call	10	(360,000)	360.00	6/16/23	(29,475)
Advanced Micro Devices, Inc.	Call	45	(427,500)	95.00	7/21/23	(24,750)
Alphabet, Inc., Class A	Call	80	(840,000)	105.00	6/16/23	(53,200)
Amazon.com, Inc.	Call	155	(1,627,500)	105.00	5/19/23	(55,490)
American Express Co.	Call	15	(247,500)	165.00	6/16/23	(6,300)
American International Group, Inc.	Call	60	(300,000)	50.00	5/19/23	(22,800)
American Tower Corp.	Call	15	(315,000)	210.00	6/16/23	(7,650)
Amgen, Inc.	Call	20	(500,000)	250.00	7/21/23	(9,100)
Apple, Inc.	Call	135	(2,092,500)	155.00	5/19/23	(210,465)
AT&T, Inc.	Call	170	(306,000)	18.00	7/21/23	(9,010)
Bank of America Corp.	Call	150	(450,000)	30.00	6/16/23	(11,250)
Bank of New York Mellon Corp. (The)	Call	55	(247,500)	45.00	6/16/23	(3,850)
Berkshire Hathaway, Inc., Class B	Call	35	(1,137,500)	325.00	6/16/23	(40,880)
BlackRock, Inc.	Call	6	(408,000)	680.00	6/16/23	(10,800)
Boeing Co. (The)	Call	10	(215,000)	215.00	6/16/23	(5,425)
Booking Holdings, Inc.	Call	2	(560,000)	2,800.00	5/19/23	(7,898)
Broadcom, Inc.	Call	10	(660,000)	660.00	6/16/23	(12,400)
Capital One Financial Corp.	Call	25	(250,000)	100.00	6/16/23	(8,500)
Caterpillar, Inc.	Call	15	(345,000)	230.00	5/19/23	(2,085)
Charles Schwab Corp. (The)	Call	35	(201,250)	57.50	6/16/23	(3,150)
Charter Communications, Inc., Class A	Call	5	(175,000)	350.00	6/16/23	(14,850)
Chevron Corp.	Call	35	(577,500)	165.00	6/16/23	(26,075)
Cisco Systems, Inc.	Call	140	(700,000)	50.00	7/21/23	(12,810)
Citigroup, Inc.	Call	45	(213,750)	47.50	6/16/23	(7,875)
Coca-Cola Co. (The)	Call	170	(1,062,500)	62.50	6/16/23	(42,840)
Colgate-Palmolive Co.	Call	55	(412,500)	75.00	5/19/23	(28,600)
Comcast Corp., Class A	Call	85	(318,750)	37.50	7/21/23	(39,950)
ConocoPhillips	Call	45	(495,000)	110.00	6/16/23	(8,933)
Costco Wholesale Corp.	Call	14	(728,000)	520.00	6/16/23	(11,830)
CVS Health Corp.	Call	40	(320,000)	80.00	8/18/23	(7,000)
Danaher Corp.	Call	30	(720,000)	240.00	6/16/23	(19,950)
Dow, Inc.	Call	70	(402,500)	57.50	7/21/23	(7,910)
Duke Energy Corp.	Call	55	(550,000)	100.00	7/21/23	(16,500)
Eli Lilly & Co.	Call	20	(680,000)	340.00	5/19/23	(113,400)
Emerson Electric Co.	Call	40	(340,000)	85.00	6/16/23	(8,000)
Exelon Corp.	Call	95	(408,500)	43.00	6/16/23	(10,450)
Exxon Mobil Corp.	Call	85	(935,000)	110.00	5/19/23	(74,290)
FedEx Corp.	Call	8	(192,000)	240.00	7/21/23	(5,840)
Ford Motor Co.	Call	100	(130,000)	13.00	6/16/23	(2,600)
General Dynamics Corp.	Call	20	(460,000)	230.00	8/18/23	(9,500)
General Motors Co.	Call	45	(166,500)	37.00	6/16/23	(1,575)
Gilead Sciences, Inc.	Call	55	(467,500)	85.00	5/19/23	(2,750)
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Goldman Sachs Group, Inc. (The)	Call	10	$ (355,000)	$ 355.00	7/21/23	$ (10,275)
Home Depot, Inc. (The)	Call	25	(750,000)	300.00	5/19/23	(22,375)
Honeywell International, Inc.	Call	25	(500,000)	200.00	6/16/23	(13,725)
Intel Corp.	Call	90	(261,000)	29.00	7/21/23	(28,800)
International Business Machines Corp.	Call	25	(337,500)	135.00	7/21/23	(3,275)
JPMorgan Chase & Co.	Call	55	(770,000)	140.00	7/21/23	(29,425)
Kraft Heinz Co. (The)	Call	40	(160,000)	40.00	7/21/23	(4,080)
Linde PLC	Call	15	(577,500)	385.00	7/21/23	(12,000)
Lockheed Martin Corp.	Call	7	(332,500)	475.00	6/16/23	(4,970)
Lowe’s Cos., Inc.	Call	25	(525,000)	210.00	6/16/23	(20,375)
Mastercard, Inc., Class A	Call	15	(570,000)	380.00	6/16/23	(18,412)
McDonald's Corp.	Call	25	(750,000)	300.00	7/21/23	(16,438)
Medtronic PLC	Call	60	(495,000)	82.50	6/16/23	(57,000)
Meta Platforms, Inc., Class A	Call	35	(787,500)	225.00	5/19/23	(63,000)
MetLife, Inc.	Call	100	(600,000)	60.00	6/16/23	(32,000)
Microsoft Corp.	Call	80	(2,160,000)	270.00	5/19/23	(304,000)
Mondelez International, Inc., Class A	Call	70	(490,000)	70.00	6/16/23	(51,450)
Morgan Stanley	Call	45	(416,250)	92.50	7/21/23	(16,538)
Netflix, Inc.	Call	8	(264,000)	330.00	5/19/23	(8,120)
NextEra Energy, Inc.	Call	50	(375,000)	75.00	6/16/23	(17,000)
NIKE, Inc., Class B	Call	40	(520,000)	130.00	6/16/23	(11,840)
NVIDIA Corp.	Call	45	(1,305,000)	290.00	6/16/23	(58,275)
Oracle Corp.	Call	30	(277,500)	92.50	6/16/23	(16,200)
PayPal Holdings, Inc.	Call	35	(288,750)	82.50	6/16/23	(6,545)
PepsiCo, Inc.	Call	50	(925,000)	185.00	7/21/23	(48,500)
Procter & Gamble Co. (The)	Call	60	(870,000)	145.00	7/21/23	(84,000)
QUALCOMM, Inc.	Call	30	(390,000)	130.00	7/21/23	(7,830)
Raytheon Technologies Corp.	Call	50	(500,000)	100.00	5/19/23	(7,850)
Salesforce, Inc.	Call	20	(370,000)	185.00	6/16/23	(38,360)
Simon Property Group, Inc.	Call	30	(330,000)	110.00	5/19/23	(16,200)
Southern Co. (The)	Call	85	(573,750)	67.50	6/16/23	(53,550)
Starbucks Corp.	Call	35	(367,500)	105.00	6/16/23	(38,150)
Target Corp.	Call	15	(262,500)	175.00	7/21/23	(4,215)
Tesla, Inc.	Call	45	(810,000)	180.00	6/16/23	(24,390)
Texas Instruments, Inc.	Call	30	(525,000)	175.00	7/21/23	(12,480)
T-Mobile U.S., Inc.	Call	35	(525,000)	150.00	5/19/23	(1,435)
U.S. Bancorp	Call	65	(227,500)	35.00	7/21/23	(15,275)
Union Pacific Corp.	Call	20	(400,000)	200.00	5/19/23	(4,600)
United Parcel Service, Inc., Class B	Call	25	(462,500)	185.00	7/21/23	(11,125)
Verizon Communications, Inc.	Call	85	(340,000)	40.00	7/21/23	(6,885)
Visa, Inc., Class A	Call	30	(690,000)	230.00	5/19/23	(15,840)
Walgreens Boots Alliance, Inc.	Call	30	(105,000)	35.00	7/21/23	(5,430)
Walmart, Inc.	Call	35	(525,000)	150.00	6/16/23	(16,887)
Walt Disney Co. (The)	Call	40	(400,000)	100.00	6/16/23	(25,400)
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD COVERED CALL INCOME FUND

Description	Type	Number of Contracts	Notional Amount*	Exercise Price	Expiration Date	Value
Wells Fargo & Co.	Call	90	$ (360,000)	$ 40.00	5/19/23	$ (6,840)
(Premiums received $1,324,091)						$(2,386,941)

*	Notional amount is expressed as the number of contracts multiplied by the strike price multiplied by 100.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD EQUITY MARKET NEUTRAL FUND

The table below sets forth the diversification of the Steward Equity Market Neutral Fund investments by Industry.

Industry Diversification	Percent ^*
Money Market Funds	12.5%
Financial Services	3.4
Health Care Providers & Services	3.4
Specialty Retail	3.0
Real Estate Management & Development	2.7
Air Freight & Logistics	2.4
Software	2.4
Consumer Finance	2.2
Trading Companies & Distributors	2.2
Technology Hardware, Storage & Peripherals	2.0
Electrical Equipment	1.8
Building Products	1.7
Specialized Real Estate Investment Trusts	1.5
Semiconductors & Semiconductor Equipment	1.4
Consumer Staples Distribution & Retail	1.2
Household Durables	1.2
Automobile Components	1.1
Banks	1.1
Food Products	1.1
Machinery	1.1
Textiles, Apparel & Luxury Goods	1.0
Automobiles	0.8
Electronic Equipment, Instruments & Components	0.8
Broadline Retail	0.7
Capital Markets	0.7
Life Sciences Tools & Services	0.7
Distributors	0.6
Construction & Engineering	0.5
Containers & Packaging	0.4
Professional Services	0.4
Industry Diversification	Percent ^*
Diversified Consumer Services	0.3%
Ground Transportation	0.1
Water Utilities	(0.2)
IT Services	(0.3)
Media	(0.4)
Metals & Mining	(0.5)
Insurance	(0.6)
Communications Equipment	(0.7)
Multi-Utilities	(0.7)
Pharmaceuticals	(0.7)
Commercial Services & Supplies	(0.9)
Electric Utilities	(1.0)
Entertainment	(1.0)
Gas Utilities	(1.0)
Health Care Technology	(1.0)
Independent Power and Renewable Electricity Producers	(1.0)
Interactive Media & Services	(1.0)
Oil, Gas & Consumable Fuels	(1.3)
Chemicals	(1.4)
Biotechnology	(1.9)
Household Products	(2.1)
Beverages	(2.2)
Passenger Airlines	(3.1)
Hotels, Restaurants & Leisure	(3.5)
Aerospace & Defense	(4.0)
Health Care Equipment & Supplies	(5.1)
Total Investments	20.8%

^	Percentages indicated are net of Common Stocks and Common Stocks Sold Short.
*	Percentages indicated are based on net assets as of April 30, 2023.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
COMMON STOCKS - 79.6%
AIR FREIGHT & LOGISTICS - 2.4%
C.H. Robinson Worldwide, Inc.(a)	9,000	$ 907,830
Expeditors International of Washington, Inc.(a)	8,000	910,720
		1,818,550
AUTOMOBILE COMPONENTS - 1.1%
BorgWarner, Inc.(a)	17,600	847,088
AUTOMOBILES - 0.8%
Harley-Davidson, Inc.(a)	16,300	604,730
BANKS - 1.1%
Regions Financial Corp.(a)	47,000	858,220
BIOTECHNOLOGY - 1.9%
Biogen, Inc.(a)(b)	2,300	699,729
Gilead Sciences, Inc.(a)	9,500	780,995
		1,480,724
BROADLINE RETAIL - 1.7%
Macy's, Inc.(a)	46,700	763,078
Nordstrom, Inc.	36,900	570,474
		1,333,552
BUILDING PRODUCTS - 1.7%
Carrier Global Corp.	9,700	405,654
Owens Corning(a)	8,200	875,842
		1,281,496
CAPITAL MARKETS - 4.2%
Ameriprise Financial, Inc.(a)	2,800	854,336
Bank of New York Mellon Corp. (The)(a)	19,600	834,764
Janus Henderson Group PLC	28,700	744,765
Lazard Ltd., Class A	5,300	165,890
LPL Financial Holdings, Inc.	1,400	292,376
MSCI, Inc.	700	337,715
		3,229,846
CONSTRUCTION & ENGINEERING - 0.5%
AECOM (a)	5,000	415,250
CONSUMER FINANCE - 3.3%
American Express Co.(a)	5,100	822,834
Discover Financial Services(a)	7,900	817,413
Synchrony Financial(a)	30,200	891,202
		2,531,449
	Shares	Value
CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.3%
Kroger Co. (The)(a)	18,500	$ 899,655
US Foods Holding Corp.(b)	22,200	852,480
		1,752,135
CONTAINERS & PACKAGING - 0.4%
Berry Global Group, Inc.	5,200	300,612
DISTRIBUTORS - 0.6%
Genuine Parts Co.(a)	2,700	454,437
DIVERSIFIED CONSUMER SERVICES - 1.1%
Grand Canyon Education, Inc.(a)(b)	7,300	866,510
ELECTRICAL EQUIPMENT - 2.2%
Acuity Brands, Inc.	1,000	157,380
nVent Electric PLC	16,600	696,038
Regal Rexnord Corp.	6,500	846,040
		1,699,458
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%
Jabil, Inc.(a)	7,600	593,940
FINANCIAL SERVICES - 4.3%
Mastercard, Inc., Class A(a)	2,400	912,072
Visa, Inc., Class A(a)	3,800	884,374
Western Union Co. (The)(a)	58,400	638,312
WEX, Inc.(b)	4,600	815,810
		3,250,568
FOOD PRODUCTS - 1.2%
General Mills, Inc.(a)	9,900	877,437
GROUND TRANSPORTATION - 2.2%
CSX Corp.(a)	12,500	383,000
Landstar System, Inc.(a)	3,300	580,899
Ryder System, Inc.	8,900	704,524
		1,668,423
HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Hologic, Inc.(a)(b)	6,300	541,863
HEALTH CARE PROVIDERS & SERVICES - 6.9%
AmerisourceBergen Corp.(a)	5,100	850,935
Cardinal Health, Inc.(a)	10,900	894,890
Cigna Group (The)(a)	3,000	759,870
DaVita, Inc.(b)	5,600	506,016

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
Elevance Health, Inc.(a)	1,700	$ 796,705
Humana, Inc.(a)	1,100	583,539
McKesson Corp.(a)	2,400	874,176
		5,266,131
HOTELS, RESTAURANTS & LEISURE - 1.4%
Booking Holdings, Inc.(b)	400	1,074,524
HOUSEHOLD DURABLES - 1.2%
TopBuild Corp.(b)	4,000	901,920
INSURANCE - 1.1%
Aflac, Inc.(a)	7,400	516,890
Hartford Financial Services Group, Inc. (The)(a)	4,000	283,960
		800,850
IT SERVICES - 1.5%
Gartner, Inc.(a)(b)	1,400	423,444
VeriSign, Inc.(b)	3,200	709,760
		1,133,204
LIFE SCIENCES TOOLS & SERVICES - 1.7%
Danaher Corp.	2,200	521,202
QIAGEN N.V.(b)	17,800	794,058
		1,315,260
MACHINERY - 1.2%
Ingersoll Rand, Inc.	15,700	895,214
MEDIA - 0.7%
Interpublic Group of Cos., Inc. (The)(a)	15,700	560,961
METALS & MINING - 0.1%
Reliance Steel & Aluminum Co.	400	99,120
OIL, GAS & CONSUMABLE FUELS - 0.2%
ConocoPhillips	1,300	133,757
PROFESSIONAL SERVICES - 1.8%
Booz Allen Hamilton Holding Corp.	6,100	583,892
ManpowerGroup, Inc.(a)	7,900	598,109
Robert Half International, Inc.	2,300	167,900
		1,349,901
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.7%
CBRE Group, Inc., Class A(a)(b)	11,800	904,588
	Shares	Value
Howard Hughes Corp. (The)(b)	6,400	$ 495,168
Jones Lang LaSalle, Inc.(a)(b)	4,700	653,488
		2,053,244
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Applied Materials, Inc.	1,100	124,333
Cirrus Logic, Inc.(a)(b)	8,000	686,320
Lam Research Corp.(a)	1,700	890,936
QUALCOMM, Inc.(a)	7,100	829,280
		2,530,869
SOFTWARE - 8.8%
Adobe, Inc.(a)(b)	2,300	868,388
ANSYS, Inc.(b)	2,700	847,584
Autodesk, Inc.(b)	4,400	857,076
Cadence Design Systems, Inc.(a)(b)	3,900	816,855
Dolby Laboratories, Inc., Class A	3,900	326,391
Dropbox, Inc., Class A(a)(b)	34,200	695,628
Salesforce, Inc.(b)	1,100	218,207
Synopsys, Inc.(a)(b)	2,200	816,904
Teradata Corp.(a)(b)	21,500	832,265
VMware, Inc., Class A(a)(b)	3,800	475,114
		6,754,412
SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 1.5%
Equinix, Inc.	300	217,224
Iron Mountain, Inc.(a)	10,600	585,544
Weyerhaeuser Co.(a)	10,100	302,091
		1,104,859
SPECIALTY RETAIL - 4.6%
Best Buy Co., Inc.(a)	9,400	700,488
Gap, Inc. (The)	82,600	792,960
Lowe’s Cos., Inc.(a)	3,800	789,754
TJX Cos., Inc. (The)	7,200	567,504
Ulta Beauty, Inc.(a)(b)	1,200	661,716
		3,512,422
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.0%
Hewlett Packard Enterprise Co.(a)	51,300	734,616
HP, Inc.(a)	27,700	822,967
		1,557,583

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - 2.2%
Deckers Outdoor Corp.(b)	1,700	$ 814,878
PVH Corp.	9,900	849,519
		1,664,397
TRADING COMPANIES & DISTRIBUTORS - 2.2%
W.W. Grainger, Inc.(a)	1,200	834,684
WESCO International, Inc.	5,800	835,200
		1,669,884
TOTAL COMMON STOCKS (COST $59,006,676)		60,784,800
MONEY MARKET FUNDS - 12.5%
Fidelity Government Cash Reserves, 4.50%(a)(c)	929,696	929,696
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(c)	8,668,664	8,668,664
TOTAL MONEY MARKET FUNDS (COST $9,598,360)		9,598,360
TOTAL INVESTMENTS (COST $68,605,036) - 92.1%		70,383,160

COMMON STOCKS SOLD SHORT - (71.3)%
AEROSPACE & DEFENSE - (4.0)%
Boeing Co. (The)	(3,800)	(785,764)
HEICO Corp., Class A	(5,900)	(791,957)
Mercury Systems, Inc.	(15,600)	(743,652)
Spirit AeroSystems Holdings, Inc., Class A	(25,400)	(755,904)
		(3,077,277)
BEVERAGES - (2.2)%
Boston Beer Co., Inc. (The), Class A	(2,400)	(762,024)
Constellation Brands, Inc., Class A	(3,300)	(757,251)
Monster Beverage Corp.	(2,800)	(156,800)
		(1,676,075)
BIOTECHNOLOGY - (3.8)%
Alnylam Pharmaceuticals, Inc.	(3,700)	(737,040)
Ionis Pharmaceuticals, Inc.	(21,000)	(742,770)
Natera, Inc.	(13,000)	(659,360)
Seagen, Inc.	(3,900)	(780,000)
		(2,919,170)
BROADLINE RETAIL - (1.0)%
Amazon.com, Inc.	(7,400)	(780,330)
CAPITAL MARKETS - (3.5)%
Blackstone, Inc.	(8,500)	(759,305)
	Shares	Value
Blue Owl Capital, Inc.	(72,000)	$ (810,720)
Carlyle Group, Inc. (The)	(9,200)	(279,036)
KKR & Co., Inc.	(15,300)	(811,971)
		(2,661,032)
CHEMICALS - (1.4)%
Albemarle Corp.	(900)	(166,914)
Diversey Holdings Ltd.	(26,500)	(215,445)
Scotts Miracle-Gro Co. (The)	(10,400)	(694,824)
		(1,077,183)
COMMERCIAL SERVICES & SUPPLIES - (0.9)%
Stericycle, Inc.	(14,500)	(661,925)
COMMUNICATIONS EQUIPMENT - (0.7)%
Ubiquiti, Inc.	(2,400)	(558,120)
CONSUMER FINANCE - (1.1)%
Credit Acceptance Corp.	(1,600)	(783,200)
Upstart Holdings, Inc.	(1,700)	(23,630)
		(806,830)
CONSUMER STAPLES DISTRIBUTION & RETAIL - (1.1)%
Grocery Outlet Holding Corp.	(27,200)	(810,016)
DIVERSIFIED CONSUMER SERVICES - (0.8)%
Mister Car Wash, Inc.	(68,700)	(605,934)
ELECTRIC UTILITIES - (1.0)%
Constellation Energy Corp.	(10,200)	(789,480)
ELECTRICAL EQUIPMENT - (0.4)%
Plug Power, Inc.	(7,900)	(71,337)
Shoals Technologies Group, Inc., Class A	(12,400)	(259,036)
		(330,373)
ENTERTAINMENT - (1.0)%
Roku, Inc.	(1,400)	(78,694)
Warner Bros Discovery, Inc.	(49,800)	(677,778)
		(756,472)
FINANCIAL SERVICES - (0.9)%
Rocket Cos., Inc., Class A	(25,800)	(229,878)
Toast, Inc., Class A	(24,200)	(440,440)
		(670,318)
FOOD PRODUCTS - (0.1)%
Freshpet, Inc.	(600)	(41,382)

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
GAS UTILITIES - (1.0)%
Atmos Energy Corp.	(7,000)	$ (798,980)
GROUND TRANSPORTATION - (2.1)%
Lyft, Inc., Class A	(81,100)	(831,275)
U-Haul Holding Co.	(12,900)	(787,674)
		(1,618,949)
HEALTH CARE EQUIPMENT & SUPPLIES - (5.8)%
Enovis Corp.	(14,000)	(815,500)
Envista Holdings Corp.	(19,400)	(746,706)
Globus Medical, Inc., Class A	(3,000)	(174,420)
ICU Medical, Inc.	(2,900)	(548,506)
Masimo Corp.	(4,200)	(794,388)
Novocure Ltd.	(8,200)	(540,380)
STERIS PLC	(4,300)	(810,765)
		(4,430,665)
HEALTH CARE PROVIDERS & SERVICES - (3.5)%
Acadia Healthcare Co., Inc.	(10,600)	(766,274)
agilon health, Inc.	(25,900)	(628,593)
Guardant Health, Inc.	(24,200)	(545,952)
Oak Street Health, Inc.	(18,500)	(720,945)
		(2,661,764)
HEALTH CARE TECHNOLOGY - (1.0)%
Certara, Inc.	(32,000)	(773,440)
HOTELS, RESTAURANTS & LEISURE - (4.9)%
Aramark	(21,900)	(759,930)
Carnival Corp.	(12,600)	(116,046)
Choice Hotels International, Inc.	(6,000)	(765,120)
Domino's Pizza, Inc.	(2,500)	(793,675)
DraftKings, Inc., Class A	(3,800)	(83,258)
Norwegian Cruise Line Holdings Ltd.	(43,100)	(575,385)
Royal Caribbean Cruises Ltd.	(3,000)	(196,290)
Sabre Corp.	(30,400)	(121,600)
Six Flags Entertainment Corp.	(13,600)	(330,072)
		(3,741,376)
HOUSEHOLD PRODUCTS - (2.1)%
Reynolds Consumer Products, Inc.	(29,900)	(838,097)
Spectrum Brands Holdings, Inc.	(11,900)	(791,350)
		(1,629,447)
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - (1.0)%
Vistra Corp.	(32,800)	(782,608)
	Shares	Value
INSURANCE - (1.7)%
Cincinnati Financial Corp.	(6,300)	$ (670,572)
Kemper Corp.	(13,000)	(632,450)
		(1,303,022)
INTERACTIVE MEDIA & SERVICES - (1.0)%
IAC, Inc.	(15,500)	(802,435)
IT SERVICES - (1.8)%
Cloudflare, Inc., Class A	(10,800)	(508,140)
Fastly, Inc., Class A	(5,800)	(85,724)
MongoDB, Inc.	(3,100)	(743,876)
		(1,337,740)
LIFE SCIENCES TOOLS & SERVICES - (1.0)%
Sotera Health Co.	(43,500)	(729,495)
MACHINERY - (0.1)%
Stanley Black & Decker, Inc.	(1,000)	(86,340)
MEDIA - (1.1)%
Liberty Broadband Corp., Class A	(10,200)	(862,206)
METALS & MINING - (0.6)%
MP Materials Corp.	(20,600)	(446,402)
MULTI-UTILITIES - (0.7)%
CenterPoint Energy, Inc.	(4,700)	(143,209)
Dominion Energy, Inc.	(6,700)	(382,838)
		(526,047)
OIL, GAS & CONSUMABLE FUELS - (1.5)%
Enviva, Inc.	(17,100)	(367,650)
New Fortress Energy, Inc.	(25,700)	(778,453)
		(1,146,103)
PASSENGER AIRLINES - (3.1)%
American Airlines Group, Inc.	(58,400)	(796,576)
JetBlue Airways Corp.	(113,700)	(811,818)
Southwest Airlines Co.	(24,200)	(733,018)
		(2,341,412)
PHARMACEUTICALS - (0.7)%
Catalent, Inc.	(11,100)	(556,332)
PROFESSIONAL SERVICES - (1.4)%
Dun & Bradstreet Holdings, Inc.	(31,700)	(354,089)
Equifax, Inc.	(3,400)	(708,492)
		(1,062,581)

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD EQUITY MARKET NEUTRAL FUND

	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - (1.9)%
Entegris, Inc.	(2,000)	$ (149,840)
Monolithic Power Systems, Inc.	(1,700)	(785,349)
Wolfspeed, Inc.	(11,600)	(539,980)
		(1,475,169)
SOFTWARE - (6.4)%
Alteryx, Inc., Class A	(15,000)	(616,950)
AppLovin Corp., Class A	(40,500)	(688,500)
Aspen Technology, Inc.	(3,300)	(584,100)
C3.ai, Inc., Class A	(10,700)	(190,674)
Datadog, Inc., Class A	(10,600)	(714,228)
Five9, Inc.	(1,600)	(103,744)
nCino, Inc.	(11,600)	(286,868)
Palantir Technologies, Inc., Class A	(84,800)	(657,200)
Tyler Technologies, Inc.	(2,000)	(758,060)
Unity Software, Inc.	(9,900)	(267,003)
		(4,867,327)
SPECIALTY RETAIL - (1.6)%
Floor & Decor Holdings, Inc.	(1,700)	(168,878)
GameStop Corp., Class A	(5,600)	(108,024)
Petco Health & Wellness Co., Inc.	(21,800)	(217,128)
Wayfair, Inc., Class A	(20,900)	(727,947)
		(1,221,977)
	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - (1.2)%
Skechers USA, Inc., Class A	(16,700)	$ (888,273)
WATER UTILITIES - (0.2)%
American Water Works Co., Inc.	(1,200)	(177,900)
TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS ($56,697,724))		(54,489,907)
TOTAL SECURITIES SOLD SHORT (PROCEEDS ($56,697,724)) - (71.3)%		(54,489,907)
OTHER ASSETS IN EXCESS OF LIABILITIES - 79.2%		60,493,463
NET ASSETS - 100.0%		$ 76,386,716

(a)	All or portion of the shares have been pledged as collateral for open short positions.
(b)	Represents non-income producing security.
(c)	7-day current yield as of April 30, 2023 is disclosed.

MSCI — Morgan Stanley Capital International
N.V. — Naamloze Vennootschap
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD GLOBAL EQUITY INCOME FUND

The table below sets forth the diversification of the Steward Global Equity Income Fund investments by Country.

Country Diversification	Percent*
United States	61.7%
Canada	13.9
Taiwan	4.7
Switzerland	4.6
Republic of Korea (South)	3.2
Ireland (Republic of)	2.8
Japan	1.8
United Kingdom	1.6
Brazil	1.6
Colombia	1.4
Netherlands	1.2
Sweden	1.0
Total Investments	99.5%

*	Percentages indicated are based on net assets as of April 30, 2023.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS - 98.5%
AEROSPACE & DEFENSE - 1.1%
General Dynamics Corp.	17,770	$ 3,879,902
AIR FREIGHT & LOGISTICS - 1.8%
C.H. Robinson Worldwide, Inc.	62,950	6,349,766
BANKS - 10.1%
Bank of Nova Scotia (The)	72,260	3,606,496
Canadian Imperial Bank of Commerce	92,500	3,880,375
KB Financial Group, Inc., ADR	154,580	5,764,288
Mizuho Financial Group, Inc., ADR	2,171,420	6,318,832
NatWest Group PLC, Sponsored ADR	873,260	5,789,714
Royal Bank of Canada	47,610	4,728,149
Toronto-Dominion Bank (The)	91,690	5,559,165
		35,647,019
BEVERAGES - 2.1%
Coca-Cola Co. (The)	113,710	7,294,496
BIOTECHNOLOGY - 1.8%
Gilead Sciences, Inc.	79,500	6,535,695
CHEMICALS - 1.2%
Air Products and Chemicals, Inc.	14,840	4,368,302
COMMUNICATIONS EQUIPMENT - 2.6%
Cisco Systems, Inc.	117,220	5,538,645
Telefonaktiebolaget LM Ericsson, Sponsored ADR	648,520	3,560,375
		9,099,020
CONSTRUCTION MATERIALS - 1.2%
James Hardie Industries PLC, Sponsored ADR	189,680	4,222,277
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.7%
Verizon Communications, Inc.	151,720	5,891,288
ELECTRIC UTILITIES - 2.0%
Entergy Corp.	34,850	3,749,163
Portland General Electric Co.	66,960	3,389,515
		7,138,678
ELECTRICAL EQUIPMENT - 2.0%
ABB Ltd., Sponsored ADR	195,960	7,072,196
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.3%
Avnet, Inc.	113,210	4,671,045
	Shares	Value
FOOD PRODUCTS - 6.1%
Bunge Ltd.	62,530	$ 5,852,808
General Mills, Inc.	51,290	4,545,833
Kellogg Co.	88,160	6,150,923
Tyson Foods, Inc., Class A	78,990	4,936,085
		21,485,649
GROUND TRANSPORTATION - 1.3%
Canadian National Railway Co.	40,230	4,798,232
HEALTH CARE EQUIPMENT & SUPPLIES - 3.7%
Abbott Laboratories	55,040	6,080,269
Becton, Dickinson and Co.	26,610	7,033,289
		13,113,558
HEALTH CARE PROVIDERS & SERVICES - 7.5%
Cigna Group (The)	36,570	9,262,815
Elevance Health, Inc.	12,870	6,031,526
Quest Diagnostics, Inc.	51,940	7,209,792
U.S. Physical Therapy, Inc.	38,440	4,092,322
		26,596,455
HOTELS, RESTAURANTS & LEISURE - 3.1%
McDonald's Corp.	37,430	11,069,922
HOUSEHOLD DURABLES - 1.0%
Garmin Ltd.	37,480	3,679,412
INSURANCE - 1.4%
Sun Life Financial, Inc.	104,720	5,139,658
IT SERVICES - 4.3%
Accenture PLC, Class A	20,350	5,703,901
Amdocs Ltd.	61,390	5,601,838
Cognizant Technology Solutions Corp., Class A	62,860	3,753,371
		15,059,110
MACHINERY - 1.6%
Snap-on, Inc.	22,100	5,732,961
MEDIA - 3.0%
Nexstar Media Group, Inc.	31,450	5,455,002
Omnicom Group, Inc.	55,740	5,048,372
		10,503,374
METALS & MINING - 2.4%
Agnico Eagle Mines Ltd.	32,830	1,862,446

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
Pan American Silver Corp.	133,300	$ 2,374,073
Ternium SA, Sponsored ADR	94,870	4,112,614
		8,349,133
OIL, GAS & CONSUMABLE FUELS - 6.4%
Canadian Natural Resources, Ltd.	111,280	6,784,741
Ecopetrol SA, Sponsored ADR	497,930	4,839,880
Petroleo Brasileiro SA, Sponsored ADR	526,990	5,596,634
Suncor Energy, Inc.	174,240	5,457,197
		22,678,452
PROFESSIONAL SERVICES - 3.3%
Broadridge Financial Solutions, Inc.	32,080	4,664,753
Paychex, Inc.	63,270	6,950,842
		11,615,595
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.2%
ASE Industrial Holding Co. Ltd., ADR	886,950	6,084,477
QUALCOMM, Inc.	35,440	4,139,392
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	71,040	5,988,672
Texas Instruments, Inc.	48,220	8,062,384
United Microelectronics Corp., Sponsored ADR(a)	585,870	4,704,536
		28,979,461
SOFTWARE - 2.5%
Gen Digital, Inc.	224,180	3,961,261
Open Text Corp.	134,060	5,079,533
		9,040,794
SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 2.7%
Crown Castle, Inc.	33,300	4,098,897
Iron Mountain, Inc.	99,520	5,497,485
		9,596,382
SPECIALTY RETAIL - 6.0%
Advance Auto Parts, Inc.	25,630	3,217,334
	Shares	Value
Best Buy Co., Inc.	26,190	$ 1,951,679
Home Depot, Inc. (The)	16,600	4,988,964
Lowe’s Cos., Inc.	30,330	6,303,484
Williams-Sonoma, Inc.	38,260	4,630,990
		21,092,451
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.5%
HP, Inc.	228,960	6,802,402
Logitech International SA	91,490	5,439,995
		12,242,397
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
SK Telecom Co. Ltd., Sponsored ADR	282,650	5,585,164
TOTAL COMMON STOCKS (COST $335,520,789)		348,527,844
MONEY MARKET FUND - 1.0%
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(b)	3,417,784	3,417,784
TOTAL MONEY MARKET FUND (COST $3,417,784)		3,417,784
TOTAL INVESTMENTS (COST $338,938,573) - 99.5%		351,945,628

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		1,689,528
NET ASSETS - 100.0%		$ 353,635,156

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2023 is disclosed.

ADR — American Depositary Receipt
PLC — Public Limited Company
SA — Societe Anonyme

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD INTERNATIONAL ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward International Enhanced Index Fund investments by Country.

Country Diversification	Percent*
Canada	27.0%
United Kingdom	16.3
Taiwan	8.4
China	8.4
Netherlands	7.4
Japan	5.0
Brazil	3.4
India	3.3
Switzerland	2.9
Germany	2.7
France	2.6
Mexico	2.0
Australia	2.0
Spain	1.6
Republic of Korea (South)	1.4
Ireland (Republic of)	0.8
Denmark	0.7
Italy	0.5
Chile	0.5
Norway	0.5
South Africa	0.5
Indonesia	0.4
Finland	0.3
Sweden	0.3
United States	0.3
Jersey	0.2
Luxembourg	0.1
Colombia	0.0**
Total Investments	99.5%

*	Percentages indicated are based on net assets as of April 30, 2023.
**	Amount rounds to less than 0.1%.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS - 97.7%
AEROSPACE & DEFENSE - 0.1%
CAE, Inc.(a)	6,360	$ 143,227
AIR FREIGHT & LOGISTICS - 0.2%
ZTO Express Cayman, Inc., ADR	14,044	388,738
AUTOMOBILE COMPONENTS - 0.2%
Magna International, Inc., ADR	6,535	340,866
AUTOMOBILES - 2.2%
Ferrari N.V.	5,737	1,598,557
Honda Motor Co. Ltd., Sponsored ADR	59,031	1,569,044
NIO, Inc., ADR(a)	20,730	163,145
Stellantis N.V.	60,290	1,002,623
Tata Motors Ltd., Sponsored ADR(a)	12,760	378,070
		4,711,439
BANKS - 16.7%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	165,860	1,217,412
Banco de Chile, ADR	19,889	421,647
Banco Santander Chile, ADR	6,164	118,041
Banco Santander SA, Sponsored ADR	411,595	1,428,235
Bank of Montreal	23,490	2,118,563
Bank of Nova Scotia (The)	40,165	2,004,635
Barclays PLC, Sponsored ADR	97,189	784,315
Canadian Imperial Bank of Commerce	31,471	1,320,208
HDFC Bank Ltd., ADR	39,365	2,747,677
HSBC Holdings PLC, Sponsored ADR	116,789	4,210,244
ICICI Bank Ltd., Sponsored ADR	86,345	1,964,349
ING Groep N.V., Sponsored ADR	103,570	1,282,197
KB Financial Group, Inc., ADR	21,000	783,090
Lloyds Banking Group PLC, ADR	425,905	1,030,690
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	341,190	2,142,673
Mizuho Financial Group, Inc., ADR	315,100	916,941
NatWest Group PLC, Sponsored ADR	82,660	548,036
NU Holdings Ltd., Class A(a)	22,352	115,336
Royal Bank of Canada	48,710	4,837,390
Shinhan Financial Group Co. Ltd., ADR	28,230	741,320
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	193,720	1,590,441
Toronto-Dominion Bank (The)	58,829	3,566,802
Woori Financial Group, Inc., Sponsored ADR	5,290	140,661
		36,030,903
BEVERAGES - 0.7%
Fomento Economico Mexicano SAB de CV, Sponsored ADR	15,979	1,550,283
	Shares	Value
BIOTECHNOLOGY - 1.6%
Argenx SE, ADR(a)	3,199	$ 1,240,828
BeiGene Ltd., ADR(a)	2,494	635,870
Genmab A/S, Sponsored ADR(a)	36,664	1,503,591
		3,380,289
BROADLINE RETAIL - 5.6%
Alibaba Group Holding Ltd., Sponsored ADR(a)	101,942	8,633,468
JD.com, Inc., ADR	61,147	2,184,171
PDD Holdings, Inc., ADR(a)	14,099	960,847
Vipshop Holdings Ltd., ADR(a)	12,148	190,723
		11,969,209
CAPITAL MARKETS - 1.6%
Brookfield Asset Management Ltd., Class A	18,182	610,006
Credit Suisse Group, Sponsored ADR	60,759	54,373
Deutsche Bank AG	52,930	582,760
Nomura Holdings, Inc., Sponsored ADR	85,620	304,807
UBS Group AG	99,087	2,006,512
		3,558,458
CHEMICALS - 0.6%
Nutrien Ltd.	15,022	1,042,527
Sasol Ltd., Sponsored ADR	13,580	176,811
		1,219,338
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Waste Connections, Inc.	19,342	2,691,439
COMMUNICATIONS EQUIPMENT - 0.6%
Nokia Oyj, Sponsored ADR	167,640	702,412
Telefonaktiebolaget LM Ericsson, Sponsored ADR	110,090	604,394
		1,306,806
CONSTRUCTION MATERIALS - 0.8%
CEMEX SAB de CV, Sponsored ADR(a)	55,045	330,270
CRH PLC, Sponsored ADR	23,260	1,128,110
James Hardie Industries PLC, Sponsored ADR	12,054	268,322
		1,726,702
DIVERSIFIED CONSUMER SERVICES - 0.3%
New Oriental Education & Technology Group, Inc., Sponsored ADR(a)	3,846	175,339
Pearson PLC, Sponsored ADR	34,477	380,626
		555,965
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.4%
BCE, Inc.	58,738	2,823,536

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Chunghwa Telecom Co. Ltd., Sponsored ADR	51,370	$ 2,117,471
Orange SA, Sponsored ADR	99,715	1,298,289
Telefonica SA, Sponsored ADR	169,980	766,610
Telkom Indonesia Persero Tbk PT, ADR	29,117	838,570
TELUS Corp.	76,570	1,624,050
		9,468,526
ELECTRIC UTILITIES - 1.3%
Centrais Eletricas Brasileiras SA, Sponsored ADR	73,898	496,594
Fortis, Inc.	51,758	2,272,694
		2,769,288
ELECTRICAL EQUIPMENT - 0.9%
ABB Ltd., Sponsored ADR	55,143	1,990,111
ENTERTAINMENT - 1.0%
Bilibili, Inc., Sponsored ADR(a)	4,186	85,227
NetEase, Inc., ADR	21,094	1,880,108
Tencent Music Entertainment Group, ADR(a)	12,070	89,439
		2,054,774
FINANCIAL SERVICES - 0.4%
ORIX Corp., Sponsored ADR	10,011	854,038
GROUND TRANSPORTATION - 2.3%
Canadian National Railway Co.	21,360	2,547,607
Canadian Pacific Kansas City Ltd.	30,781	2,426,774
		4,974,381
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Alcon, Inc.	23,573	1,708,571
Koninklijke Philips N.V., Sponsored NYS	27,175	573,936
Smith & Nephew PLC, Sponsored ADR	36,393	1,190,051
		3,472,558
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Fresenius Medical Care AG & Co. KGaA, ADR	22,364	541,656
HOTELS, RESTAURANTS & LEISURE - 1.1%
H World Group Ltd., ADR(a)	3,824	179,345
InterContinental Hotels Group PLC, ADR	7,561	523,826
Restaurant Brands International, Inc.	16,990	1,191,509
Trip.com Group Ltd., ADR(a)	14,264	506,515
		2,401,195
	Shares	Value
HOUSEHOLD DURABLES - 1.6%
Sony Group Corp., Sponsored ADR	38,348	$ 3,438,665
INSURANCE - 2.1%
Aegon N.V., Sponsored NYS	40,717	184,448
Manulife Financial Corp.	80,270	1,585,332
Prudential PLC, ADR	38,270	1,172,976
Sun Life Financial, Inc.	31,110	1,526,879
		4,469,635
INTERACTIVE MEDIA & SERVICES - 0.8%
Baidu, Inc., Sponsored ADR(a)	14,679	1,770,434
IT SERVICES - 2.4%
CGI, Inc.(a)	18,014	1,826,800
Infosys Ltd., Sponsored ADR	110,930	1,723,852
Shopify, Inc., Class A(a)	27,325	1,323,896
Wipro Ltd., ADR	71,143	334,372
		5,208,920
LIFE SCIENCES TOOLS & SERVICES - 0.9%
QIAGEN N.V.(a)	41,309	1,842,795
MACHINERY - 0.2%
CNH Industrial N.V.	28,220	397,902
MEDIA - 0.2%
Grupo Televisa SAB, Sponsored ADR	13,190	66,741
WPP PLC, Sponsored ADR	6,850	396,684
		463,425
METALS & MINING - 7.8%
Agnico Eagle Mines Ltd.	15,937	904,106
AngloGold Ashanti Ltd., Sponsored ADR	11,490	305,404
ArcelorMittal SA, Sponsored NYS	10,583	301,298
Barrick Gold Corp., ADR	59,053	1,124,369
BHP Group Ltd., Sponsored ADR	72,084	4,255,839
Franco Nevada Corp.	8,568	1,300,451
Gold Fields Ltd., Sponsored ADR	24,090	374,840
Kinross Gold Corp.	44,170	223,059
POSCO Holdings, Inc., Sponsored ADR	15,563	1,106,841
Rio Tinto PLC, Sponsored ADR	31,770	2,032,962
Sibanye Stillwater Ltd., ADR	17,340	155,193
Southern Copper Corp.	4,665	358,412
Teck Resources Ltd., Class B	10,513	489,906

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Vale SA, Sponsored ADR	197,362	$ 2,843,987
Wheaton Precious Metals Corp.	21,437	1,058,559
		16,835,226
MULTI-UTILITIES - 1.2%
Algonquin Power & Utilities Corp.	44,800	381,696
National Grid PLC, Sponsored ADR	31,913	2,286,566
		2,668,262
OIL, GAS & CONSUMABLE FUELS - 12.4%
BP PLC, Sponsored ADR	89,598	3,609,008
Cameco Corp.	8,615	236,826
Canadian Natural Resources, Ltd.	29,032	1,770,081
Cenovus Energy, Inc.	32,890	552,552
Ecopetrol SA, Sponsored ADR	2,010	19,537
Enbridge, Inc.	77,946	3,099,133
Eni S.p.A., Sponsored ADR	34,569	1,046,749
Equinor ASA, Sponsored ADR	35,317	1,015,011
Imperial Oil Ltd.	6,600	336,138
Pembina Pipeline Corp.	18,980	625,011
Petroleo Brasileiro SA, Sponsored ADR	97,880	1,039,486
Shell PLC, ADR	101,755	6,306,775
Suncor Energy, Inc.	36,245	1,135,193
TC Energy Corp.	36,670	1,523,272
TotalEnergies SE, Sponsored ADR	67,780	4,333,175
		26,647,947
PAPER & FOREST PRODUCTS - 0.1%
Suzano SA, Sponsored ADR	23,870	190,244
PASSENGER AIRLINES - 0.2%
Ryanair Holdings PLC, Sponsored ADR(a)	3,588	342,977
PERSONAL CARE PRODUCTS - 3.3%
Haleon PLC, ADR	133,290	1,182,282
Natura & Co. Holding SA, ADR	19,090	83,805
Unilever PLC, Sponsored ADR	106,865	5,934,214
		7,200,301
PROFESSIONAL SERVICES - 2.4%
RELX PLC, Sponsored ADR	85,188	2,820,575
Thomson Reuters Corp.	18,204	2,394,008
		5,214,583
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
FirstService Corp.	3,603	$ 543,116
KE Holdings, Inc., ADR(a)	15,943	250,146
		793,262
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.1%
ASE Industrial Holding Co. Ltd., ADR	49,515	339,673
ASML Holding N.V., Sponsored NYS	10,990	6,999,091
STMicroelectronics N.V., Sponsored NYS	19,633	841,863
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	172,517	14,543,183
United Microelectronics Corp., Sponsored ADR(a)	145,630	1,169,409
		23,893,219
SOFTWARE - 2.5%
Open Text Corp.	15,810	599,041
SAP SE, Sponsored ADR	35,314	4,776,925
		5,375,966
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
Logitech International SA	6,686	397,550
TEXTILES, APPAREL & LUXURY GOODS - 0.1%
Gildan Activewear, Inc.	4,100	133,578
TRANSPORTATION INFRASTRUCTURE - 0.3%
Grupo Aeroportuario del Pacifico SAB de CV, ADR	1,669	296,364
Grupo Aeroportuario del Sureste SAB de CV, ADR	1,492	427,190
		723,554
WIRELESS TELECOMMUNICATION SERVICES - 1.9%
America Movil SAB de CV, ADR(a)	76,043	1,634,164
Rogers Communications, Inc., Class B	25,227	1,245,961
SK Telecom Co. Ltd., Sponsored ADR	13,622	269,171
Vodafone Group PLC, Sponsored ADR	81,639	975,586
		4,124,882
TOTAL COMMON STOCKS (COST $207,154,225)		210,233,516

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
MASTER LIMITED PARTNERSHIPS - 0.3%
MULTI-UTILITIES - 0.3%
Brookfield Infrastructure Partners LP	19,050	$ 663,511
TOTAL MASTER LIMITED PARTNERSHIPS (COST $691,005)		663,511
MONEY MARKET FUND - 0.1%
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(b)	223,379	223,379
TOTAL MONEY MARKET FUND (COST $223,379)		223,379
PREFERRED STOCKS - 1.4%
BANKS - 0.6%
Bancolombia SA, Sponsored ADR, 11.36%(c)	2,520	61,740
Itau Unibanco Holding SA, Sponsored ADR (a)	232,207	1,195,866
		1,257,606
CHEMICALS - 0.2%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR, 19.11%(c)	7,159	483,089
ELECTRIC UTILITIES - 0.0%
Centrais Eletricas Brasileiras SA, ADR, 4.19%(c)	6,770	48,135
METALS & MINING - 0.1%
Gerdau SA, Sponsored ADR, 2.87%(c)	37,863	188,936
OIL, GAS & CONSUMABLE FUELS - 0.5%
Petroleo Brasileiro SA, Sponsored ADR, 8.79%(c)	117,048	1,110,786
TOTAL PREFERRED STOCKS (COST $3,172,829)		3,088,552
TOTAL INVESTMENTS (COST $211,241,438) - 99.5%		214,208,958

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		1,055,848
NET ASSETS - 100.0%		$ 215,264,806

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2023 is disclosed.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt
AG — Aktiengesellschaft
ASA — Aksjeselskap
LP — Limited Partnership
N.V. — Naamloze Vennootschap
NYS — New York Shares
PLC — Public Limited Company
SA — Societe Anonyme
Tbk PT — Perseroan Terbatas

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP CORE FUND

The table below sets forth the diversification of the Steward Large Cap Core Fund investments by Industry.

Industry Diversification	Percent*
Software	13.5%
Health Care Providers & Services	7.8
Technology Hardware, Storage & Peripherals	7.5
Financial Services	7.1
Specialty Retail	5.7
Semiconductors & Semiconductor Equipment	5.5
Biotechnology	3.7
Broadline Retail	3.4
Consumer Finance	3.3
Ground Transportation	3.0
Interactive Media & Services	2.6
Hotels, Restaurants & Leisure	2.5
Capital Markets	2.4
Professional Services	2.3
Building Products	2.2
Air Freight & Logistics	2.1
Insurance	2.1
Diversified Consumer Services	1.9
Food Products	1.9
Specialized Real Estate Investment Trusts	1.9
Real Estate Management & Development	1.7
Industry Diversification	Percent*
Communications Equipment	1.5%
Consumer Staples Distribution & Retail	1.5
Oil, Gas & Consumable Fuels	1.3
Banks	1.2
Machinery	1.2
Chemicals	1.1
Trading Companies & Distributors	1.1
Health Care Equipment & Supplies	1.0
Textiles, Apparel & Luxury Goods	1.0
Automobile Components	0.9
Automobiles	0.9
Electronic Equipment, Instruments & Components	0.9
Media	0.9
Containers & Packaging	0.7
Electrical Equipment	0.6
Money Market Fund	0.2
Total Investments	100.1%

*	Percentages indicated are based on net assets as of April 30, 2023.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP CORE FUND

	Shares	Value
COMMON STOCKS - 99.9%
AIR FREIGHT & LOGISTICS - 2.1%
C.H. Robinson Worldwide, Inc.	8,100	$ 817,047
Expeditors International of Washington, Inc.	7,700	876,568
		1,693,615
AUTOMOBILE COMPONENTS - 0.9%
BorgWarner, Inc.	14,600	702,698
AUTOMOBILES - 0.9%
Harley-Davidson, Inc.	15,800	586,180
Tesla, Inc.(a)	600	98,586
		684,766
BANKS - 1.2%
JPMorgan Chase & Co.	700	96,768
Regions Financial Corp.	44,700	816,222
		912,990
BIOTECHNOLOGY - 3.7%
Amgen, Inc.	4,200	1,006,908
Biogen, Inc.(a)	3,000	912,690
Gilead Sciences, Inc.	12,300	1,011,183
		2,930,781
BROADLINE RETAIL - 3.4%
Amazon.com, Inc.(a)	11,200	1,181,040
Macy's, Inc.	44,800	732,032
Nordstrom, Inc.	48,100	743,626
		2,656,698
BUILDING PRODUCTS - 2.2%
Owens Corning	7,700	822,437
Trane Technologies PLC	5,000	929,050
		1,751,487
CAPITAL MARKETS - 2.4%
Ameriprise Financial, Inc.	2,600	793,312
Bank of New York Mellon Corp. (The)	18,400	783,656
Janus Henderson Group PLC	4,200	108,990
MSCI, Inc.	500	241,225
		1,927,183
CHEMICALS - 1.1%
Dow, Inc.	16,100	875,840
COMMUNICATIONS EQUIPMENT - 1.5%
Cisco Systems, Inc.	25,300	1,195,425
	Shares	Value
CONSUMER FINANCE - 3.3%
American Express Co.	6,200	$ 1,000,308
Discover Financial Services	7,200	744,984
Synchrony Financial	27,900	823,329
		2,568,621
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.5%
Kroger Co. (The)	17,200	836,436
US Foods Holding Corp.(a)	10,000	384,000
		1,220,436
CONTAINERS & PACKAGING - 0.7%
Amcor PLC	48,200	528,754
DIVERSIFIED CONSUMER SERVICES - 1.9%
Grand Canyon Education, Inc.(a)	6,600	783,420
H&R Block, Inc.	20,600	698,546
		1,481,966
ELECTRICAL EQUIPMENT - 0.6%
Acuity Brands, Inc.	3,200	503,616
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.9%
Jabil, Inc.	9,100	711,165
FINANCIAL SERVICES - 7.1%
Berkshire Hathaway, Inc., Class B(a)	1,400	459,970
Mastercard, Inc., Class A	4,000	1,520,120
MGIC Investment Corp.	38,600	573,982
Visa, Inc., Class A	7,000	1,629,110
Western Union Co. (The)	55,100	602,243
WEX, Inc.(a)	4,500	798,075
		5,583,500
FOOD PRODUCTS - 1.9%
General Mills, Inc.	10,300	912,889
Mondelez International, Inc., Class A	8,000	613,760
		1,526,649
GROUND TRANSPORTATION - 3.0%
CSX Corp.	26,500	811,960
Landstar System, Inc.	4,500	792,135
Ryder System, Inc.	9,300	736,188
		2,340,283
HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
Hologic, Inc.(a)	9,600	825,696

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP CORE FUND

	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 7.8%
AmerisourceBergen Corp.	4,900	$ 817,565
Cardinal Health, Inc.	10,300	845,630
Cigna Group (The)	3,700	937,173
Elevance Health, Inc.	2,200	1,031,030
Humana, Inc.	1,700	901,833
McKesson Corp.	2,600	947,024
Quest Diagnostics, Inc.	4,700	652,407
		6,132,662
HOTELS, RESTAURANTS & LEISURE - 2.5%
Booking Holdings, Inc.(a)	400	1,074,524
Hilton Worldwide Holdings, Inc.	6,300	907,326
		1,981,850
INSURANCE - 2.1%
Aflac, Inc.	13,500	942,975
Hartford Financial Services Group, Inc. (The)	10,500	745,395
		1,688,370
INTERACTIVE MEDIA & SERVICES - 2.6%
Alphabet, Inc., Class A(a)	16,200	1,738,908
Meta Platforms, Inc., Class A(a)	1,300	312,416
		2,051,324
MACHINERY - 1.2%
Deere & Co.	2,500	945,050
MEDIA - 0.9%
Interpublic Group of Cos., Inc. (The)	20,400	728,892
OIL, GAS & CONSUMABLE FUELS - 1.3%
ConocoPhillips	7,500	771,675
Exxon Mobil Corp.	2,000	236,680
		1,008,355
PROFESSIONAL SERVICES - 2.3%
Booz Allen Hamilton Holding Corp.	2,800	268,016
Genpact Ltd.	17,600	784,080
ManpowerGroup, Inc.	9,800	741,958
		1,794,054
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.7%
CBRE Group, Inc., Class A(a)	11,700	896,922
Jones Lang LaSalle, Inc.(a)	2,900	403,216
		1,300,138
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.5%
Applied Materials, Inc.	8,700	983,361
	Shares	Value
Cirrus Logic, Inc.(a)	7,900	$ 677,741
Lam Research Corp.	1,900	995,752
NVIDIA Corp.	2,100	582,729
QUALCOMM, Inc.	9,200	1,074,560
		4,314,143
SOFTWARE - 13.5%
Adobe, Inc.(a)	3,200	1,208,192
Autodesk, Inc.(a)	4,600	896,034
Cadence Design Systems, Inc.(a)	4,400	921,580
Dropbox, Inc., Class A(a)	33,300	677,322
Microsoft Corp.	12,800	3,932,928
Salesforce, Inc.(a)	2,700	535,599
Synopsys, Inc.(a)	2,400	891,168
Teradata Corp.(a)	18,800	727,748
VMware, Inc., Class A(a)	6,700	837,701
		10,628,272
SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 1.9%
Equinix, Inc.	1,300	941,304
Weyerhaeuser Co.	19,600	586,236
		1,527,540
SPECIALTY RETAIL - 5.7%
AutoZone, Inc.(a)	300	798,993
Best Buy Co., Inc.	9,700	722,844
Lowe’s Cos., Inc.	5,300	1,101,499
TJX Cos., Inc. (The)	12,400	977,368
Ulta Beauty, Inc.(a)	1,600	882,288
		4,482,992
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 7.5%
Apple, Inc.	26,500	4,496,520
Hewlett Packard Enterprise Co.	51,000	730,320
HP, Inc.	24,300	721,953
		5,948,793
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Deckers Outdoor Corp.(a)	1,700	814,878
TRADING COMPANIES & DISTRIBUTORS - 1.1%
W.W. Grainger, Inc.	1,200	834,684
TOTAL COMMON STOCKS (COST $78,198,715)		78,804,166
MONEY MARKET FUND - 0.2%
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(b)	160,052	160,052
TOTAL MONEY MARKET FUND (COST $160,052)		160,052

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP CORE FUND

	Shares	Value
TOTAL INVESTMENTS (COST $78,358,767) - 100.1%		$ 78,964,218

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(115,933)
NET ASSETS - 100.0%		$ 78,848,285

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2023 is disclosed.

MSCI — Morgan Stanley Capital International
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP GROWTH FUND

The table below sets forth the diversification of the Steward Large Cap Growth Fund investments by Industry.

Industry Diversification	Percent*
Software	18.5%
Technology Hardware, Storage & Peripherals	13.0
Financial Services	7.5
Health Care Providers & Services	6.5
Specialty Retail	6.0
Semiconductors & Semiconductor Equipment	5.8
Broadline Retail	4.8
Interactive Media & Services	4.4
Specialized Real Estate Investment Trusts	3.7
Biotechnology	2.5
Consumer Finance	2.4
Air Freight & Logistics	2.2
Textiles, Apparel & Luxury Goods	2.1
Ground Transportation	2.0
Professional Services	2.0
Capital Markets	1.6
Machinery	1.4
Containers & Packaging	1.3
Trading Companies & Distributors	1.3
Automobiles	1.1
Industry Diversification	Percent*
Hotels, Restaurants & Leisure	1.1%
Real Estate Management & Development	1.1
Retail Real Estate Investment Trusts	1.1
Commercial Services & Supplies	1.0
Distributors	1.0
IT Services	1.0
Electronic Equipment, Instruments & Components	0.9
Diversified Consumer Services	0.8
Chemicals	0.7
Pharmaceuticals	0.4
Money Market Fund	0.3
Consumer Staples Distribution & Retail	0.2
Household Durables	0.2
Life Sciences Tools & Services	0.2
Beverages	0.1
Building Products	0.1
Total Investments	100.3%

*	Percentages indicated are based on net assets as of April 30, 2023.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP GROWTH FUND

	Shares	Value
COMMON STOCKS - 100.0%
AIR FREIGHT & LOGISTICS - 2.2%
C.H. Robinson Worldwide, Inc.	8,000	$ 806,960
Expeditors International of Washington, Inc.	7,100	808,264
		1,615,224
AUTOMOBILES - 1.1%
Tesla, Inc.(a)	5,200	854,412
BEVERAGES - 0.1%
PepsiCo, Inc.	600	114,534
BIOTECHNOLOGY - 2.5%
Amgen, Inc.	4,600	1,102,804
Incyte Corp.(a)	10,300	766,423
		1,869,227
BROADLINE RETAIL - 4.8%
Amazon.com, Inc.(a)	27,100	2,857,695
Nordstrom, Inc.	47,000	726,620
		3,584,315
BUILDING PRODUCTS - 0.1%
Trane Technologies PLC	400	74,324
CAPITAL MARKETS - 1.6%
Ameriprise Financial, Inc.	2,800	854,336
MSCI, Inc.	700	337,715
		1,192,051
CHEMICALS - 0.7%
Dow, Inc.	9,400	511,360
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Ritchie Bros Auctioneers, Inc.	13,400	766,346
CONSUMER FINANCE - 2.4%
American Express Co.	4,700	758,298
Discover Financial Services	5,400	558,738
Synchrony Financial	15,300	451,503
		1,768,539
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.2%
Costco Wholesale Corp.	300	150,966
CONTAINERS & PACKAGING - 1.3%
Berry Global Group, Inc.	13,200	763,092
Graphic Packaging Holding Co.	10,100	249,066
		1,012,158
	Shares	Value
DISTRIBUTORS - 1.0%
Genuine Parts Co.	4,400	$ 740,564
DIVERSIFIED CONSUMER SERVICES - 0.8%
H&R Block, Inc.	17,600	596,816
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.9%
Jabil, Inc.	8,900	695,535
FINANCIAL SERVICES - 7.5%
Mastercard, Inc., Class A	5,300	2,014,159
Visa, Inc., Class A	9,600	2,234,208
Western Union Co. (The)	53,100	580,383
WEX, Inc.(a)	4,400	780,340
		5,609,090
GROUND TRANSPORTATION - 2.0%
Landstar System, Inc.	4,300	756,929
RXO, Inc.(a)	40,200	727,218
		1,484,147
HEALTH CARE PROVIDERS & SERVICES - 6.5%
AmerisourceBergen Corp.	5,300	884,305
Cardinal Health, Inc.	6,700	550,070
Cigna Group (The)	3,200	810,528
Elevance Health, Inc.	1,900	890,435
Humana, Inc.	1,800	954,882
McKesson Corp.	2,200	801,328
		4,891,548
HOTELS, RESTAURANTS & LEISURE - 1.1%
Hilton Worldwide Holdings, Inc.	5,500	792,110
HOUSEHOLD DURABLES - 0.2%
TopBuild Corp.(a)	700	157,836
INTERACTIVE MEDIA & SERVICES - 4.4%
Alphabet, Inc., Class A(a)	30,500	3,273,870
IT SERVICES - 1.0%
Gartner, Inc.(a)	2,400	725,904
LIFE SCIENCES TOOLS & SERVICES - 0.2%
Danaher Corp.	700	165,837
MACHINERY - 1.4%
AGCO Corp.	2,500	309,850
Otis Worldwide Corp.	8,900	759,170
		1,069,020

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP GROWTH FUND

	Shares	Value
PHARMACEUTICALS - 0.4%
Eli Lilly & Co.	700	$ 277,102
PROFESSIONAL SERVICES - 2.0%
Genpact Ltd.	16,900	752,895
Robert Half International, Inc.	10,500	766,500
		1,519,395
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
CBRE Group, Inc., Class A(a)	11,100	850,926
RETAIL REAL ESTATE INVESTMENT TRUSTS - 1.1%
Simon Property Group, Inc.	7,400	838,568
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
Broadcom, Inc.	400	250,600
Lam Research Corp.	2,000	1,048,160
NVIDIA Corp.	6,400	1,775,936
QUALCOMM, Inc.	10,600	1,238,080
		4,312,776
SOFTWARE - 18.5%
Adobe, Inc.(a)	3,200	1,208,192
Autodesk, Inc.(a)	4,500	876,555
Cadence Design Systems, Inc.(a)	4,600	963,470
Dropbox, Inc., Class A(a)	27,300	555,282
Microsoft Corp.	26,100	8,019,486
Synopsys, Inc.(a)	2,500	928,300
Teradata Corp.(a)	18,900	731,619
VMware, Inc., Class A(a)	4,900	612,647
		13,895,551
SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 3.7%
American Tower Corp.	4,800	981,072
Equinix, Inc.	1,300	941,304
Iron Mountain, Inc.	15,000	828,600
		2,750,976
SPECIALTY RETAIL - 6.0%
AutoZone, Inc.(a)	200	532,662
Best Buy Co., Inc.	10,400	775,008
	Shares	Value
Lowe’s Cos., Inc.	5,800	$ 1,205,414
TJX Cos., Inc. (The)	13,800	1,087,716
Ulta Beauty, Inc.(a)	1,600	882,288
		4,483,088
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 13.0%
Apple, Inc.	52,900	8,976,072
HP, Inc.	24,500	727,895
		9,703,967
TEXTILES, APPAREL & LUXURY GOODS - 2.1%
Deckers Outdoor Corp.(a)	1,700	814,878
Tapestry, Inc.	17,800	726,418
		1,541,296
TRADING COMPANIES & DISTRIBUTORS - 1.3%
W.W. Grainger, Inc.	1,300	904,241
WESCO International, Inc.	700	100,800
		1,005,041
TOTAL COMMON STOCKS (COST $73,623,713)		74,894,419
MONEY MARKET FUND - 0.3%
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(b)	191,612	191,612
TOTAL MONEY MARKET FUND (COST $191,612)		191,612
TOTAL INVESTMENTS (COST $73,815,325) - 100.3%		75,086,031

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(204,021)
NET ASSETS - 100.0%		$ 74,882,010

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2023 is disclosed.

MSCI — Morgan Stanley Capital International
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP VALUE FUND

The table below sets forth the diversification of the Steward Large Cap Value Fund investments by Industry.

Industry Diversification	Percent*
Banks	8.0%
Health Care Providers & Services	8.0
Oil, Gas & Consumable Fuels	7.5
Software	5.2
Financial Services	4.8
Specialty Retail	4.5
Food Products	4.1
Biotechnology	4.0
Specialized Real Estate Investment Trusts	4.0
Building Products	3.5
Consumer Finance	3.5
Insurance	3.3
Capital Markets	3.2
Professional Services	2.8
Air Freight & Logistics	2.6
Containers & Packaging	2.6
Ground Transportation	2.2
Communications Equipment	2.1
Real Estate Management & Development	2.1
Technology Hardware, Storage & Peripherals	2.1
Broadline Retail	1.9
Industry Diversification	Percent*
Diversified Consumer Services	1.7%
Textiles, Apparel & Luxury Goods	1.6
Consumer Staples Distribution & Retail	1.3
Interactive Media & Services	1.3
Metals & Mining	1.3
Chemicals	1.2
IT Services	1.2
Automobile Components	1.1
Hotels, Restaurants & Leisure	1.1
Retail Real Estate Investment Trusts	1.1
Electronic Equipment, Instruments & Components	1.0
Media	1.0
Pharmaceuticals	0.9
Automobiles	0.8
Semiconductors & Semiconductor Equipment	0.8
Household Products	0.5
Money Market Fund	0.2
Total Investments	100.1%

*	Percentages indicated are based on net assets as of April 30, 2023.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS - 99.9%
AIR FREIGHT & LOGISTICS - 2.6%
C.H. Robinson Worldwide, Inc.	7,000	$ 706,090
Expeditors International of Washington, Inc.	6,300	717,192
FedEx Corp.	1,100	250,558
		1,673,840
AUTOMOBILE COMPONENTS - 1.1%
BorgWarner, Inc.	14,200	683,446
AUTOMOBILES - 0.8%
Harley-Davidson, Inc.	12,900	478,590
BANKS - 8.0%
Bank of America Corp.	44,900	1,314,672
Citigroup, Inc.	9,100	428,337
JPMorgan Chase & Co.	13,100	1,810,944
PNC Financial Services Group, Inc. (The)	6,200	807,550
Regions Financial Corp.	37,200	679,272
		5,040,775
BIOTECHNOLOGY - 4.0%
Amgen, Inc.	2,900	695,246
Biogen, Inc.(a)	2,700	821,421
Gilead Sciences, Inc.	12,200	1,002,962
		2,519,629
BROADLINE RETAIL - 1.9%
Macy's, Inc.	36,400	594,776
Nordstrom, Inc.	39,100	604,486
		1,199,262
BUILDING PRODUCTS - 3.5%
Johnson Controls International PLC	12,900	771,936
Owens Corning	6,300	672,903
Trane Technologies PLC	4,000	743,240
		2,188,079
CAPITAL MARKETS - 3.2%
Ameriprise Financial, Inc.	2,100	640,752
Bank of New York Mellon Corp. (The)	16,200	689,958
MSCI, Inc.	1,400	675,430
		2,006,140
CHEMICALS - 1.2%
Dow, Inc.	14,200	772,480
COMMUNICATIONS EQUIPMENT - 2.1%
Cisco Systems, Inc.	27,600	1,304,100
	Shares	Value
CONSUMER FINANCE - 3.5%
American Express Co.	5,800	$ 935,772
Discover Financial Services	5,800	600,126
Synchrony Financial	23,300	687,583
		2,223,481
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.3%
Kroger Co. (The)	15,200	739,176
Walmart, Inc.	700	105,679
		844,855
CONTAINERS & PACKAGING - 2.6%
Amcor PLC	42,000	460,740
Berry Global Group, Inc.	11,000	635,910
Graphic Packaging Holding Co.	21,000	517,860
		1,614,510
DIVERSIFIED CONSUMER SERVICES - 1.7%
Grand Canyon Education, Inc.(a)	5,300	629,110
H&R Block, Inc.	13,500	457,785
		1,086,895
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.0%
Jabil, Inc.	7,800	609,570
FINANCIAL SERVICES - 4.8%
Berkshire Hathaway, Inc., Class B(a)	4,200	1,379,910
MGIC Investment Corp.	43,900	652,793
PayPal Holdings, Inc.(a)	6,700	509,200
Western Union Co. (The)	46,100	503,873
		3,045,776
FOOD PRODUCTS - 4.1%
Archer-Daniels-Midland Co.	10,000	780,800
General Mills, Inc.	9,300	824,259
Mondelez International, Inc., Class A	13,300	1,020,376
		2,625,435
GROUND TRANSPORTATION - 2.2%
CSX Corp.	24,500	750,680
Landstar System, Inc.	300	52,809
Ryder System, Inc.	7,500	593,700
		1,397,189
HEALTH CARE PROVIDERS & SERVICES - 8.0%
AmerisourceBergen Corp.	3,500	583,975
Cardinal Health, Inc.	8,700	714,270
Cigna Group (The)	3,300	835,857
Elevance Health, Inc.	2,000	937,300

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP VALUE FUND

	Shares	Value
Humana, Inc.	1,400	$ 742,686
McKesson Corp.	2,200	801,328
Quest Diagnostics, Inc.	3,100	430,311
		5,045,727
HOTELS, RESTAURANTS & LEISURE - 1.1%
Hilton Worldwide Holdings, Inc.	4,800	691,296
HOUSEHOLD PRODUCTS - 0.5%
Kimberly-Clark Corp.	1,600	231,824
Procter & Gamble Co. (The)	600	93,828
		325,652
INSURANCE - 3.3%
Aflac, Inc.	11,800	824,230
Hartford Financial Services Group, Inc. (The)	9,000	638,910
Travelers Cos., Inc. (The)	3,000	543,420
Unum Group	2,200	92,840
		2,099,400
INTERACTIVE MEDIA & SERVICES - 1.3%
Meta Platforms, Inc., Class A(a)	3,300	793,056
IT SERVICES - 1.2%
International Business Machines Corp.	5,900	745,819
MEDIA - 1.0%
Interpublic Group of Cos., Inc. (The)	18,400	657,432
METALS & MINING - 1.3%
Nucor Corp.	1,400	207,452
Reliance Steel & Aluminum Co.	2,600	644,280
		851,732
OIL, GAS & CONSUMABLE FUELS - 7.5%
Chevron Corp.	2,900	488,882
ConocoPhillips	8,700	895,143
Exxon Mobil Corp.	8,700	1,029,558
Marathon Petroleum Corp.	6,400	780,800
Phillips 66	8,000	792,000
Valero Energy Corp.	6,800	779,756
		4,766,139
PHARMACEUTICALS - 0.9%
Jazz Pharmaceuticals PLC(a)	4,200	589,974
	Shares	Value
PROFESSIONAL SERVICES - 2.8%
Automatic Data Processing, Inc.	2,300	$ 506,000
Genpact Ltd.	14,500	645,975
ManpowerGroup, Inc.	8,100	613,251
		1,765,226
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.1%
CBRE Group, Inc., Class A(a)	8,800	674,608
Jones Lang LaSalle, Inc.(a)	4,700	653,488
		1,328,096
RETAIL REAL ESTATE INVESTMENT TRUSTS - 1.1%
Simon Property Group, Inc.	6,400	725,248
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
Cirrus Logic, Inc.(a)	5,800	497,582
SOFTWARE - 5.2%
Dropbox, Inc., Class A(a)	13,500	274,590
Salesforce, Inc.(a)	5,800	1,150,546
Synopsys, Inc.(a)	1,600	594,112
Teradata Corp.(a)	15,800	611,618
VMware, Inc., Class A	5,500	687,665
		3,318,531
SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 4.0%
American Tower Corp.	3,300	674,487
Equinix, Inc.	1,000	724,080
Iron Mountain, Inc.	11,000	607,640
Weyerhaeuser Co.	18,300	547,353
		2,553,560
SPECIALTY RETAIL - 4.5%
AutoZone, Inc.(a)	300	798,993
Best Buy Co., Inc.	8,600	640,872
Lowe’s Cos., Inc.	3,500	727,405
Ross Stores, Inc.	6,400	683,072
		2,850,342
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.1%
Hewlett Packard Enterprise Co.	43,500	622,920
HP, Inc.	22,700	674,417
		1,297,337

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD LARGE CAP VALUE FUND

	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - 1.6%
Deckers Outdoor Corp.(a)	1,300	$ 623,142
PVH Corp.	1,100	94,391
Tapestry, Inc.	6,800	277,508
		995,041
TOTAL COMMON STOCKS (COST $62,615,620)		63,211,242
MONEY MARKET FUND - 0.2%
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(b)	119,549	119,549
TOTAL MONEY MARKET FUND (COST $119,549)		119,549
TOTAL INVESTMENTS (COST $62,735,169) - 100.1%		63,330,791

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(65,924)
NET ASSETS - 100.0%		$ 63,264,867

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2023 is disclosed.

MSCI — Morgan Stanley Capital International
PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD SELECT BOND FUND

The table below sets forth the diversification of the Steward Select Bond Fund investments by Industry.

Industry Diversification	Percent*
U.S. Government Agencies	27.5%
Semiconductors & Semiconductor Equipment	5.0
Software	5.0
Consumer Staples Distribution & Retail	4.9
IT Services	4.3
U.S. Government Agency Mortgage-Backed Obligations	4.2
Capital Markets	3.3
Municipal Bonds	3.2
Aerospace & Defense	3.0
Hotels, Restaurants & Leisure	2.9
Money Market Fund	2.8
Textiles, Apparel & Luxury Goods	2.8
U.S. Treasury Obligations	2.8
Air Freight & Logistics	2.5
Specialty Retail	2.5
Health Care Providers & Services	1.9
Media	1.9
Oil, Gas & Consumable Fuels	1.9
Technology Hardware, Storage & Peripherals	1.7
Industry Diversification	Percent*
Banks	1.3%
Broadline Retail	1.3
Consumer Finance	1.3
Electric Utilities	1.3
Food Products	1.3
Machinery	1.3
Communications Equipment	1.2
Entertainment	1.2
Industrial Conglomerates	1.2
Pharmaceuticals	1.2
Chemicals	1.1
Biotechnology	0.9
Diversified Telecommunication Services	0.6
Household Products	0.6
Insurance	0.3
Financial Services	0.0**
Total Investments	100.2%

*	Percentages indicated are based on net assets as of April 30, 2023.
**	Amount rounds to less than 0.1%.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD SELECT BOND FUND

	Principal Amount	Value
ASSET-BACKED SECURITIES - 0.0%
FINANCIAL SERVICES - 0.0%
Opteum Mortgage Acceptance Corp., Class 2AD2, 5.85% 12/25/35, (a)	$ 29,269	$ 28,944
TOTAL ASSET-BACKED SECURITIES (COST $29,408)		28,944
CORPORATE BONDS - 59.7%
AEROSPACE & DEFENSE - 3.0%
General Dynamics Corp., 3.75%, 5/15/28	2,000,000	1,961,943
Lockheed Martin Corp., 3.55%, 1/15/26, (Callable 10/15/25 @ 100)	1,000,000	985,858
Raytheon Technologies Corp., 3.75%, 11/1/46, (Callable 5/1/46 @ 100)	2,000,000	1,651,040
		4,598,841
AIR FREIGHT & LOGISTICS - 2.5%
United Parcel Service, Inc., 3.05%, 11/15/27	1,000,000	961,189
United Parcel Service, Inc., 3.75%, 11/15/47	1,000,000	864,451
United Parcel Service, Inc., 3.90%, 4/1/25	2,000,000	1,985,055
		3,810,695
BANKS - 1.3%
Citigroup, Inc., 4.40%, 6/10/25	1,000,000	982,985
Citigroup, Inc., 6.63%, 6/15/32	1,000,000	1,080,217
		2,063,202
BIOTECHNOLOGY - 0.9%
AbbVie, Inc., 4.50%, 5/14/35, (Callable 11/14/34 @ 100)	1,500,000	1,459,854
BROADLINE RETAIL - 1.3%
Amazon.com, Inc., 3.80%, 12/5/24, (Callable 9/5/24 @ 100)	2,000,000	1,982,105
CAPITAL MARKETS - 3.3%
Charles Schwab Corp. (The), 2.00%, 3/20/28	2,000,000	1,745,737
Charles Schwab Corp. (The), 5.00% (H15T5Y + 326 bps), 6/1/27(a)	1,000,000	862,500
Goldman Sachs Group, Inc. (The), 5.95%, 1/15/27	1,500,000	1,547,423
Morgan Stanley, 4.00%, 7/23/25	1,000,000	985,605
		5,141,265
CHEMICALS - 1.1%
Sherwin-Williams Co. (The), 2.95%, 8/15/29	1,000,000	904,480
Sherwin-Williams Co. (The), 3.80%, 8/15/49	1,000,000	777,748
		1,682,228
	Principal Amount	Value
COMMUNICATIONS EQUIPMENT - 1.2%
Cisco Systems, Inc., 2.50%, 9/20/26, (Callable 6/20/26 @ 100)	$ 2,000,000	$ 1,903,786
CONSUMER FINANCE - 1.3%
American Express Co., 3.40%, 2/22/24, (Callable 1/22/24 @ 100)	1,000,000	986,296
American Express Credit Corp., 3.30%, 5/3/27, (Callable 4/3/27 @ 100)	1,000,000	956,995
		1,943,291
CONSUMER STAPLES DISTRIBUTION & RETAIL - 4.9%
Sysco Corp., 3.25%, 7/15/27	2,000,000	1,906,445
Target Corp., 3.50%, 7/1/24	2,000,000	1,974,260
Walgreens Boots Alliance, Inc., 4.50%, 11/18/34, (Callable 5/18/34 @ 100)	2,000,000	1,845,182
Walmart, Inc., 3.25%, 7/8/29	2,000,000	1,919,332
		7,645,219
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Verizon Communications, Inc., 4.50%, 8/10/33	1,000,000	966,115
ELECTRIC UTILITIES - 1.3%
Duke Energy Corp., 4.50%, 8/15/32	2,000,000	1,941,469
ENTERTAINMENT - 1.2%
Walt Disney Co. (The), 3.80%, 3/22/30	2,000,000	1,934,841
FOOD PRODUCTS - 1.3%
General Mills, Inc., 4.20%, 4/17/28	2,000,000	1,989,231
HEALTH CARE PROVIDERS & SERVICES - 1.9%
CVS Health Corp., 4.00%, 12/5/23, (Callable 9/5/23 @ 100)	2,000,000	1,983,797
Evernorth Health, Inc., 4.50%, 2/25/26, (Callable 11/27/25 @ 100)	1,000,000	994,321
		2,978,118
HOTELS, RESTAURANTS & LEISURE - 2.9%
McDonald's Corp., 3.60%, 7/1/30, (Callable 4/1/30 @ 100)	1,000,000	952,495
McDonald's Corp., 3.63%, 9/1/49, (Callable 3/1/49 @ 100)	2,500,000	1,983,500
Starbucks Corp., 3.75%, 12/1/47	2,000,000	1,622,025
		4,558,020
HOUSEHOLD PRODUCTS - 0.6%
Procter & Gamble Co. (The), 3.00%, 3/25/30	1,000,000	940,857
INDUSTRIAL CONGLOMERATES - 1.2%
3M Co., 2.88%, 10/15/27	2,000,000	1,879,468

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD SELECT BOND FUND

	Principal Amount	Value
INSURANCE - 0.3%
Prudential Financial, Inc., 5.13% (H15T5Y + 316 bps), 3/1/52(a)	$ 500,000	$ 452,365
IT SERVICES - 4.3%
Fiserv, Inc., 4.20%, 10/1/28	1,000,000	975,415
Mastercard, Inc., 3.38%, 4/1/24	2,000,000	1,969,406
PayPal Holdings, Inc., 2.85%, 10/1/29	2,000,000	1,816,164
Visa, Inc., 4.30%, 12/14/45, (Callable 6/14/45 @ 100)	2,000,000	1,941,154
		6,702,139
MACHINERY - 1.3%
John Deere Capital Corp., 3.45%, 3/13/25	2,000,000	1,963,598
MEDIA - 1.9%
Comcast Corp., 3.70%, 4/15/24	3,000,000	2,963,121
OIL, GAS & CONSUMABLE FUELS - 1.9%
Valero Energy Corp., 4.00%, 4/1/29	3,000,000	2,904,508
PHARMACEUTICALS - 1.2%
Pfizer, Inc., 4.00%, 12/15/36	2,000,000	1,925,819
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.0%
Intel Corp., 4.00%, 12/15/32	2,000,000	1,904,454
NVIDIA Corp., 2.85%, 4/1/30	2,000,000	1,834,196
Qualcomm, Inc., 4.65%, 5/20/35, (Callable 11/20/34 @ 100)	4,000,000	4,034,057
		7,772,707
SOFTWARE - 5.0%
Adobe, Inc., 3.25%, 2/1/25, (Callable 11/1/24 @ 100)	3,000,000	2,943,228
Microsoft Corp., 3.45%, 8/8/36, (Callable 2/8/36 @ 100)	2,000,000	1,857,847
Oracle Corp., 3.25%, 11/15/27	2,000,000	1,885,500
Salesforce, Inc., 3.70%, 4/11/28	1,000,000	992,243
		7,678,818
SPECIALTY RETAIL - 2.5%
Home Depot, Inc. (The), 3.75%, 2/15/24, (Callable 11/15/23 @ 100)	2,000,000	1,981,444
Lowe's Cos., Inc., 3.65%, 4/5/29	2,000,000	1,907,495
		3,888,939
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.7%
Apple, Inc., 1.65%, 5/11/30	2,000,000	1,707,909
Apple, Inc., 3.45%, 2/9/45	1,000,000	854,443
		2,562,352
TEXTILES, APPAREL & LUXURY GOODS - 2.8%
NIKE, Inc., 2.85%, 3/27/30	3,000,000	2,773,573
	Principal Amount	Value
Ralph Lauren Corp., 2.95%, 6/15/30, (Callable 3/15/30 @ 100)	$ 1,000,000	$ 902,016
Tapestry, Inc., 4.13%, 7/15/27	689,000	664,984
		4,340,573
TOTAL CORPORATE BONDS (COST $101,787,178)		92,573,544
MUNICIPAL BONDS - 3.2%
California State University Taxable Revenue Refunding Bonds, Series B, 1.79%, 11/1/30	500,000	417,060
Connecticut State Taxable G.O. Unlimited Bonds, Series A, 1.50%, 6/1/27	200,000	180,405
Frisco Taxable Certificates G.O. Limited Bonds, Series B, 1.75%, 2/15/30	995,000	849,767
Houston Utility System First Lien Taxable Revenue Refunding Bonds, Series B, 1.93%, 11/15/31	1,240,000	1,011,388
Leander Independent School District Taxable G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 1.99%, 8/15/33	895,000	716,241
Louisiana State Highway Improvement Taxable Revenue Refunding Bonds, Series A, 1.59%, 6/15/30	100,000	83,019
Metropolitan Government Nashville & Davidson County Water & Sewer Taxable Revenue Refunding Bonds, Series B, Green Bond, 2.13%, 7/1/32	1,215,000	998,619
North Texas Tollway Authority Taxable Revenue Refunding Bonds, Series 2021A, 2.08%, 1/1/31	100,000	85,087
Northwest Independent School District Taxable G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), 1.97%, 2/15/34, (Callable 2/15/30 @ 100)	600,000	472,606
Uptown Development Authority Contract Tax Allocation Increment Revenue Bonds, Series B (AGM Insured), 2.58%, 9/1/31	100,000	84,390
TOTAL MUNICIPAL BONDS (COST $6,002,134)		4,898,582
U.S. GOVERNMENT AGENCIES - 27.5%
Federal Farm Credit Bank, 3.00%, 11/25/30	1,000,000	935,249
Federal Home Loan Bank
0.75%, 8/25/28(b)	1,350,000	1,189,518
0.75%, 9/30/26(b)	2,000,000	1,817,871
0.75%, 9/30/27(b)	800,000	719,404
0.80%, 3/8/27	1,000,000	886,444
0.85%, 2/26/26, (Callable 5/26/23 @ 100)	1,000,000	911,524
0.88%, 3/23/26	1,000,000	910,280
0.88%, 7/29/26, (Callable 7/29/23 @ 100) (b)	1,000,000	922,524
0.90%, 12/1/27	2,000,000	1,749,051
0.90%, 3/30/26(b)	1,000,000	924,767

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD SELECT BOND FUND

	Principal Amount	Value
0.90%, 4/13/26, (Callable 4/13/23 @ 100) (b)	$ 1,000,000	$ 921,835
1.00%, 7/29/26	1,000,000	905,672
1.00%, 3/16/27	2,000,000	1,785,749
1.07%, 1/25/30	1,000,000	811,662
1.50%, 4/29/31, (Callable 7/29/23 @ 100) (b)	730,769	637,730
2.25%, 3/10/27, (Callable 6/10/23 @ 100) (b)	1,000,000	955,244
2.75%, 2/22/34	1,000,000	852,682
3.00%, 2/24/37, (Callable 5/9/23 @ 100)	1,000,000	830,576
3.00%, 10/27/23	1,000,000	990,494
3.10%, 5/10/27	1,000,000	959,986
3.50%, 5/24/27(b)	1,000,000	974,753
3.65%, 5/26/27	1,000,000	967,764
5.00%, 11/24/27, (Callable 5/24/23 @ 100) (b)	1,000,000	995,676
5.00%, 1/5/24	2,000,000	1,998,518
5.40%, 1/28/28, (Callable 7/28/23 @ 100)	500,000	496,397
5.50%, 3/7/25	1,000,000	996,875
5.55%, 3/8/28	1,000,000	997,390
5.80%, 9/27/24	875,000	874,236
6.01%, 3/28/25	1,000,000	998,741
		28,983,363
Federal Home Loan Mortgage Corp.
0.80%, 10/27/26	1,000,000	892,824
1.05%, 7/21/28	1,000,000	862,976
2.00%, 12/24/24	1,000,000	958,491
4.00%, 8/15/25(b)	1,000,000	992,867
5.00%, 9/27/24	1,000,000	995,370
5.15%, 10/17/24	1,000,000	998,410
5.20%, 2/24/26	1,000,000	993,907
5.50%, 5/1/26, (Callable 8/1/23 @ 100) (c)	1,500,000	1,499,882
		8,194,727
Federal National Mortgage Association
0.40%, 10/29/24	1,000,000	937,671
0.55%, 8/19/25	1,000,000	919,709
0.56%, 10/28/25	1,000,000	915,211
0.58%, 8/25/25	1,000,000	919,948
0.60%, 8/28/25	1,000,000	920,172
		4,612,711
TOTAL U.S. GOVERNMENT AGENCIES (COST $45,738,278)		42,726,050
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.2%
Federal Home Loan Mortgage Corp.
	Principal Amount	Value
3.00%, 7/15/41	$ 777,062	$ 751,300
3.25% (H15T1Y + 225 bps), 5/1/36(a)	12,064	11,946
3.50%, 2/1/34	164,585	160,705
3.50%, 10/1/49	241,301	226,425
3.50%, 12/15/48	389,760	370,643
4.00%, 12/15/25	2,500,000	2,446,910
4.04% (US0012M + 179 bps), 10/1/37(a)	7,729	7,586
5.00%, 11/1/37	2,172	2,174
6.00%, 3/1/38	14,805	15,429
		3,993,118
Federal National Mortgage Association
1.50%, 11/25/44	1,540,009	1,343,455
3.50%, 2/1/43	132,480	126,365
3.50%, 4/1/48	391,289	371,885
3.57% (US0012M + 182 bps), 5/1/36(a)	31,822	31,326
4.00%, 9/1/33	113,262	111,280
4.00%, 10/1/46	272,550	265,576
4.29% (US0012M + 204 bps), 10/1/36(a)	14,829	14,665
5.44% (US0001M + 42 bps), 11/25/36(a)	25,224	24,949
6.00%, 6/1/36	78,525	78,826
6.00%, 9/1/36	8,586	8,526
6.00%, 5/1/37	20,694	21,223
		2,398,076
Government National Mortgage Association
2.63% (H15T1Y + 150 bps), 1/20/39(a)	8,628	8,400
4.50%, 6/15/40	63,556	64,332
4.50%, 8/20/38	27,095	26,591
5.00%, 5/20/40	31,655	31,711
5.50%, 12/20/38	1,464	1,477
6.00%, 10/15/37	17,224	18,151
6.00%, 6/15/37	17,200	17,989
6.50%, 10/20/38	1,653	1,650
		170,301
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $7,043,555)		6,561,495
U.S. TREASURY OBLIGATIONS - 2.8%
U.S. Treasury Bond, 1.13%, 5/15/40	2,000,000	1,340,156
U.S. Treasury Inflationary Index Note, 0.38%, 1/15/27	1,232,460	1,198,367
U.S. Treasury Notes

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD SELECT BOND FUND

	Principal Amount	Value
1.63%, 11/30/26	$ 1,000,000	$ 932,930
1.75%, 11/15/29	1,000,000	903,320
		1,836,250
TOTAL U.S. TREASURY OBLIGATIONS (COST $5,224,348)		4,374,773

	Shares	Value
MONEY MARKET FUND - 2.8%
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(d)	4,342,580	$ 4,342,580
TOTAL MONEY MARKET FUND (COST $4,342,580)		4,342,580
TOTAL INVESTMENTS (COST $170,167,481) - 100.2%		155,505,968

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%		(369,481)
NET ASSETS - 100.0%		$ 155,136,487

(a)	Variable rate security. The interest rate shown represents the rate in effect at April 30, 2023. For securities based on published reference rate and spread, the reference rate and spread are indicated in the description. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Step Bond. Coupon rate is set for an initial period and then adjusted at a specified date. The rate shown represents the rate as of April 30, 2023.
(c)	When-Issued Security. Coupon rate is not in effect at April 30, 2023.
(d)	7-day current yield as of April 30, 2023 is disclosed.

AGM — Assured Guarantee Municipal Corporation
bp — Basis Points
G.O. — General Obligation
Gtd. — Guaranteed
H15T1Y — 1 Year Treasury Constant Maturity Rate
H15T5Y — 5 Year Treasury Constant Maturity Rate
PSF — Permanent School Fund
US0001M — 1 Month US Dollar LIBOR
US0012M — 12 Month US Dollar LIBOR

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD SMALL CAP GROWTH FUND

The table below sets forth the diversification of the Steward Small Cap Growth Fund investments by Industry.

Industry Diversification	Percent*
Software	15.4%
Health Care Equipment & Supplies	9.3
Machinery	6.3
Health Care Providers & Services	4.5
Food Products	4.4
Pharmaceuticals	4.2
Oil, Gas & Consumable Fuels	3.5
Semiconductors & Semiconductor Equipment	3.5
Hotels, Restaurants & Leisure	3.2
Biotechnology	2.9
Diversified Consumer Services	2.7
Diversified Telecommunication Services	2.7
Commercial Services & Supplies	2.6
Entertainment	2.5
Building Products	2.4
Capital Markets	2.2
Health Care Technology	2.1
Specialty Retail	2.1
Trading Companies & Distributors	1.9
Independent Power and Renewable Electricity Producers	1.7
Specialized Real Estate Investment Trusts	1.7
Industry Diversification	Percent*
Chemicals	1.6%
Insurance	1.6
Ground Transportation	1.5
Professional Services	1.4
IT Services	1.2
Life Sciences Tools & Services	1.2
Automobile Components	1.1
Air Freight & Logistics	1.0
Electrical Equipment	1.0
Money Market Fund	0.9
Real Estate Management & Development	0.9
Electronic Equipment, Instruments & Components	0.8
Financial Services	0.8
Interactive Media & Services	0.8
Leisure Products	0.8
Media	0.6
Metals & Mining	0.6
Household Durables	0.5
Total Investments	100.1%

*	Percentages indicated are based on net assets as of April 30, 2023.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD SMALL CAP GROWTH FUND

	Shares	Value
COMMON STOCKS - 99.2%
AIR FREIGHT & LOGISTICS - 1.0%
Forward Air Corp.	2,380	$ 251,114
AUTOMOBILE COMPONENTS - 1.1%
Visteon Corp.(a)	1,920	269,549
BIOTECHNOLOGY - 2.9%
Arrowhead Pharmaceuticals, Inc.(a)	1,880	66,571
Bioxcel Therapeutics, Inc.(a)	12,000	247,440
Intellia Therapeutics, Inc.(a)	2,490	93,998
Natera, Inc.(a)	5,520	279,974
Twist Bioscience Corp.(a)	2,040	25,459
		713,442
BUILDING PRODUCTS - 2.4%
Simpson Manufacturing Co., Inc.	2,700	339,606
Tecnoglass, Inc.	6,000	263,100
		602,706
CAPITAL MARKETS - 2.2%
Cboe Global Markets, Inc.	3,940	550,418
CHEMICALS - 1.6%
Aspen Aerogels, Inc.(a)	7,290	45,635
Sensient Technologies Corp.	4,600	342,516
		388,151
COMMERCIAL SERVICES & SUPPLIES - 2.6%
Casella Waste Systems, Inc., Class A(a)	4,470	397,830
Heritage-Crystal Clean, Inc.(a)	7,100	248,216
		646,046
DIVERSIFIED CONSUMER SERVICES - 2.7%
Chegg, Inc.(a)	15,690	282,106
Grand Canyon Education, Inc.(a)	3,360	398,832
		680,938
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.7%
Iridium Communications, Inc.	10,670	677,225
ELECTRICAL EQUIPMENT - 1.0%
Bloom Energy Corp., Class A(a)	9,430	157,009
Plug Power, Inc.(a)	11,350	102,491
		259,500
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%
908 Devices, Inc.(a)	7,910	53,472
Fabrinet (a)	1,600	151,920
		205,392
	Shares	Value
ENTERTAINMENT - 2.5%
World Wrestling Entertainment, Inc., Class A	5,900	$ 632,303
FINANCIAL SERVICES - 0.8%
International Money Express, Inc.(a)	7,600	195,928
FOOD PRODUCTS - 4.4%
Calavo Growers, Inc.	10,090	322,476
Flowers Foods, Inc.	8,045	221,318
Lamb Weston Holdings, Inc.	2,500	279,525
Lancaster Colony Corp.	1,350	282,312
		1,105,631
GROUND TRANSPORTATION - 1.5%
Landstar System, Inc.	2,074	365,086
HEALTH CARE EQUIPMENT & SUPPLIES - 9.3%
Figs, Inc., Class A(a)	19,000	136,800
Inmode Ltd.(a)	11,200	417,312
Inspire Medical Systems, Inc.(a)	1,910	511,173
Omnicell, Inc.(a)	3,230	196,287
Outset Medical, Inc.(a)	9,860	177,381
PROCEPT BioRobotics Corp.(a)	8,900	270,471
Shockwave Medical, Inc.(a)	2,140	620,943
		2,330,367
HEALTH CARE PROVIDERS & SERVICES - 4.5%
HealthEquity, Inc.(a)	8,900	475,705
Joint Corp. (The)(a)	7,000	110,530
NeoGenomics, Inc.(a)	11,600	169,592
R1 RCM, Inc.(a)	23,910	372,757
		1,128,584
HEALTH CARE TECHNOLOGY - 2.1%
Doximity, Inc., Class A(a)	3,640	133,770
Health Catalyst, Inc.(a)	15,000	189,000
NextGen Healthcare, Inc.(a)	12,440	208,246
		531,016
HOTELS, RESTAURANTS & LEISURE - 3.2%
Choice Hotels International, Inc.	2,020	257,590
First Watch Restaurant Group, Inc.(a)	16,630	267,410
Papa John's International, Inc.	3,550	265,505
		790,505
HOUSEHOLD DURABLES - 0.5%
Lovesac (The), Co.(a)	4,550	119,620

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD SMALL CAP GROWTH FUND

	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 1.7%
Clearway Energy, Inc., Class C	7,170	$ 217,753
Vistra Corp.	9,000	214,740
		432,493
INSURANCE - 1.6%
Kinsale Capital Group, Inc.	750	245,032
Trupanion, Inc.(a)	4,050	142,196
		387,228
INTERACTIVE MEDIA & SERVICES - 0.8%
Cars.com, Inc.(a)	10,500	205,485
IT SERVICES - 1.2%
DigitalOcean Holdings, Inc.(a)	9,390	296,161
LEISURE PRODUCTS - 0.8%
YETI Holdings, Inc.(a)	5,000	197,250
LIFE SCIENCES TOOLS & SERVICES - 1.2%
Medpace Holdings, Inc.(a)	1,510	302,211
MACHINERY - 6.3%
Chart Industries, Inc.(a)	2,000	266,200
Donaldson Co., Inc.	5,650	359,057
ESCO Technologies, Inc.	4,240	396,737
John Bean Technologies Corp.	2,750	298,953
Symbotic, Inc.(a)	9,370	248,867
		1,569,814
MEDIA - 0.6%
WideOpenWest, Inc.(a)	13,680	156,362
METALS & MINING - 0.6%
MP Materials Corp.(a)	7,160	155,157
OIL, GAS & CONSUMABLE FUELS - 3.5%
Gulfport Energy Corp.(a)	2,580	233,387
Magnolia Oil & Gas Corp., Class A	15,940	336,653
Matador Resources Co.	4,300	210,829
SilverBow Resources, Inc.(a)	3,730	88,960
		869,829
PHARMACEUTICALS - 4.2%
Amphastar Pharmaceuticals, Inc.(a)	8,170	292,241
Intra-Cellular Therapies, Inc.(a)	7,140	443,751
Pacira BioSciences, Inc.(a)	7,000	317,170
		1,053,162
	Shares	Value
PROFESSIONAL SERVICES - 1.4%
Paycor HCM, Inc.(a)	10,000	$ 235,000
Upwork, Inc.(a)	12,680	121,348
		356,348
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
Tricon Residential, Inc.	26,490	212,715
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Lattice Semiconductor Corp.(a)	3,500	278,950
Navitas Semiconductor Corp.(a)	39,140	208,616
Silicon Laboratories, Inc.(a)	2,820	392,826
		880,392
SOFTWARE - 15.4%
Appian Corp., Class A(a)	7,990	300,024
Blackline, Inc.(a)	5,260	293,035
Box, Inc., Class A(a)	19,340	511,736
Five9, Inc.(a)	4,410	285,944
Gitlab, Inc., Class A(a)	2,420	73,471
PowerSchool Holdings, Inc., Class A(a)	15,000	313,200
Procore Technologies, Inc.(a)	5,150	275,062
Q2 Holdings, Inc.(a)	7,030	173,079
Qualys, Inc.(a)	3,890	439,337
Rapid7, Inc.(a)	5,820	282,910
Sprout Social, Inc., Class A(a)	4,320	212,803
Varonis Systems, Inc.(a)	12,620	292,279
Workiva, Inc.(a)	4,150	387,693
		3,840,573
SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 1.7%
National Storage Affiliates Trust	10,680	411,714
SPECIALTY RETAIL - 2.1%
Academy Sports & Outdoors, Inc.	8,390	532,933
TRADING COMPANIES & DISTRIBUTORS - 1.9%
Karat Packaging, Inc.	15,756	213,651
SiteOne Landscape Supply, Inc.(a)	1,750	258,545
		472,196
TOTAL COMMON STOCKS (COST $31,580,084)		24,775,544
MONEY MARKET FUND - 0.9%
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(b)	219,677	219,677
TOTAL MONEY MARKET FUND (COST $219,677)		219,677

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD SMALL CAP GROWTH FUND

	Shares	Value
TOTAL INVESTMENTS (COST $31,799,761) - 100.1%		$ 24,995,221

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(15,385)
NET ASSETS - 100.0%		$ 24,979,836

(a)	Represents non-income producing security.
(b)	7-day current yield as of April 30, 2023 is disclosed.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Values-Focused Large Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Software	10.0%
Technology Hardware, Storage & Peripherals	7.3
Semiconductors & Semiconductor Equipment	5.9
Interactive Media & Services	4.6
Financial Services	4.3
Oil, Gas & Consumable Fuels	4.0
Health Care Equipment & Supplies	3.6
Banks	3.0
Capital Markets	2.9
Health Care Providers & Services	2.9
Broadline Retail	2.6
Specialty Retail	2.6
Insurance	2.5
Life Sciences Tools & Services	2.2
Beverages	2.1
Consumer Staples Distribution & Retail	2.1
Electric Utilities	2.0
Hotels, Restaurants & Leisure	1.9
Chemicals	1.8
Household Products	1.8
Aerospace & Defense	1.7
Food Products	1.7
Machinery	1.7
Specialized Real Estate Investment Trusts	1.7
IT Services	1.5
Pharmaceuticals	1.5
Automobiles	1.4
Entertainment	1.4
Biotechnology	1.3
Communications Equipment	1.0
Media	1.0
Multi-Utilities	1.0
Professional Services	1.0
Diversified Telecommunication Services	0.9
Air Freight & Logistics	0.8
Electronic Equipment, Instruments & Components	0.8
Industry Diversification	Percent*
Ground Transportation	0.8%
Building Products	0.6
Commercial Services & Supplies	0.6
Containers & Packaging	0.6
Consumer Finance	0.5
Electrical Equipment	0.5
Industrial Conglomerates	0.5
Textiles, Apparel & Luxury Goods	0.5
Distributors	0.4
Industrial Real Estate Investment Trusts	0.4
Metals & Mining	0.4
Residential Real Estate Investment Trusts	0.4
Retail Real Estate Investment Trusts	0.4
Energy Equipment & Services	0.3
Money Market Fund	0.3
Trading Companies & Distributors	0.3
Wireless Telecommunication Services	0.3
Automobile Components	0.2
Health Care Real Estate Investment Trusts	0.2
Household Durables	0.2
Passenger Airlines	0.2
Real Estate Management & Development	0.2
Construction Materials	0.1
Gas Utilities	0.1
Independent Power and Renewable Electricity Producers	0.1
Leisure Products	0.1
Office Real Estate Investment Trusts	0.1
Personal Care Products	0.1
Water Utilities	0.1
Construction & Engineering	0.0**
Hotel & Resort Real Estate Investment Trusts	0.0**
Total Investments	100.0%

*	Percentages indicated are based on net assets as of April 30, 2023.
**	Amount rounds to less than 0.1%.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS - 99.7%
AEROSPACE & DEFENSE - 1.7%
Boeing Co. (The)(a)	3,045	$ 629,645
General Dynamics Corp.	1,554	339,300
Howmet Aerospace, Inc.	2,863	126,802
Huntington Ingalls Industries, Inc.	202	40,735
L3Harris Technologies, Inc.	1,161	226,569
Lockheed Martin Corp.	1,490	692,031
Northrop Grumman Corp.	904	416,988
Raytheon Technologies Corp.	8,931	892,207
Textron, Inc.	790	52,883
TransDigm Group, Inc.	196	149,940
		3,567,100
AIR FREIGHT & LOGISTICS - 0.8%
C.H. Robinson Worldwide, Inc.	2,770	279,410
Expeditors International of Washington, Inc.	2,960	336,966
FedEx Corp.	1,170	266,503
United Parcel Service, Inc., Class B	4,360	783,971
		1,666,850
AUTOMOBILE COMPONENTS - 0.2%
Aptiv PLC(a)	2,940	302,409
BorgWarner, Inc.	1,280	61,606
		364,015
AUTOMOBILES - 1.4%
Ford Motor Co.	24,591	292,141
General Motors Co.	6,180	204,187
Tesla, Inc.(a)	14,726	2,419,629
		2,915,957
BANKS - 3.0%
Bank of America Corp.	40,676	1,190,993
Citigroup, Inc.	10,192	479,738
Citizens Financial Group, Inc.	2,290	70,853
Comerica, Inc.	420	18,215
Fifth Third Bancorp	5,090	133,358
First Republic Bank	540	1,895
Huntington Bancshares, Inc.	12,350	138,320
JPMorgan Chase & Co.	16,476	2,277,642
KeyCorp	7,900	88,954
M&T Bank Corp.	764	96,111
PNC Financial Services Group, Inc. (The)	1,542	200,846
Regions Financial Corp.	7,892	144,108
Truist Financial Corp.	7,110	231,644
U.S. Bancorp	7,905	270,983
	Shares	Value
Wells Fargo & Co.	21,497	$ 854,506
Zions Bancorp	730	20,338
		6,218,504
BEVERAGES - 2.1%
Coca-Cola Co. (The)	28,460	1,825,709
Keurig Dr Pepper, Inc.	4,632	151,467
Monster Beverage Corp.(a)	6,480	362,880
PepsiCo, Inc.	11,042	2,107,807
		4,447,863
BIOTECHNOLOGY - 1.3%
Amgen, Inc.	4,253	1,019,614
Biogen, Inc.(a)	1,266	385,155
Gilead Sciences, Inc.	10,734	882,442
Incyte Corp.(a)	3,630	270,109
Moderna, Inc.(a)	2,120	281,727
		2,839,047
BROADLINE RETAIL - 2.6%
Amazon.com, Inc.(a)	49,033	5,170,530
eBay, Inc.	3,770	175,041
Etsy, Inc.(a)	509	51,424
		5,396,995
BUILDING PRODUCTS - 0.6%
A.O. Smith Corp.	1,000	68,290
Allegion PLC	263	29,056
Carrier Global Corp.	5,556	232,352
Johnson Controls International PLC	7,621	456,041
Masco Corp.	1,841	98,512
Trane Technologies PLC	2,476	460,065
		1,344,316
CAPITAL MARKETS - 2.9%
Ameriprise Financial, Inc.	569	173,613
Bank of New York Mellon Corp. (The)	5,081	216,400
BlackRock, Inc.	840	563,808
Cboe Global Markets, Inc.	940	131,318
Charles Schwab Corp. (The)	8,753	457,257
CME Group, Inc.	2,366	439,532
FactSet Research Systems, Inc.	259	106,628
Franklin Resources, Inc.	2,300	61,824
Goldman Sachs Group, Inc. (The)	1,818	624,374
Intercontinental Exchange, Inc.	3,417	372,214
Invesco Ltd.	2,500	42,825
MarketAxess Holdings, Inc.	240	76,409
Moody's Corp.	1,518	475,316

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Morgan Stanley	7,464	$ 671,536
MSCI, Inc.	396	191,050
Nasdaq, Inc.	5,458	302,209
Northern Trust Corp.	1,290	100,826
Raymond James Financial, Inc.	1,290	116,784
S&P Global, Inc.	1,888	684,551
State Street Corp.	2,104	152,035
T. Rowe Price Group, Inc.	1,119	125,697
		6,086,206
CHEMICALS - 1.8%
Air Products and Chemicals, Inc.	1,298	382,079
Albemarle Corp.	621	115,171
CF Industries Holdings, Inc.	1,219	87,256
Corteva, Inc.	4,787	292,581
Dow, Inc.	4,715	256,496
DuPont de Nemours, Inc.	2,897	201,979
Ecolab, Inc.	2,551	428,160
FMC Corp.	650	80,327
International Flavors & Fragrances, Inc.	1,480	143,501
Linde PLC	2,839	1,048,869
LyondellBasell Industries N.V., Class A	1,530	144,753
Mosaic Co. (The)	2,160	92,556
PPG Industries, Inc.	1,288	180,655
Sherwin-Williams Co. (The)	1,376	326,855
		3,781,238
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Cintas Corp.	604	275,285
Copart, Inc.(a)	2,226	175,965
Republic Services, Inc.	1,716	248,168
Rollins, Inc.	2,895	122,314
Waste Management, Inc.	2,860	474,903
		1,296,635
COMMUNICATIONS EQUIPMENT - 1.0%
Arista Networks, Inc.(a)	1,454	232,873
Cisco Systems, Inc.	29,629	1,399,970
F5, Inc.(a)	270	36,277
Juniper Networks, Inc.	2,860	86,229
Motorola Solutions, Inc.	1,062	309,467
		2,064,816
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.0%
Quanta Services, Inc.	680	$ 115,355
CONSTRUCTION MATERIALS - 0.1%
Martin Marietta Materials, Inc.	163	59,202
Vulcan Materials Co.	783	137,119
		196,321
CONSUMER FINANCE - 0.5%
American Express Co.	3,419	551,621
Capital One Financial Corp.	1,528	148,674
Discover Financial Services	1,436	148,583
Synchrony Financial	7,009	206,836
		1,055,714
CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.1%
Costco Wholesale Corp.	2,582	1,299,314
Dollar General Corp.	1,440	318,902
Dollar Tree, Inc.(a)	1,282	197,056
Kroger Co. (The)	4,672	227,199
Sysco Corp.	3,228	247,717
Target Corp.	3,750	591,563
Walgreens Boots Alliance, Inc.	4,509	158,942
Walmart, Inc.	8,949	1,351,031
		4,391,724
CONTAINERS & PACKAGING - 0.6%
Amcor PLC	31,380	344,239
Avery Dennison Corp.	1,620	282,658
Ball Corp.	5,080	270,154
International Paper Co.	3,089	102,277
Packaging Corp. of America	590	79,803
Sealed Air Corp.	1,390	66,706
Westrock Co.	2,099	62,823
		1,208,660
DISTRIBUTORS - 0.4%
Genuine Parts Co.	910	153,162
LKQ Corp.	5,803	335,007
Pool Corp.	742	260,680
		748,849

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
AT&T, Inc.	46,937	$ 829,377
Verizon Communications, Inc.	27,262	1,058,583
		1,887,960
ELECTRIC UTILITIES - 2.0%
Alliant Energy Corp.	2,090	115,243
American Electric Power Co., Inc.	3,215	297,130
Constellation Energy Corp.	1,989	153,949
Duke Energy Corp.	5,124	506,661
Edison International	2,390	175,904
Entergy Corp.	960	103,277
Evergy, Inc.	1,840	114,282
Eversource Energy	2,356	182,849
Exelon Corp.	7,262	308,199
FirstEnergy Corp.	4,259	169,508
NextEra Energy, Inc.	11,605	889,291
NRG Energy, Inc.	1,595	54,501
PG&E Corp.(a)	8,106	138,694
Pinnacle West Capital Corp.	510	40,015
PPL Corp.	7,780	223,441
Southern Co. (The)	7,424	546,035
Xcel Energy, Inc.	3,882	271,391
		4,290,370
ELECTRICAL EQUIPMENT - 0.5%
AMETEK, Inc.	1,347	185,792
Eaton Corp. PLC	2,346	392,063
Emerson Electric Co.	3,492	290,744
Generac Holdings, Inc.(a)	11	1,124
Rockwell Automation, Inc.	604	171,180
		1,040,903
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%
Amphenol Corp., Class A	4,219	318,408
CDW Corp.	1,915	324,765
Corning, Inc.	5,970	198,323
Keysight Technologies, Inc.(a)	2,390	345,689
TE Connectivity Ltd.	1,710	209,253
Teledyne Technologies, Inc.(a)	269	111,474
Trimble, Inc.(a)	4,690	220,899
Zebra Technologies Corp., Class A(a)	145	41,764
		1,770,575
	Shares	Value
ENERGY EQUIPMENT & SERVICES - 0.3%
Baker Hughes Co.	5,217	$ 152,545
Halliburton Co.	4,080	133,620
Schlumberger N.V.	7,989	394,257
		680,422
ENTERTAINMENT - 1.4%
Activision Blizzard, Inc.	4,811	373,863
Electronic Arts, Inc.	3,450	439,116
Live Nation, Inc.(a)	740	50,157
Netflix, Inc.(a)	2,416	797,111
Walt Disney Co. (The)(a)	9,936	1,018,440
Warner Bros Discovery, Inc.(a)	13,884	188,961
		2,867,648
FINANCIAL SERVICES - 4.3%
Berkshire Hathaway, Inc., Class B(a)	10,222	3,358,438
Fidelity National Information Services, Inc.	6,591	387,024
Fiserv, Inc.(a)	3,670	448,180
FleetCor Technologies, Inc.(a)	240	51,341
Global Payments, Inc.	1,307	147,312
Jack Henry & Associates, Inc.	521	85,100
Mastercard, Inc., Class A	4,848	1,842,386
PayPal Holdings, Inc.(a)	6,140	466,640
Visa, Inc., Class A	9,421	2,192,549
		8,978,970
FOOD PRODUCTS - 1.7%
Archer-Daniels-Midland Co.	3,449	269,298
Bunge Ltd.	651	60,934
Campbell Soup Co.	2,700	146,610
Conagra Brands, Inc.	4,970	188,661
General Mills, Inc.	5,527	489,858
Hershey Co. (The)	1,508	411,774
Hormel Foods Corp.	4,450	179,958
J M Smucker Co. (The)	1,050	162,130
Kellogg Co.	3,850	268,614
Kraft Heinz Co. (The)	6,176	242,532
Lamb Weston Holdings, Inc.	1,000	111,810
McCormick & Co., Inc.	1,975	173,504
Mondelez International, Inc., Class A	10,276	788,375
Tyson Foods, Inc., Class A	1,875	117,169
		3,611,227

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
GAS UTILITIES - 0.1%
Atmos Energy Corp.	1,280	$ 146,099
GROUND TRANSPORTATION - 0.8%
CSX Corp.	14,090	431,718
J.B. Hunt Transport Services, Inc.	1,566	274,504
Norfolk Southern Corp.	1,196	242,824
Old Dominion Freight Line, Inc.	460	147,379
Union Pacific Corp.	3,356	656,769
		1,753,194
HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
Abbott Laboratories	11,615	1,283,109
Align Technology, Inc.(a)	407	132,397
Baxter International, Inc.	3,771	179,801
Becton, Dickinson and Co.	2,296	606,856
Boston Scientific Corp.(a)	12,567	654,992
Cooper Cos., Inc. (The)	401	152,962
DENTSPLY SIRONA, Inc.	1,853	77,696
Dexcom, Inc.(a)	2,400	291,216
Edwards Lifesciences Corp.(a)	4,631	407,435
GE HealthCare Technologies, Inc.(a)	2,313	188,139
Hologic, Inc.(a)	2,143	184,319
IDEXX Laboratories, Inc.(a)	519	255,431
Insulet Corp.(a)	446	141,846
Intuitive Surgical, Inc.(a)	2,146	646,418
Medtronic PLC	8,898	809,273
ResMed, Inc.	1,182	284,815
STERIS PLC	825	155,554
Stryker Corp.	2,354	705,376
Teleflex, Inc.	397	108,191
Zimmer Holdings, Inc.	1,697	234,933
		7,500,759
HEALTH CARE PROVIDERS & SERVICES - 2.9%
AmerisourceBergen Corp.	2,110	352,053
Cardinal Health, Inc.	2,702	221,834
Cigna Group (The)	3,530	894,114
CVS Health Corp.	8,901	652,532
DaVita, Inc.(a)	770	69,577
Elevance Health, Inc.	3,264	1,529,674
Henry Schein, Inc.(a)	1,470	118,791
Humana, Inc.	1,597	847,193
Laboratory Corporation of America Holdings	1,740	394,475
McKesson Corp.	1,299	473,148
Molina Healthcare, Inc.(a)	1,071	319,040
Quest Diagnostics, Inc.	1,318	182,952
		6,055,383
	Shares	Value
HEALTH CARE REAL ESTATE INVESTMENT TRUSTS - 0.2%
Welltower, Inc.	5,416	$ 429,056
HOTEL & RESORT REAL ESTATE INVESTMENT TRUSTS - 0.0%
Host Hotels & Resorts, Inc.	6,193	100,141
HOTELS, RESTAURANTS & LEISURE - 1.9%
Booking Holdings, Inc.(a)	225	604,420
Carnival Corp.(a)	6,190	57,010
Chipotle Mexican Grill, Inc.(a)	138	285,332
Domino's Pizza, Inc.	200	63,494
Expedia Group, Inc.(a)	495	46,510
Hilton Worldwide Holdings, Inc.	1,330	191,547
Marriott International, Inc., Class A	1,416	239,785
McDonald's Corp.	4,571	1,351,873
Norwegian Cruise Line Holdings Ltd.(a)	2,830	37,780
Royal Caribbean Cruises Ltd.(a)	710	46,455
Starbucks Corp.	6,462	738,542
Yum! Brands, Inc.	1,950	274,131
		3,936,879
HOUSEHOLD DURABLES - 0.2%
D.R. Horton, Inc.	1,272	139,691
Garmin Ltd.	960	94,243
Lennar Corp., Class A	441	49,749
Mohawk Industries, Inc.(a)	34	3,601
Newell Brands, Inc.	5,782	70,251
NVR, Inc.(a)	6	35,040
PulteGroup, Inc.	325	21,824
Whirlpool Corp.	42	5,863
		420,262
HOUSEHOLD PRODUCTS - 1.8%
Church & Dwight Co., Inc.	2,740	266,109
Clorox Co. (The)	930	154,027
Colgate-Palmolive Co.	8,480	676,704
Kimberly-Clark Corp.	3,000	434,670
Procter & Gamble Co. (The)	15,098	2,361,025
		3,892,535
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.1%
AES Corp. (The)	5,250	124,215
INDUSTRIAL CONGLOMERATES - 0.5%
3M Co.	3,366	357,537
Honeywell International, Inc.	4,022	803,756
		1,161,293

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
INDUSTRIAL REAL ESTATE INVESTMENT TRUSTS - 0.4%
Prologis, Inc.	6,837	$ 856,334
INSURANCE - 2.5%
Aflac, Inc.	4,384	306,222
Allstate Corp. (The)	1,669	193,203
American International Group, Inc.	4,254	225,632
Aon PLC, Class A	1,290	419,482
Arch Capital Group Ltd.(a)	2,072	155,545
Arthur J. Gallagher & Co.	1,500	312,090
Assurant, Inc.	358	44,081
Brown & Brown, Inc.	2,240	144,234
Chubb Ltd.	2,811	566,585
Cincinnati Financial Corp.	902	96,009
Everest Re Group Ltd.	336	127,008
Globe Life, Inc.	487	52,849
Hartford Financial Services Group, Inc. (The)	2,460	174,635
Lincoln National Corp.	486	10,561
Loews Corp.	880	50,662
Marsh & McLennan Cos., Inc.	3,210	578,410
MetLife, Inc.	4,858	297,941
Principal Financial Group, Inc.	1,640	122,492
Progressive Corp. (The)	4,020	548,328
Prudential Financial, Inc.	2,235	194,445
Travelers Cos., Inc. (The)	1,920	347,789
W.R. Berkley Corp.	1,325	78,069
Willis Towers Watson PLC	677	156,793
		5,203,065
INTERACTIVE MEDIA & SERVICES - 4.6%
Alphabet, Inc., Class A(a)	33,066	3,549,305
Alphabet, Inc., Class C(a)	28,723	3,108,403
Match Group, Inc.(a)	1,300	47,970
Meta Platforms, Inc., Class A(a)	12,267	2,948,005
		9,653,683
IT SERVICES - 1.5%
Accenture PLC, Class A	4,356	1,220,943
Akamai Technologies, Inc.(a)	3,215	263,534
Cognizant Technology Solutions Corp., Class A	3,293	196,625
DXC Technology Co.(a)	8,461	201,795
EPAM Systems, Inc.(a)	292	82,472
Gartner, Inc.(a)	467	141,249
International Business Machines Corp.	6,896	871,723
VeriSign, Inc.(a)	552	122,434
		3,100,775
	Shares	Value
LEISURE PRODUCTS - 0.1%
Hasbro, Inc.	3,719	$ 220,239
LIFE SCIENCES TOOLS & SERVICES - 2.2%
Agilent Technologies, Inc.	4,850	656,835
Bio-Rad Laboratories, Inc., Class A(a)	336	151,465
Bio-Techne Corp.	2,570	205,292
Danaher Corp.	5,381	1,274,813
Illumina, Inc.(a)	2,053	422,015
IQVIA Holdings, Inc.(a)	1,810	340,696
Mettler-Toledo International, Inc.(a)	385	574,227
PerkinElmer, Inc.	1,520	198,345
Waters Corp.(a)	1,552	466,159
West Pharmaceutical Services, Inc.	682	246,366
		4,536,213
MACHINERY - 1.7%
Caterpillar, Inc.	2,877	629,488
Cummins, Inc.	1,517	356,556
Deere & Co.	1,547	584,797
Dover Corp.	730	106,697
Fortive Corp.	2,460	155,201
IDEX Corp.	390	80,465
Illinois Tool Works, Inc.	1,691	409,120
Ingersoll Rand, Inc.	2,638	150,419
Nordson Corp.	279	60,350
Otis Worldwide Corp.	2,776	236,793
PACCAR, Inc.	3,322	248,120
Parker-Hannifin Corp.	485	157,567
Pentair PLC	540	31,363
Snap-on, Inc.	280	72,635
Stanley Black & Decker, Inc.	182	15,714
Westinghouse Air Brake Technologies Corp.	820	80,089
Xylem, Inc.	2,850	295,944
		3,671,318
MEDIA - 1.0%
Charter Communications, Inc., Class A(a)	484	178,451
Comcast Corp., Class A	25,553	1,057,127
DISH Network Corp., Class A(a)	1,770	13,293
Fox Corp., Class A	7,878	262,022
Fox Corp., Class B	5,889	179,850
Interpublic Group of Cos., Inc. (The)	6,516	232,817
News Corp., Class A	2,690	47,371
News Corp., Class B	1,680	29,820

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Omnicom Group, Inc.	1,228	$ 111,220
Paramount Global, Class B	3,380	78,855
		2,190,826
METALS & MINING - 0.4%
Freeport-McMoRan, Inc.	8,276	313,743
Newmont Corp.	4,980	236,052
Nucor Corp.	1,287	190,708
Steel Dynamics, Inc.	820	85,239
		825,742
MULTI-UTILITIES - 1.0%
Ameren Corp.	2,350	209,079
CenterPoint Energy, Inc.	5,180	157,835
CMS Energy Corp.	2,768	172,336
Consolidated Edison, Inc.	2,760	271,777
Dominion Energy, Inc.	5,070	289,700
DTE Energy Co.	1,020	114,658
NiSource, Inc.	4,370	124,370
Public Service Enterprise Group, Inc.	3,381	213,679
Sempra Energy	1,911	297,141
WEC Energy Group, Inc.	2,545	244,753
		2,095,328
OFFICE REAL ESTATE INVESTMENT TRUSTS - 0.1%
Alexandria Real Estate Equities, Inc.	785	97,481
Boston Properties, Inc.	3,037	162,055
		259,536
OIL, GAS & CONSUMABLE FUELS - 4.0%
APA Corp.	1,420	52,327
Chevron Corp.	10,123	1,706,535
ConocoPhillips	6,815	701,195
Coterra Energy, Inc.	4,790	122,624
Devon Energy Corp.	3,180	169,907
Diamondback Energy, Inc.	680	96,696
EOG Resources, Inc.	3,065	366,176
EQT Corp.	1,460	50,866
Exxon Mobil Corp.	23,483	2,778,978
Hess Corp.	1,380	200,183
Kinder Morgan, Inc.	18,540	317,961
Marathon Oil Corp.	5,060	122,250
Marathon Petroleum Corp.	2,716	331,352
Occidental Petroleum Corp.	3,985	245,197
ONEOK, Inc.	2,290	149,789
Phillips 66	2,469	244,431
	Shares	Value
Pioneer Natural Resources Co.	1,171	$ 254,751
Targa Resources Corp.	504	38,067
Valero Energy Corp.	2,201	252,389
Williams Cos., Inc. (The)	9,244	279,724
		8,481,398
PASSENGER AIRLINES - 0.2%
Alaska Air Group, Inc.(a)	250	10,865
American Airlines Group, Inc.(a)	5,650	77,066
Delta Air Lines, Inc.(a)	3,850	132,093
Southwest Airlines Co.	4,040	122,372
United Airlines Holdings, Inc.(a)	1,020	44,676
		387,072
PERSONAL CARE PRODUCTS - 0.1%
Estee Lauder Cos., Inc., (The) Class A	1,308	322,710
PHARMACEUTICALS - 1.5%
Catalent, Inc.(a)	1,459	73,125
Eli Lilly & Co.	5,378	2,128,935
Organon & Co.	3,400	83,742
Zoetis, Inc.	5,278	927,767
		3,213,569
PROFESSIONAL SERVICES - 1.0%
Automatic Data Processing, Inc.	3,450	759,000
Broadridge Financial Solutions, Inc.	1,941	282,241
Ceridian HCM Holding, Inc.(a)	660	41,897
CoStar Group, Inc.(a)	2,200	169,290
Equifax, Inc.	620	129,196
Jacobs Solutions, Inc.	560	64,658
Paychex, Inc.	2,190	240,593
Paycom Software, Inc.(a)	228	66,204
Robert Half International, Inc.	3,110	227,030
Verisk Analytics, Inc.	928	180,134
		2,160,243
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
CBRE Group, Inc., Class A(a)	4,460	341,904
RESIDENTIAL REAL ESTATE INVESTMENT TRUSTS - 0.4%
AvalonBay Communities, Inc.	1,834	330,798
Camden Property Trust	380	41,819
Equity Residential	3,177	200,945
Essex Property Trust, Inc.	227	49,879

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Mid-America Apartment Communities, Inc.	670	$ 103,046
UDR, Inc.	2,330	96,299
		822,786
RETAIL REAL ESTATE INVESTMENT TRUSTS - 0.4%
Federal Realty Investment Trust	1,868	184,727
Kimco Realty Corp.	5,150	98,828
Realty Income Corp.	3,880	243,819
Regency Centers Corp.	1,869	114,813
Simon Property Group, Inc.	1,690	191,511
		833,698
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.9%
Advanced Micro Devices, Inc.(a)	8,735	780,647
Analog Devices, Inc.	2,948	530,286
Applied Materials, Inc.	6,600	745,998
Broadcom, Inc.	2,366	1,482,299
Enphase Energy, Inc.(a)	741	121,672
First Solar, Inc.(a)	584	106,627
Intel Corp.	29,539	917,481
KLA Corp.	747	288,745
Lam Research Corp.	1,095	573,868
Microchip Technology, Inc.	2,895	211,306
Micron Technology, Inc.	6,072	390,794
Monolithic Power Systems, Inc.	190	87,774
NVIDIA Corp.	14,286	3,964,222
NXP Semiconductors N.V.	1,110	181,752
ON Semiconductor Corp.(a)	1,900	136,724
Qorvo, Inc.(a)	230	21,178
QUALCOMM, Inc.	6,255	730,584
Skyworks Solutions, Inc.	560	59,304
SolarEdge Technologies, Inc.(a)	295	84,261
Teradyne, Inc.	810	74,018
Texas Instruments, Inc.	5,301	886,327
		12,375,867
SOFTWARE - 10.0%
Adobe, Inc.(a)	3,098	1,169,681
ANSYS, Inc.(a)	1,160	364,147
Autodesk, Inc.(a)	2,123	413,539
Cadence Design Systems, Inc.(a)	2,740	573,893
Fair Isaac Corp.(a)	150	109,193
Fortinet, Inc.(a)	4,000	252,200
Gen Digital, Inc.	13,682	241,761
Intuit, Inc.	2,022	897,667
Microsoft Corp.	42,013	12,908,914
Oracle Corp.	9,096	861,573
	Shares	Value
PTC, Inc.(a)	2,345	$ 294,978
Roper Technologies, Inc.	716	325,622
Salesforce, Inc.(a)	6,616	1,312,416
ServiceNow, Inc.(a)	1,552	713,020
Synopsys, Inc.(a)	1,501	557,351
Tyler Technologies, Inc.(a)	170	64,435
		21,060,390
SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 1.7%
American Tower Corp.	3,594	734,578
Crown Castle, Inc.	3,920	482,513
Digital Realty Trust, Inc.	3,477	344,745
Equinix, Inc.	792	573,471
Extra Space Storage, Inc.	730	110,989
Iron Mountain, Inc.	5,082	280,730
Public Storage	983	289,818
SBA Communications Corp.	1,351	352,462
VICI Properties, Inc.	3,562	120,894
Weyerhaeuser Co.	6,614	197,825
		3,488,025
SPECIALTY RETAIL - 2.6%
Advance Auto Parts, Inc.	340	42,680
AutoZone, Inc.(a)	114	303,617
Bath & Body Works, Inc.	1,330	46,683
Best Buy Co., Inc.	3,555	264,919
CarMax, Inc.(a)	3,080	215,692
Home Depot, Inc. (The)	6,470	1,944,494
Lowe’s Cos., Inc.	4,399	914,244
O'Reilly Automotive, Inc.(a)	414	379,766
Ross Stores, Inc.	1,790	191,047
TJX Cos., Inc. (The)	7,140	562,775
Tractor Supply Co.	1,507	359,269
Ulta Beauty, Inc.(a)	369	203,478
		5,428,664
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 7.3%
Apple, Inc.	82,310	13,966,361
Hewlett Packard Enterprise Co.	27,327	391,323
HP, Inc.	13,136	390,270
NetApp, Inc.	3,869	243,321
Seagate Technology Holdings PLC	4,040	237,431
Western Digital Corp.(a)	2,097	72,221
		15,300,927
TEXTILES, APPAREL & LUXURY GOODS - 0.5%
NIKE, Inc., Class B	6,677	846,109

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Ralph Lauren Corp.	100	$ 11,479
Tapestry, Inc.	1,070	43,667
VF Corp.	7,427	174,609
		1,075,864
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Fastenal Co.	4,234	227,958
United Rentals, Inc.	126	45,500
W.W. Grainger, Inc.	561	390,215
		663,673
WATER UTILITIES - 0.1%
American Water Works Co., Inc.	1,150	170,488
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
T-Mobile U.S., Inc.(a)	4,550	654,745
TOTAL COMMON STOCKS (COST $194,738,412)		209,749,138
RIGHTS - 0.0%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
Contra Abiomed, Inc. (Contingent Value Rights)(a)(b)(c)	373	—
TOTAL RIGHTS (COST $—)		—
	Shares	Value
MONEY MARKET FUND - 0.3%
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(d)	563,488	$ 563,488
TOTAL MONEY MARKET FUND (COST $563,488)		563,488
TOTAL INVESTMENTS (COST $195,301,900) - 100.0%		210,312,626

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%		(71,724)
NET ASSETS - 100.0%		$ 210,240,902

(a)	Represents non-income producing security.
(b)	Security is a Level 3 investment.
(c)	Amounts designated as ‘‘—’’ are $0 or have been rounded to $0.
(d)	7-day current yield as of April 30, 2023 is disclosed.

MSCI — Morgan Stanley Capital International
N.V. — Naamloze Vennootschap
PLC — Public Limited Company
S&P — Standard & Poor's

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Values-Focused Small-Mid Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Banks	6.7%
Machinery	4.7
Electronic Equipment, Instruments & Components	4.2
Health Care Equipment & Supplies	3.9
Specialty Retail	3.9
Insurance	3.7
Professional Services	3.2
Building Products	3.0
Semiconductors & Semiconductor Equipment	3.0
Oil, Gas & Consumable Fuels	2.9
Chemicals	2.6
Health Care Providers & Services	2.4
Household Durables	2.4
Metals & Mining	2.4
Software	2.4
Hotels, Restaurants & Leisure	2.0
Textiles, Apparel & Luxury Goods	2.0
Capital Markets	1.8
Construction & Engineering	1.8
Food Products	1.8
Specialized Real Estate Investment Trusts	1.8
Biotechnology	1.7
Ground Transportation	1.7
Aerospace & Defense	1.6
Automobile Components	1.6
Retail Real Estate Investment Trusts	1.6
Commercial Services & Supplies	1.5
Electrical Equipment	1.5
Financial Services	1.5
Trading Companies & Distributors	1.3
Consumer Staples Distribution & Retail	1.2
Diversified Consumer Services	1.2
Electric Utilities	1.1
Leisure Products	1.1
Energy Equipment & Services	1.0
Gas Utilities	1.0
Industrial Real Estate Investment Trusts	1.0
Industry Diversification	Percent*
Life Sciences Tools & Services	1.0%
Media	1.0
Communications Equipment	0.9
Pharmaceuticals	0.9
Office Real Estate Investment Trusts	0.8
Personal Care Products	0.8
Containers & Packaging	0.7
Mortgage Real Estate Investment Trusts	0.7
Water Utilities	0.7
Consumer Finance	0.6
Diversified Telecommunication Services	0.6
Real Estate Management & Development	0.6
Automobiles	0.5
Residential Real Estate Investment Trusts	0.5
Air Freight & Logistics	0.4
Broadline Retail	0.4
Health Care Real Estate Investment Trusts	0.4
Hotel & Resort Real Estate Investment Trusts	0.4
Interactive Media & Services	0.4
Multi-Utilities	0.4
Beverages	0.3
Diversified Real Estate Investment Trusts	0.3
Money Market Fund	0.3
Passenger Airlines	0.3
Technology Hardware, Storage & Peripherals	0.3
Construction Materials	0.2
Entertainment	0.2
Health Care Technology	0.2
Household Products	0.2
IT Services	0.2
Marine Transportation	0.2
Paper & Forest Products	0.2
Independent Power and Renewable Electricity Producers	0.1
Wireless Telecommunication Services	0.1
Total Investments	100.0%

*	Percentages indicated are based on net assets as of April 30, 2023.
See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS - 99.7%
AEROSPACE & DEFENSE - 1.6%
AAR Corp.(a)	2,060	$ 108,727
Aerojet Rocketdyne Holdings, Inc.(a)	4,248	239,630
AeroVironment, Inc.(a)	1,419	142,879
Axon Enterprise, Inc.(a)	3,631	765,088
Curtiss-Wright Corp.	2,213	375,834
Hexcel Corp.	4,407	317,656
Kaman Corp.	1,770	39,064
Mercury Systems, Inc.(a)	3,160	150,637
Moog, Inc., Class A	1,888	170,128
National Presto Industries, Inc.	379	25,779
Triumph Group, Inc.(a)	3,570	38,592
Woodward, Inc.	3,186	305,920
		2,679,934
AIR FREIGHT & LOGISTICS - 0.4%
Forward Air Corp.	1,591	167,866
GXO Logistics, Inc.(a)	6,359	337,854
Hub Group, Inc., Class A(a)	1,900	143,260
		648,980
AUTOMOBILE COMPONENTS - 1.6%
Adient PLC(a)	5,124	189,280
American Axle & Manufacturing Holdings, Inc.(a)	6,850	48,977
Autoliv, Inc.	4,154	356,455
Dana, Inc.	7,151	105,763
Dorman Products, Inc.(a)	1,636	140,958
Fox Factory Holding Corp.(a)	2,359	261,542
Gentex Corp.	12,445	343,357
Gentherm, Inc.(a)	1,964	117,153
Goodyear Tire & Rubber Co. (The)(a)	15,773	168,298
LCI Industries	1,477	166,842
Lear Corp.	3,183	406,342
Patrick Industries, Inc.	1,379	94,641
Standard Motor Products, Inc.	1,160	41,772
Visteon Corp.(a)	1,552	217,885
XPEL, Inc.(a)	1,144	83,581
		2,742,846
AUTOMOBILES - 0.5%
Harley-Davidson, Inc.	11,302	419,304
Thor Industries, Inc.	2,890	228,368
Winnebago Industries, Inc.	1,898	110,350
		758,022
BANKS - 6.7%
Ameris Bancorp	3,582	119,997
	Shares	Value
Associated Banc-Corp	7,939	$ 141,552
Atlantic Union Bankshares Corp.	1,684	48,196
Axos Financial, Inc.(a)	2,829	115,055
Banc of California, Inc.	2,870	32,575
BancFirst Corp.	1,172	93,631
Bancorp, Inc. (The)(a)	3,176	101,346
Bank of Hawaii Corp.	2,122	102,768
Bank OZK	5,795	206,997
BankUnited, Inc.	4,314	97,281
Banner Corp.	1,745	87,110
Berkshire Hills Bancorp, Inc.	2,660	56,578
Brookline Bancorp, Inc.	6,100	58,194
Cadence Bank	9,945	201,088
Capitol Federal Financial, Inc.	6,050	37,510
Cathay General Bancorp	3,363	107,179
Central Pacific Financial Corp.	1,180	18,738
City Holding Co.	935	85,263
Columbia Banking System, Inc.	11,557	246,858
Commerce Bancshares, Inc.	5,730	320,020
Community Bank System, Inc.	2,540	126,898
Cullen/Frost Bankers, Inc.	3,395	374,299
Customers Bancorp, Inc.(a)	1,740	38,002
CVB Financial Corp.	7,440	111,377
Dime Community Bancshares, Inc., Class B	2,282	47,009
Eagle Bancorp, Inc.	1,440	36,144
East West Bancorp, Inc.	7,341	379,456
F.N.B. Corp.	20,435	234,594
FB Financial Corp.	2,273	66,894
First Bancorp	1,870	57,559
First BanCorp	11,462	134,678
First Commonwealth Financial Corp.	4,960	61,901
First Financial Bancorp	4,760	98,532
First Financial Bankshares, Inc.	6,616	193,584
First Hawaiian, Inc.	6,464	123,527
First Horizon Corp.	29,159	511,740
Fulton Financial Corp.	11,140	132,900
Glacier Bancorp, Inc.	5,777	191,970
Hancock Whitney Corp.	4,366	159,446
Hanmi Financial Corp.	1,901	30,720
Heritage Financial Corp.	1,430	25,182
Hilltop Holdings, Inc.	3,183	98,737
Home Bancshares, Inc.	9,688	210,908
HomeStreet, Inc.	1,010	9,858
Hope Bancorp, Inc.	8,372	76,185
Independent Bank Corp.	2,289	128,184
Independent Bank Group, Inc.	1,750	63,665
International Bancshares Corp.	2,972	126,815

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Lakeland Financial Corp.	1,600	$ 81,072
National Bank Holdings Corp., Class A	1,800	57,240
NBT Bancorp, Inc.	2,040	65,770
New York Community Bancorp, Inc.	37,350	399,271
Northfield Bancorp, Inc.	4,010	41,784
Northwest Bancshares, Inc.	4,090	47,812
OFG Bancorp	2,890	73,897
Old National Bancorp	16,416	220,139
Pacific Premier Bancorp, Inc.	4,668	103,816
PacWest Bancorp	6,950	70,543
Park National Corp.	782	84,706
Pathward Financial, Inc.	1,690	75,256
Pinnacle Financial Partners, Inc.	3,846	208,569
Preferred Bank	1,075	51,686
Prosperity Bancshares, Inc.	4,300	269,266
Provident Financial Services, Inc.	3,730	65,200
Renasant Corp.	3,230	90,828
S&T Bancorp, Inc.	1,690	46,526
Seacoast Banking Corp. of Florida	3,510	77,887
ServisFirst Bancshares, Inc.	2,709	136,804
Simmons First National Corp., Class A	6,574	109,852
Southside Bancshares, Inc.	1,884	59,779
SouthState Corp.	3,940	271,781
Stellar Bancorp, Inc.	3,905	89,581
Synovus Financial Corp.	7,962	245,230
Texas Capital Bancshares, Inc.(a)	2,350	118,088
Tompkins Financial Corp.	841	49,299
Triumph Financial, Inc.(a)	1,403	72,900
TrustCo Bank Corp. NY	800	23,872
Trustmark Corp.	3,420	81,704
UMB Financial Corp.	2,375	151,074
United Bankshares, Inc.	6,921	229,293
United Community Banks, Inc.	5,632	140,237
Valley National Bancorp	22,624	212,213
Veritex Holdings, Inc.	2,803	48,240
Washington Federal, Inc.	3,575	100,243
Webster Financial Corp.	9,160	341,668
Westamerica BanCorp	1,637	66,315
Wintrust Financial Corp.	3,373	230,612
WSFS Financial Corp.	3,095	108,851
		11,147,604
BEVERAGES - 0.3%
Celsius Holdings, Inc.(a)	2,280	217,900
Coca-Cola Consolidated, Inc.	255	150,312
National Beverage Corp.(a)	1,540	76,538
		444,750
	Shares	Value
BIOTECHNOLOGY - 1.7%
Anika Therapeutics, Inc.(a)	870	$ 22,324
Arcus Biosciences, Inc.(a)	3,030	54,086
Arrowhead Pharmaceuticals, Inc.(a)	5,857	207,396
Avid Bioservices, Inc.(a)	3,521	63,554
Catalyst Pharmaceuticals, Inc.(a)	5,390	85,809
Coherus Biosciences, Inc.(a)	4,740	34,270
Cytokinetics, Inc.(a)	5,120	191,488
Dynavax Technologies Corp.(a)	6,528	67,956
Emergent BioSolutions, Inc.(a)	3,000	26,490
Enanta Pharmaceuticals, Inc.(a)	1,266	45,006
Exelixis, Inc.(a)	17,599	322,062
Ironwood Pharmaceuticals, Inc.(a)	7,030	73,182
iTeos Therapeutics, Inc.(a)	1,460	20,060
Myriad Genetics, Inc.(a)	4,317	91,909
Neurocrine Biosciences, Inc.(a)	5,242	529,652
REGENXBIO, Inc.(a)	2,560	49,562
uniQure N.V.(a)	2,420	46,972
United Therapeutics Corp.(a)	2,507	576,936
Vanda Pharmaceuticals, Inc.(a)	3,970	24,376
Vericel Corp.(a)	2,720	85,707
Vir Biotechnology, Inc.(a)	4,180	105,127
Xencor, Inc.(a)	3,272	86,512
		2,810,436
BROADLINE RETAIL - 0.4%
Big Lots, Inc.	2,030	18,250
Kohl's Corp.	6,295	138,679
Macy's, Inc.	15,100	246,734
Nordstrom, Inc.	6,457	99,825
Ollie's Bargain Outlet Holdings, Inc.(a)	3,113	203,123
		706,611
BUILDING PRODUCTS - 3.0%
AAON, Inc.	2,332	228,536
Advanced Drainage Systems, Inc.	3,378	289,562
American Woodmark Corp.(a)	978	49,409
Apogee Enterprises, Inc.	1,260	53,626
AZZ, Inc.	1,435	54,143
Builders FirstSource, Inc.(a)	7,903	748,967
Carlisle Cos., Inc.	2,839	612,798
Fortune Brands Innovations, Inc.	6,492	419,967
Gibraltar Industries, Inc.(a)	1,780	89,071
Griffon Corp.	3,010	85,634
Insteel Industries, Inc.	960	26,429
Lennox International, Inc.	1,755	494,752
Masterbrand, Inc.(a)	3,150	25,421

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Owens Corning	4,947	$ 528,389
PGT Innovations, Inc.(a)	3,525	90,451
Quanex Building Products Corp.	2,025	38,678
Resideo Technologies, Inc.(a)	17,325	308,385
Simpson Manufacturing Co., Inc.	2,371	298,224
Trex Co., Inc.(a)	5,831	318,722
UFP Industries, Inc.	3,161	248,202
		5,009,366
CAPITAL MARKETS - 1.8%
Affiliated Managers Group, Inc.	2,162	312,150
Avantax, Inc.(a)	2,850	72,304
B. Riley Financial, Inc.	1,259	39,658
Brightsphere Investment Group, Inc.	2,520	56,902
Donnelley Financial Solutions, Inc.(a)	1,621	70,108
Evercore, Inc., Class A	2,095	238,977
Federated Hermes, Inc.	4,553	188,449
Interactive Brokers Group, Inc., Class A	5,620	437,517
Janus Henderson Group PLC	13,432	348,560
Jefferies Financial Group, Inc.	10,256	328,500
Piper Sandler Cos.	818	110,790
SEI Investments Co.	5,357	315,581
Stifel Financial Corp.	5,707	342,249
StoneX Group, Inc.(a)	1,094	107,289
Virtus Investment Partners, Inc.	439	79,990
WisdomTree, Inc.	6,910	43,118
		3,092,142
CHEMICALS - 2.6%
AdvanSix, Inc.	1,540	58,027
American Vanguard Corp.	1,350	25,988
Ashland, Inc.	2,877	292,332
Avient Corp.	4,516	173,911
Axalta Coating Systems Ltd.(a)	7,970	251,613
Balchem Corp.	1,856	243,878
Cabot Corp.	2,891	207,458
Chemours Co. (The)	7,953	231,194
FutureFuel Corp.	1,390	10,425
H.B. Fuller Co.	2,830	187,261
Hawkins, Inc.	978	39,453
Ingevity Corp.(a)	2,122	152,232
Innospec, Inc.	1,468	149,193
Koppers Holdings, Inc.	1,350	44,294
Livent Corp.(a)	9,666	211,202
Minerals Technologies, Inc.	2,068	122,550
NewMarket Corp.	358	143,057
Olin Corp.	6,605	365,917
Quaker Chemical Corp.	726	135,493
	Shares	Value
Rayonier Advanced Materials, Inc.(a)	3,773	$ 20,525
RPM International, Inc.	6,883	564,612
Scotts Miracle-Gro Co. (The)	2,324	155,266
Sensient Technologies Corp.	2,565	190,990
Stepan Co.	1,390	128,158
Trinseo PLC	2,010	36,421
Westlake Corp.	2,018	229,608
		4,371,058
COMMERCIAL SERVICES & SUPPLIES - 1.5%
ABM Industries, Inc.	3,503	149,158
Brady Corp., Class A	2,690	137,271
Brink's Co. (The)	2,779	174,660
Clean Harbors, Inc.(a)	2,847	413,271
Corecivic, Inc.(a)	6,577	57,812
Deluxe Corp.	2,730	41,359
Geo Group, Inc. (The)(a)	7,434	55,978
Harsco Corp.(a)	5,250	36,068
Healthcare Services Group, Inc.	4,472	69,808
HNI Corp.	2,470	64,171
Interface, Inc.	3,860	30,262
KAR Auction Services, Inc.(a)	5,891	79,764
Liquidity Services, Inc.(a)	1,830	23,918
Matthews International Corp., Class A	2,160	81,799
MillerKnoll, Inc.	4,278	72,769
MSA Safety, Inc.	2,094	271,696
Pitney Bowes, Inc.	11,310	39,698
Stericycle, Inc.(a)	4,863	221,996
Tetra Tech, Inc.	2,885	399,197
UniFirst Corp.	878	143,711
Viad Corp.(a)	1,420	27,023
		2,591,389
COMMUNICATIONS EQUIPMENT - 0.9%
ADTRAN Holdings, Inc.	4,010	36,571
Calix, Inc.(a)	3,065	140,070
Ciena Corp.(a)	8,020	369,241
Clearfield, Inc.(a)	752	32,847
Comtech Telecommunications Corp.	1,710	17,699
Digi International, Inc.(a)	2,020	60,923
Extreme Networks, Inc.(a)	6,896	122,611
Harmonic, Inc.(a)	5,853	82,469
Lumentum Holdings, Inc.(a)	3,603	173,845
NETGEAR, Inc.(a)	1,810	25,575
NetScout Systems, Inc.(a)	3,590	97,684
Viasat, Inc.(a)	4,110	143,973
Viavi Solutions, Inc.(a)	14,010	125,530
		1,429,038

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
CONSTRUCTION & ENGINEERING - 1.8%
AECOM	7,250	$ 602,112
Arcosa, Inc.	2,708	182,898
Comfort Systems USA, Inc.	1,979	295,841
Dycom Industries, Inc.(a)	1,677	155,324
EMCOR Group, Inc.	2,616	447,336
Fluor Corp.(a)	7,455	216,642
Granite Construction, Inc.	2,480	94,562
MasTec, Inc.(a)	3,127	277,709
MDU Resources Group, Inc.	10,521	307,424
MYR Group, Inc.(a)	912	116,727
Valmont Industries, Inc.	1,136	330,076
		3,026,651
CONSTRUCTION MATERIALS - 0.2%
Eagle Materials, Inc.	2,029	300,718
CONSUMER FINANCE - 0.6%
Bread Financial Holdings, Inc.	2,530	69,828
Encore Capital Group, Inc.(a)	1,715	88,117
Enova International, Inc.(a)	1,908	83,799
EZCORP, Inc., Class A(a)	3,780	32,546
FirstCash Holdings, Inc.	2,198	226,460
Green Dot Corp., Class A(a)	3,060	52,601
LendingTree, Inc.(a)	892	21,256
Navient Corp.	5,911	97,768
PRA Group, Inc.(a)	2,420	87,773
PROG Holdings, Inc.(a)	2,970	89,783
SLM Corp.	13,630	204,723
World Acceptance Corp.(a)	243	24,519
		1,079,173
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.2%
Andersons, Inc. (The)	2,005	89,623
BJ's Wholesale Club Holdings, Inc.(a)	7,473	570,713
Chefs' Warehouse, Inc. (The)(a)	2,222	73,904
Grocery Outlet Holding Corp.(a)	5,084	151,402
PriceSmart, Inc.	1,755	129,308
SpartanNash Co.	2,424	59,436
Sprouts Farmers Market, Inc.(a)	10,077	349,269
United Natural Foods, Inc.(a)	3,380	92,173
US Foods Holding Corp.(a)	14,924	573,082
		2,088,910
CONTAINERS & PACKAGING - 0.7%
AptarGroup, Inc.	3,362	398,431
Greif, Inc., Class A	1,684	105,738
Myers Industries, Inc.	1,870	35,437
O-I Glass, Inc.(a)	8,295	186,389
	Shares	Value
Silgan Holdings, Inc.	4,371	$ 215,315
Sonoco Products Co.	5,120	310,374
		1,251,684
DIVERSIFIED CONSUMER SERVICES - 1.2%
Adtalem Global Education, Inc.(a)	2,720	110,350
Frontdoor, Inc.(a)	10,420	285,091
Graham Holdings Co., Class B	236	135,835
Grand Canyon Education, Inc.(a)	1,906	226,242
H&R Block, Inc.	8,685	294,508
Mister Car Wash, Inc.(a)	6,790	59,888
Perdoceo Education Corp.(a)	4,920	63,862
Service Corp. International	8,560	600,826
Strategic Education, Inc.	1,461	128,568
Stride, Inc.(a)	2,607	111,997
		2,017,167
DIVERSIFIED REAL ESTATE INVESTMENT TRUSTS - 0.3%
Alexander & Baldwin, Inc.	4,923	94,669
American Assets Trust, Inc.	3,540	64,428
Armada Hoffler Properties, Inc.	4,940	57,897
Essential Properties Realty Trust, Inc.	7,880	195,030
Global Net Lease, Inc.	5,720	64,407
		476,431
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
ATN International, Inc.	686	24,813
Cogent Communications Holdings, Inc.	2,643	182,473
Consolidated Communications Holdings, Inc.(a)	6,340	24,536
Frontier Communications Parent, Inc.(a)	12,136	273,545
Iridium Communications, Inc.	6,743	427,978
		933,345
ELECTRIC UTILITIES - 1.1%
ALLETE, Inc.	3,080	192,130
Hawaiian Electric Industries, Inc.	5,902	231,417
IDACORP, Inc.	2,773	308,136
OGE Energy Corp.	11,565	434,150
Otter Tail Corp.	2,399	172,608
PNM Resources, Inc.	4,875	234,634
Portland General Electric Co.	5,100	258,162
		1,831,237
ELECTRICAL EQUIPMENT - 1.5%
Acuity Brands, Inc.	1,702	267,861
Encore Wire Corp.	972	151,953
EnerSys	2,311	191,743
Hubbell, Inc.	2,851	767,831

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
nVent Electric PLC	8,532	$ 357,747
Powell Industries, Inc.	490	19,629
Regal Rexnord Corp.	3,498	455,300
SunPower Corp.(a)	4,613	60,984
Sunrun, Inc.(a)	11,480	241,539
Vicor Corp.(a)	1,334	57,322
		2,571,909
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.2%
Advanced Energy Industries, Inc.	2,199	190,213
Arlo Technologies, Inc.(a)	5,581	35,942
Arrow Electronics, Inc.(a)	3,125	357,594
Avnet, Inc.	8,980	370,515
Badger Meter, Inc.	2,885	381,772
Belden, Inc.	2,485	196,042
Benchmark Electronics, Inc.	7,042	150,347
Cognex Corp.	9,162	436,936
Coherent Corp.(a)	7,522	256,801
CTS Corp.	1,880	73,715
ePlus, Inc.(a)	1,520	66,181
Fabrinet (a)	2,079	197,401
FARO Technologies, Inc.(a)	1,130	26,385
Insight Enterprises, Inc.(a)	3,081	372,647
IPG Photonics Corp.(a)	1,784	205,124
Itron, Inc.(a)	5,875	313,725
Jabil, Inc.	7,121	556,506
Knowles Corp.(a)	5,710	96,385
Littelfuse, Inc.	1,311	317,577
Methode Electronics, Inc.	2,090	85,669
National Instruments Corp.	6,945	404,407
Novanta, Inc.(a)	3,006	459,437
OSI Systems, Inc.(a)	996	112,508
PC Connection, Inc.	730	29,397
Plexus Corp.(a)	3,629	317,429
Rogers Corp.(a)	1,047	168,515
Sanmina Corp.(a)	3,050	159,393
ScanSource, Inc.(a)	1,530	41,845
TD SYNNEX Corp.	2,581	229,812
TTM Technologies, Inc.(a)	6,480	76,529
Vishay Intertechnology, Inc.	6,180	131,572
Vontier Corp.	8,415	228,299
		7,046,620
ENERGY EQUIPMENT & SERVICES - 1.0%
Archrock, Inc.	7,289	75,004
Bristow Group, Inc.(a)	1,290	28,857
ChampionX Corp.	10,626	287,752
	Shares	Value
Core Laboratories N.V.	2,630	$ 59,201
DMC Global, Inc.(a)	1,040	19,698
Dril-Quip, Inc.(a)	1,791	48,858
Helix Energy Solutions Group, Inc.(a)	7,737	56,093
Helmerich & Payne, Inc.	5,058	167,723
Nabors Industries Ltd.(a)	501	49,970
NOV, Inc.	21,160	354,430
Oceaneering International, Inc.(a)	5,418	96,061
Oil States International, Inc.(a)	4,840	34,074
Patterson-UTI Energy, Inc.	11,846	132,557
ProPetro Holding Corp.(a)	6,670	46,290
RPC, Inc.	5,720	42,271
U.S. Silica Holdings, Inc.(a)	4,270	55,723
Valaris Ltd.(a)	3,151	189,060
		1,743,622
ENTERTAINMENT - 0.2%
Cinemark Holdings, Inc.(a)	6,029	101,770
Marcus Corp. (The)	1,710	29,959
World Wrestling Entertainment, Inc., Class A	2,489	266,746
		398,475
FINANCIAL SERVICES - 1.5%
Essent Group Ltd.	5,723	243,056
Euronet Worldwide, Inc.(a)	2,665	295,122
EVERTEC, Inc.	3,561	123,531
MGIC Investment Corp.	15,990	237,771
Mr. Cooper Group, Inc.(a)	3,800	175,940
NMI Holdings, Inc., Class A(a)	4,529	105,979
Payoneer Global, Inc.(a)	11,244	61,392
Radian Group, Inc.	4,831	117,248
Voya Financial, Inc.	5,256	401,979
Walker & Dunlop, Inc.	2,021	136,034
Western Union Co. (The)	21,251	232,274
WEX, Inc.(a)	2,398	425,285
		2,555,611
FOOD PRODUCTS - 1.8%
B&G Foods, Inc.	4,180	67,047
Calavo Growers, Inc.	1,040	33,238
Cal-Maine Foods, Inc.	2,241	106,448
Darling Ingredients, Inc.(a)	8,692	517,783
Flowers Foods, Inc.	11,375	312,926
Fresh Del Monte Produce, Inc.	2,440	70,052
Hain Celestial Group, Inc. (The)(a)	4,952	88,789
Hostess Brands, Inc.(a)	7,660	197,322
Ingredion, Inc.	3,579	379,982

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
J & J Snack Foods Corp.	950	$ 145,540
John B. Sanfilippo & Son, Inc.	597	62,058
Lancaster Colony Corp.	1,106	231,287
Pilgrim's Pride Corp.(a)	3,410	77,782
Post Holdings, Inc.(a)	3,117	282,057
Seneca Foods Corp., Class A(a)	496	23,610
Simply Good Foods Co. (The)(a)	4,622	168,102
Tootsie Roll Industries, Inc.	1,539	62,914
TreeHouse Foods, Inc.(a)	2,910	154,958
		2,981,895
GAS UTILITIES - 1.0%
Chesapeake Utilities Corp.	1,139	140,667
National Fuel Gas Co.	4,650	259,935
New Jersey Resources Corp.	5,204	268,735
Northwest Natural Holding Co.	1,790	84,058
ONE Gas, Inc.	2,906	223,617
Southwest Gas Holdings, Inc.	3,535	197,960
Spire, Inc.	2,710	183,548
UGI Corp.	11,324	383,657
		1,742,177
GROUND TRANSPORTATION - 1.7%
ArcBest Corp.	1,386	130,838
Avis Budget Group, Inc.(a)	1,355	239,388
Heartland Express, Inc.	2,983	43,194
Hertz Global Holdings, Inc.(a)	7,216	120,363
Knight-Swift Transportation Holdings, Inc.	8,612	485,028
Landstar System, Inc.	2,015	354,700
Marten Transport Ltd.	4,069	82,153
RXO, Inc.(a)	6,353	114,926
Ryder System, Inc.	4,785	378,781
Saia, Inc.(a)	1,432	426,407
Werner Enterprises, Inc.	3,400	153,578
XPO, Inc.(a)	5,473	241,797
		2,771,153
HEALTH CARE EQUIPMENT & SUPPLIES - 3.9%
AngioDynamics, Inc.(a)	2,440	20,301
Artivion, Inc.(a)	2,660	36,894
Avanos Medical, Inc.(a)	2,830	83,598
CONMED Corp.	1,846	231,802
Cutera, Inc.(a)	1,135	25,878
Embecta Corp.	3,186	88,412
Enovis Corp.(a)	2,703	157,450
Envista Holdings Corp.(a)	8,983	345,756
Glaukos Corp.(a)	2,805	133,266
Globus Medical, Inc., Class A(a)	4,252	247,211
	Shares	Value
Haemonetics Corp.(a)	2,878	$ 240,917
Heska Corp.(a)	603	70,648
ICU Medical, Inc.(a)	1,190	225,077
Inari Medical, Inc.(a)	2,811	186,707
Inogen, Inc.(a)	1,300	17,303
Integer Holdings Corp.(a)	2,086	171,782
Integra LifeSciences Holdings Corp.(a)	4,011	221,889
Lantheus Holdings, Inc.(a)	3,725	318,301
LeMaitre Vascular, Inc.	1,310	70,740
LivaNova PLC(a)	2,890	138,431
Masimo Corp.(a)	2,659	502,923
Merit Medical Systems, Inc.(a)	5,256	427,260
Mesa Laboratories, Inc.	308	51,285
Neogen Corp.(a)	11,578	199,373
NuVasive, Inc.(a)	2,940	126,538
Omnicell, Inc.(a)	2,757	167,543
OraSure Technologies, Inc.(a)	3,830	26,044
Orthofix Medical, Inc.(a)	1,110	20,901
Penumbra, Inc.(a)	2,070	588,128
QuidelOrtho Corp.(a)	2,932	263,733
Shockwave Medical, Inc.(a)	1,958	568,133
STAAR Surgical Co.(a)	5,136	361,934
Tandem Diabetes Care, Inc.(a)	3,510	138,926
Varex Imaging Corp.(a)	2,360	41,866
Zynex, Inc.(a)	1,703	19,482
		6,536,432
HEALTH CARE PROVIDERS & SERVICES - 2.4%
Acadia Healthcare Co., Inc.(a)	5,052	365,209
AdaptHealth Corp.(a)	4,790	56,905
Addus HomeCare Corp.(a)	1,054	86,154
Agiliti, Inc.(a)	1,960	32,771
Amedisys, Inc.(a)	1,983	159,235
AMN Healthcare Services, Inc.(a)	2,505	216,307
Apollo Medical Holdings, Inc.(a)	2,320	82,337
Chemed Corp.	811	447,064
CorVel Corp.(a)	554	111,925
Cross Country Healthcare, Inc.(a)	2,190	48,136
Encompass Health Corp.	5,590	358,598
Enhabit, Inc.(a)	2,905	35,586
Ensign Group, Inc. (The)	3,173	308,067
Fulgent Genetics, Inc.(a)	1,320	39,032
HealthEquity, Inc.(a)	4,618	246,832
ModivCare, Inc.(a)	904	57,494
NeoGenomics, Inc.(a)	6,936	101,404
Option Care Health, Inc.(a)	9,030	290,314
Owens & Minor, Inc.(a)	4,565	70,940

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Patterson Cos., Inc.	4,983	$ 135,089
Pediatrix Medical Group, Inc.(a)	4,520	64,772
Progyny, Inc.(a)	4,166	138,478
R1 RCM, Inc.(a)	7,822	121,945
RadNet, Inc.(a)	3,160	87,406
Select Medical Holdings Corp.	5,951	181,506
U.S. Physical Therapy, Inc.	848	90,278
		3,933,784
HEALTH CARE REAL ESTATE INVESTMENT TRUSTS - 0.4%
CareTrust REIT, Inc.	5,808	113,198
LTC Properties, Inc.	2,760	92,322
Omega Healthcare Investors, Inc.	13,281	355,399
Sabra Health Care REIT, Inc.	12,749	145,339
		706,258
HEALTH CARE TECHNOLOGY - 0.2%
Certara, Inc.(a)	4,944	119,497
Computer Programs and Systems, Inc.(a)	890	23,033
HealthStream, Inc.	1,710	42,134
NextGen Healthcare, Inc.(a)	4,090	68,467
Simulations Plus, Inc.	1,100	45,925
Veradigm, Inc.(a)	5,968	74,540
		373,596
HOTEL & RESORT REAL ESTATE INVESTMENT TRUSTS - 0.4%
Chatham Lodging Trust	2,050	20,992
DiamondRock Hospitality Co.	13,625	110,499
Park Hotels & Resorts, Inc.	13,367	161,072
Pebblebrook Hotel Trust	8,031	114,281
Service Properties Trust	8,860	77,702
Summit Hotel Properties, Inc.	8,030	51,713
Sunstone Hotel Investors, Inc.	10,730	102,257
Xenia Hotels & Resorts, Inc.	6,695	84,759
		723,275
HOTELS, RESTAURANTS & LEISURE - 2.0%
Aramark	13,315	462,031
Brinker International, Inc.(a)	2,790	111,377
Choice Hotels International, Inc.	2,065	263,329
Dine Brands Global, Inc.	1,651	107,199
El Pollo Loco Holdings, Inc.	2,780	25,910
Hilton Grand Vacations, Inc.(a)	4,213	180,316
Jack in the Box, Inc.	1,427	132,269
Marriott Vacations Worldwide Corp.	2,665	358,602
Papa John's International, Inc.	2,397	179,272
Sabre Corp.(a)	18,980	75,920
	Shares	Value
Shake Shack, Inc., Class A(a)	2,590	$ 141,958
Six Flags Entertainment Corp.(a)	4,770	115,768
Travel + Leisure Co.	5,477	209,605
Wendy's Co. (The)	11,410	252,161
Wingstop, Inc.	1,676	335,384
Wyndham Hotels & Resorts, Inc.	5,570	379,985
		3,331,086
HOUSEHOLD DURABLES - 2.4%
Cavco Industries, Inc.(a)	420	126,092
Century Communities, Inc.	1,818	122,424
Ethan Allen Interiors, Inc.	1,520	42,454
Green Brick Partners, Inc.(a)	1,830	68,204
Helen of Troy Ltd.(a)	3,421	343,263
Installed Building Products, Inc.	1,378	171,244
iRobot Corp.(a)	1,685	66,271
KB Home	4,546	199,206
La-Z-Boy, Inc.	2,770	79,582
Leggett & Platt, Inc.	12,620	407,752
LGI Homes, Inc.(a)	1,289	153,133
M.D.C Holdings, Inc.	3,328	136,348
M/I Homes, Inc.(a)	1,710	115,664
Meritage Homes Corp.	2,231	285,680
Sonos, Inc.(a)	6,940	146,712
Taylor Morrison Home Corp.(a)	5,848	251,990
Tempur Sealy International, Inc.	9,491	355,628
Toll Brothers, Inc.	5,692	363,776
TopBuild Corp.(a)	1,735	391,208
Tri Pointe Homes, Inc.(a)	5,596	160,493
		3,987,124
HOUSEHOLD PRODUCTS - 0.2%
Central Garden & Pet Co.(a)	490	18,052
Central Garden & Pet Co., Class A(a)	2,790	98,571
Energizer Holdings, Inc.	3,903	130,477
WD-40 Co.	783	149,083
		396,183
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.1%
Ormat Technologies, Inc.	2,847	244,301
INDUSTRIAL REAL ESTATE INVESTMENT TRUSTS - 1.0%
EastGroup Properties, Inc.	2,615	435,554
First Industrial Realty Trust, Inc.	8,252	432,982
Innovative Industrial Properties, Inc.	1,747	119,757

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
LXP Industrial Trust	15,915	$ 149,601
Rexford Industrial Realty, Inc.	10,410	580,566
		1,718,460
INSURANCE - 3.7%
Ambac Financial Group, Inc.(a)	2,690	42,906
American Equity Investment Life Holding Co.	3,892	149,998
American Financial Group, Inc.	3,780	463,919
AMERISAFE, Inc.	1,127	62,718
Assured Guaranty Ltd.	3,150	169,690
Brighthouse Financial, Inc.(a)	3,510	155,142
CNO Financial Group, Inc.	7,111	159,571
Employers Holdings, Inc.	1,580	62,552
First American Financial Corp.	5,610	323,192
Genworth Financial, Inc., Class A(a)	28,500	165,585
Hanover Insurance Group, Inc. (The)	2,245	268,412
HCI Group, Inc.	457	23,152
Horace Mann Educators Corp.	2,500	78,200
James River Group Holdings Ltd.	2,340	45,560
Kemper Corp.	3,372	164,048
Kinsale Capital Group, Inc.	1,173	383,231
Mercury General Corp.	1,810	55,042
Old Republic International Corp.	15,176	383,498
Palomar Holdings, Inc.(a)	1,501	75,440
Primerica, Inc.	2,101	383,454
ProAssurance Corp.	3,130	56,215
Reinsurance Group of America, Inc.	3,639	517,902
RenaissanceRe Holdings Ltd.	2,418	520,861
RLI Corp.	2,317	322,179
Safety Insurance Group, Inc.	979	71,555
Selective Insurance Group, Inc.	3,271	315,095
SiriusPoint Ltd.(a)	6,324	54,956
Stewart Information Services Corp.	1,812	75,470
Trupanion, Inc.(a)	2,094	73,520
United Fire Group, Inc.	1,440	38,736
Universal Insurance Holdings, Inc.	2,360	36,391
Unum Group	10,377	437,909
		6,136,099
INTERACTIVE MEDIA & SERVICES - 0.4%
Cars.com, Inc.(a)	3,584	70,139
QuinStreet, Inc.(a)	3,500	38,885
Shutterstock, Inc.	1,557	104,319
TripAdvisor, Inc.(a)	5,943	105,369
Yelp, Inc.(a)	3,839	114,863
Ziff Davis, Inc.(a)	2,878	210,497
		644,072
	Shares	Value
IT SERVICES - 0.2%
Kyndryl Holdings, Inc.(a)	11,138	$ 161,056
Perficient, Inc.(a)	2,149	139,513
		300,569
LEISURE PRODUCTS - 1.1%
Brunswick Corp.	3,865	327,713
Mattel, Inc.(a)	19,352	348,336
Polaris, Inc.	2,918	317,041
Sturm Ruger & Co., Inc.	1,010	58,136
Topgolf Callaway Brands Corp.(a)	15,498	343,591
Vista Outdoor, Inc.(a)	3,304	79,626
YETI Holdings, Inc.(a)	8,620	340,059
		1,814,502
LIFE SCIENCES TOOLS & SERVICES - 1.0%
Azenta, Inc.(a)	3,767	163,827
BioLife Solutions, Inc.(a)	1,960	34,418
Bruker Corp.	5,420	428,885
Medpace Holdings, Inc.(a)	1,416	283,398
Repligen Corp.(a)	2,806	425,474
Sotera Health Co.(a)	5,467	91,681
Syneos Health, Inc.(a)	5,490	215,537
		1,643,220
MACHINERY - 4.7%
3D Systems Corp.(a)	7,050	64,578
AGCO Corp.	3,260	404,044
Alamo Group, Inc.	533	94,197
Albany International Corp., Class A	1,947	177,586
Astec Industries, Inc.	1,240	51,187
Barnes Group, Inc.	2,840	119,365
Chart Industries, Inc.(a)	2,322	309,058
CIRCOR International, Inc.(a)	1,050	29,232
Crane Co.(a)	2,873	207,057
Crane NXT Co.	2,873	136,065
Donaldson Co., Inc.	6,006	381,681
Enerpac Tool Group Corp.	3,220	76,507
EnPro Industries, Inc.	1,223	115,292
Esab Corp.	2,903	169,419
ESCO Technologies, Inc.	1,449	135,583
Federal Signal Corp.	3,225	165,701
Flowserve Corp.	6,807	227,286
Franklin Electric Co., Inc.	2,293	205,155
Graco, Inc.	8,466	671,269
Greenbrier Cos., Inc. (The)	1,971	52,133
Hillenbrand, Inc.	3,572	162,955

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
ITT, Inc.	4,182	$ 353,128
John Bean Technologies Corp.	1,801	195,787
Kennametal, Inc.	3,900	101,244
Lincoln Electric Holdings, Inc.	3,031	508,602
Lindsay Corp.	629	75,945
Middleby Corp. (The)(a)	2,864	403,480
Mueller Industries, Inc.	2,979	214,041
Oshkosh Corp.	3,350	256,342
Proto Labs, Inc.(a)	1,568	45,111
SPX Technologies, Inc.(a)	2,567	163,467
Standex International Corp.	669	82,160
Tennant Co.	986	75,350
Terex Corp.	3,501	156,110
Timken Co. (The)	3,434	263,903
Titan International, Inc.(a)	3,580	34,941
Toro Co. (The)	5,511	574,577
Trinity Industries, Inc.	4,331	103,727
Wabash National Corp.	2,810	72,133
Watts Water Technologies, Inc., Class A	1,476	238,714
		7,874,112
MARINE TRANSPORTATION - 0.2%
Kirby Corp.(a)	3,090	221,986
Matson, Inc.	2,243	152,591
		374,577
MEDIA - 1.0%
AMC Networks, Inc., Class A(a)	1,770	31,311
Cable One, Inc.	286	216,905
EW Scripps Co. (The), Class A(a)	4,230	35,659
Gannett Co., Inc.(a)	9,232	17,541
John Wiley & Sons, Inc., Class A	2,570	99,125
New York Times Co. (The), Class A	8,946	355,603
Nexstar Media Group, Inc.	2,220	385,059
Scholastic Corp.	1,711	65,822
TechTarget, Inc.(a)	1,873	63,851
TEGNA, Inc.	18,600	318,060
Thryv Holdings, Inc.(a)	2,106	47,301
		1,636,237
METALS & MINING - 2.4%
Alcoa Corp.	9,495	352,644
Arconic Corp.(a)	5,353	132,487
ATI, Inc.(a)	6,784	261,998
Carpenter Technology Corp.	2,544	134,171
Century Aluminum Co.(a)	3,330	28,605
Cleveland-Cliffs, Inc.(a)	27,815	427,795
Commercial Metals Co.	6,035	281,774
	Shares	Value
Compass Minerals International, Inc.	2,013	$ 65,886
Haynes International, Inc.	630	29,616
Kaiser Aluminum Corp.	988	64,931
Materion Corp.	1,143	123,798
MP Materials Corp.(a)	5,064	109,737
Olympic Steel, Inc.	610	28,408
Reliance Steel & Aluminum Co.	3,108	770,162
Royal Gold, Inc.	4,731	626,574
SunCoke Energy, Inc.	6,340	49,325
TimkenSteel Corp.(a)	2,495	41,766
Tredegar Corp.	2,040	19,135
United States Steel Corp.	12,173	278,518
Warrior Met Coal, Inc.	2,800	96,796
Worthington Industries, Inc.	1,732	102,864
		4,026,990
MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 0.7%
Annaly Capital Management, Inc.	25,714	513,766
Apollo Commercial Real Estate Finance, Inc.	9,200	93,104
Armour Residential REIT, Inc.	3,580	18,258
Ellington Financial, Inc.	2,800	35,756
Franklin BSP Realty Trust, Inc.	3,716	46,933
Invesco Mortgage Capital, Inc.	1,447	15,353
KKR Real Estate Finance Trust, Inc.	3,250	34,905
New York Mortgage Trust, Inc.	5,642	58,000
Pennymac Mortgage Investment Trust	5,780	71,845
Ready Capital Corp.	4,730	50,753
Redwood Trust, Inc.	7,420	46,598
Starwood Property Trust, Inc.	4,353	77,875
Two Harbors Investment Corp.	4,867	67,797
		1,130,943
MULTI-UTILITIES - 0.4%
Avista Corp.	3,990	175,839
Black Hills Corp.	3,460	225,903
NorthWestern Corp.	3,080	180,550
Unitil Corp.	925	51,421
		633,713
OFFICE REAL ESTATE INVESTMENT TRUSTS - 0.8%
Brandywine Realty Trust	27,490	108,036
Corporate Office Properties Trust	13,220	302,606
Douglas Emmett, Inc.	11,259	145,016
Easterly Government Properties, Inc.	5,040	70,913
Highwoods Properties, Inc.	6,990	160,211
Hudson Pacific Properties, Inc.	9,340	51,930
JBG Smith Properties	7,110	101,460

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Kilroy Realty Corp.	5,990	$ 175,147
Office Properties Income Trust	3,047	19,866
Orion Office REIT, Inc.	3,380	20,753
SL Green Realty Corp.	3,610	85,449
Vornado Realty Trust	6,510	97,715
		1,339,102
OIL, GAS & CONSUMABLE FUELS - 2.9%
Antero Midstream Corp.	19,287	207,528
Antero Resources Corp.(a)	14,953	343,769
Callon Petroleum Co.(a)	2,855	94,615
Chord Energy Corp.	2,333	332,056
Civitas Resources, Inc.	2,790	192,650
CNX Resources Corp.(a)	9,353	145,252
Comstock Resources, Inc.	5,170	59,455
CONSOL Energy, Inc.	1,884	111,797
CVR Energy, Inc.	1,679	44,225
Dorian LPG Ltd.	1,830	40,663
DT Midstream, Inc.	5,010	246,843
Equitrans Midstream Corp.	24,280	125,042
Green Plains, Inc.(a)	3,219	109,993
HF Sinclair Corp.	7,258	320,150
Matador Resources Co.	6,045	296,386
Murphy Oil Corp.	7,700	282,667
Northern Oil and Gas, Inc.	3,420	113,441
Par Pacific Holdings, Inc.(a)	3,136	73,476
PBF Energy, Inc., Class A	6,181	215,470
PDC Energy, Inc.	4,940	321,347
Range Resources Corp.	13,021	344,405
Ranger Oil Corp., Class A	1,237	50,964
REX American Resources Corp.(a)	830	23,481
SM Energy Co.	6,590	185,047
Southwestern Energy Co.(a)	61,200	317,628
Talos Energy, Inc.(a)	3,810	51,930
Vital Energy, Inc.(a)	1,052	48,950
World Fuel Services Corp.	3,267	77,232
		4,776,462
PAPER & FOREST PRODUCTS - 0.2%
Clearwater Paper Corp.(a)	980	35,378
Louisiana-Pacific Corp.	3,773	225,399
Mercer International, Inc.	3,670	35,709
Sylvamo Corp.	1,920	87,975
		384,461
PASSENGER AIRLINES - 0.3%
Allegiant Travel Co.(a)	1,139	118,353
Hawaiian Holdings, Inc.(a)	3,750	31,238
	Shares	Value
JetBlue Airways Corp.(a)	20,350	$ 145,299
SkyWest, Inc.(a)	2,884	81,617
Sun Country Airlines Holdings, Inc.(a)	2,350	46,366
		422,873
PERSONAL CARE PRODUCTS - 0.8%
BellRing Brands, Inc.(a)	7,269	261,611
Coty, Inc., Class A(a)	19,814	235,192
Edgewell Personal Care Co.	2,983	130,268
elf Beauty, Inc.(a)	2,841	263,531
Inter Parfums, Inc.	1,025	155,585
Medifast, Inc.	671	61,497
Nu Skin Enterprises, Inc., Class A	2,850	112,461
USANA Health Sciences, Inc.(a)	707	46,924
		1,267,069
PHARMACEUTICALS - 0.9%
Amphastar Pharmaceuticals, Inc.(a)	2,550	91,213
Cara Therapeutics, Inc.(a)	2,880	12,096
Collegium Pharmaceutical, Inc.(a)	2,110	49,100
Harmony Biosciences Holdings, Inc.(a)	1,869	60,257
Innoviva, Inc.(a)	4,480	52,550
Jazz Pharmaceuticals PLC(a)	3,456	485,464
Ligand Pharmaceuticals, Inc.(a)	989	75,510
Pacira BioSciences, Inc.(a)	2,600	117,806
Perrigo Co. PLC	7,426	276,173
Phibro Animal Health Corp., Class A	1,400	21,784
Prestige Consumer Healthcare, Inc.(a)	2,840	174,745
Supernus Pharmaceuticals, Inc.(a)	3,160	116,478
		1,533,176
PROFESSIONAL SERVICES - 3.2%
ASGN, Inc.(a)	5,013	358,881
CACI International, Inc., Class A(a)	1,314	411,702
Concentrix Corp.	2,464	237,801
CSG Systems International, Inc.	1,900	100,092
ExlService Holdings, Inc.(a)	1,845	329,111
Exponent, Inc.	2,920	268,786
Forrester Research, Inc.(a)	780	24,133
FTI Consulting, Inc.(a)	1,904	343,672
Genpact Ltd.	9,011	401,440
Heidrick & Struggles International, Inc.	1,020	25,612
Insperity, Inc.	2,058	252,023
KBR, Inc.	7,456	422,979
Kelly Services, Inc., Class A	12,010	197,084
Korn Ferry	3,080	147,902
ManpowerGroup, Inc.	4,973	376,506
Maximus, Inc.	3,295	275,627

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
NV5 Global, Inc.(a)	754	$ 71,426
Paylocity Holding Corp.(a)	2,271	438,961
Resources Connection, Inc.	2,150	31,368
Science Applications International Corp.	3,025	308,641
TrueBlue, Inc.(a)	10,932	165,620
TTEC Holdings, Inc.	1,281	43,644
Verra Mobility Corp.(a)	3,918	66,410
		5,299,421
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
Anywhere Real Estate, Inc.(a)	28,780	183,329
Cushman & Wakefield PLC(a)	6,470	63,729
Douglas Elliman, Inc.	2,230	7,114
Jones Lang LaSalle, Inc.(a)	4,021	559,080
Marcus & Millichap, Inc.	1,880	59,164
RE/MAX Holdings, Inc., Class A	930	17,958
St Joe Co. (The)	2,435	100,078
		990,452
RESIDENTIAL REAL ESTATE INVESTMENT TRUSTS - 0.5%
Apartment Income REIT Corp.	9,258	342,361
Centerspace	1,516	85,472
Elme Communities	5,140	88,562
Independence Realty Trust, Inc.	12,600	209,790
NexPoint Residential Trust, Inc.	2,060	88,436
Veris Residential, Inc.(a)	4,646	75,962
		890,583
RETAIL REAL ESTATE INVESTMENT TRUSTS - 1.6%
Acadia Realty Trust	5,897	79,668
Agree Realty Corp.	5,186	352,596
Brixmor Property Group, Inc.	18,832	401,687
Getty Realty Corp.	2,470	82,325
Kite Realty Group Trust	12,926	267,827
Macerich Co. (The)	12,789	127,762
National Retail Properties, Inc.	11,045	480,458
Retail Opportunity Investments Corp.	8,910	116,097
RPT Realty	4,060	37,758
Saul Centers, Inc.	1,102	39,705
SITE Centers Corp.	11,131	137,357
Spirit Realty Capital, Inc.	8,290	318,833
Tanger Factory Outlet Centers, Inc.	6,055	118,739
Urban Edge Properties	6,590	96,675
Urstadt Biddle Properties, Inc., Class A	2,370	40,811
Whitestone REIT	1,040	9,308
		2,707,606
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
Allegro MicroSystems, Inc.(a)	3,274	117,111
	Shares	Value
Alpha & Omega Semiconductor Ltd.(a)	1,300	$ 31,044
Amkor Technology, Inc.	5,147	115,138
Axcelis Technologies, Inc.(a)	1,787	211,402
CEVA, Inc.(a)	1,400	35,182
Cirrus Logic, Inc.(a)	4,666	400,296
Cohu, Inc.(a)	2,700	91,368
Diodes, Inc.(a)	2,521	200,924
FormFactor, Inc.(a)	3,952	107,929
Ichor Holdings Ltd.(a)	1,700	47,345
Kulicke & Soffa Industries, Inc.	3,018	143,838
Lattice Semiconductor Corp.(a)	7,275	579,817
MACOM Technology Solutions Holdings, Inc.(a)	3,035	177,062
MaxLinear, Inc.(a)	3,734	90,101
MKS Instruments, Inc.	2,982	250,100
Onto Innovation, Inc.(a)	2,745	222,290
PDF Solutions, Inc.(a)	1,850	66,693
Photronics, Inc.(a)	3,500	50,610
Power Integrations, Inc.	3,021	219,868
Rambus, Inc.(a)	5,634	249,812
Semtech Corp.(a)	3,481	67,845
Silicon Laboratories, Inc.(a)	1,715	238,900
SiTime Corp.(a)	871	94,477
SMART Global Holdings, Inc.(a)	2,820	43,484
Synaptics, Inc.(a)	2,226	197,135
Ultra Clean Holdings, Inc.(a)	2,670	76,202
Universal Display Corp.	3,567	476,052
Veeco Instruments, Inc.(a)	3,049	56,163
Wolfspeed, Inc.(a)	6,662	310,116
		4,968,304
SOFTWARE - 2.4%
8x8, Inc.(a)	7,020	20,147
A10 Networks, Inc.	3,800	53,732
ACI Worldwide, Inc.(a)	6,207	157,223
Adeia, Inc.	7,949	60,730
Alarm.com Holdings, Inc.(a)	2,790	133,055
Aspen Technology, Inc.(a)	1,598	282,846
Blackbaud, Inc.(a)	2,610	181,016
Cerence, Inc.(a)	2,290	58,509
CommVault Systems, Inc.(a)	2,646	154,182
Consensus Cloud Solution, Inc.(a)	1,172	43,751
Digital Trubine, Inc.(a)	5,209	61,102
DoubleVerify Holdings, Inc.(a)	4,260	125,329
Dynatrace, Inc.(a)	11,757	497,086
Ebix, Inc.	1,630	26,504
Envestnet, Inc.(a)	3,032	192,168
InterDigital, Inc.	1,609	108,994

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
LivePerson, Inc.(a)	4,190	$ 19,400
LiveRamp Holdings, Inc.(a)	3,529	85,014
Manhattan Associates, Inc.(a)	3,357	556,188
NCR Corp.(a)	7,740	172,525
OneSpan, Inc.(a)	2,560	37,734
Progress Software Corp.	2,750	150,920
Qualys, Inc.(a)	1,978	223,395
SPS Commerce, Inc.(a)	2,009	295,926
Teradata Corp.(a)	5,584	216,157
Xperi, Inc.(a)	2,495	23,678
		3,937,311
SPECIALIZED REAL ESTATE INVESTMENT TRUSTS - 1.8%
CubeSmart	11,708	532,597
EPR Properties	4,350	182,526
Four Corners Property Trust, Inc.	5,596	142,754
Lamar Advertising Co., Class A	4,906	518,466
Life Storage, Inc.	4,695	630,914
National Storage Affiliates Trust	5,228	201,539
Outfront Media, Inc.	8,400	139,944
PotlatchDeltic Corp.	4,590	212,196
Rayonier, Inc.	8,244	258,532
Safehold, Inc.	2,623	72,710
Uniti Group, Inc.	15,294	52,305
		2,944,483
SPECIALTY RETAIL - 3.9%
Aaron's Co., Inc. (The)	2,165	28,903
Abercrombie & Fitch Co., Class A(a)	2,980	70,149
Academy Sports & Outdoors, Inc.	4,327	274,851
American Eagle Outfitters, Inc.	9,910	132,695
America's Car-Mart, Inc.(a)	471	37,864
Asbury Automotive Group, Inc.(a)	1,253	242,405
AutoNation, Inc.(a)	2,066	272,092
Boot Barn Holdings, Inc.(a)	1,812	131,316
Buckle, Inc. (The)	2,055	68,904
Caleres, Inc.	2,285	52,098
Chico's FAS, Inc.(a)	8,030	40,471
Children's Place, Inc. (The)(a)	887	26,291
Designer Brands, Inc., Class A	3,640	29,812
Dick's Sporting Goods, Inc.	3,263	473,168
Five Below, Inc.(a)	3,031	598,198
Foot Locker, Inc.	4,385	184,126
GameStop Corp., Class A(a)	13,656	263,424
Gap, Inc. (The)	12,475	119,760
Genesco, Inc.(a)	935	32,407
Group 1 Automotive, Inc.	1,623	364,331
Guess?, Inc.	2,710	51,083
	Shares	Value
Haverty Furniture Cos., Inc.	1,000	$ 30,140
Hibbett, Inc.	3,823	207,704
Leslie's, Inc.(a)	8,617	93,494
Lithia Motors, Inc.	1,559	344,368
MarineMax, Inc.(a)	1,487	43,301
Monro, Inc.	2,082	101,768
National Vision Holdings, Inc.(a)	4,530	95,311
ODP Corp. (The)(a)	2,418	104,482
PetMed Express, Inc.	1,470	22,594
RH (a)	1,093	278,857
Sally Beauty Holdings, Inc.(a)	6,182	87,970
Shoe Carnival, Inc.	1,370	31,853
Signet Jewelers Ltd.	2,684	197,489
Sleep Number Corp.(a)	1,423	32,089
Sonic Automotive, Inc., Class A	1,346	59,924
Upbound Group, Inc.	3,060	81,580
Urban Outfitters, Inc.(a)	3,548	96,009
Valvoline, Inc.	9,366	323,595
Victoria's Secret & Co.(a)	4,450	137,994
Williams-Sonoma, Inc.	5,050	611,252
Zumiez, Inc.(a)	1,170	20,457
		6,496,579
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.3%
Avid Technology, Inc.(a)	2,020	59,610
Corsair Gaming, Inc.(a)	2,360	41,111
Super Micro Computer, Inc.(a)	2,568	270,745
Xerox Holdings Corp.	4,997	78,303
		449,769
TEXTILES, APPAREL & LUXURY GOODS - 2.0%
Capri Holdings Ltd.(a)	6,838	283,777
Carter's, Inc.	2,431	169,611
Columbia Sportswear Co.	2,324	194,147
Crocs, Inc.(a)	3,336	412,563
Deckers Outdoor Corp.(a)	1,772	849,390
G-III Apparel Group Ltd.(a)	2,890	45,373
Hanesbrands, Inc.	25,947	135,962
Kontoor Brands, Inc.	2,850	128,734
Movado Group, Inc.	1,806	46,270
Oxford Industries, Inc.	873	90,085
PVH Corp.	3,426	293,985
Skechers USA, Inc., Class A(a)	7,264	386,372
Steven Madden Ltd.	3,892	136,376
Under Armour, Inc., Class A(a)	13,750	121,963
Under Armour, Inc., Class C(a)	6,490	52,180
Wolverine World Wide, Inc.	4,373	73,204
		3,419,992

See notes to financial statements.

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — April 30, 2023
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 1.3%
Applied Industrial Technologies, Inc.	2,152	$ 291,940
Boise Cascade Co.	2,289	156,362
DXP Enterprises, Inc.(a)	1,150	28,980
GATX Corp.	2,088	237,844
GMS, Inc.(a)	2,345	136,151
MSC Industrial Direct Co., Inc., Class A	2,699	244,880
NOW, Inc.(a)	5,970	63,700
Univar Solutions, Inc.(a)	8,551	303,560
Veritiv Corp.	746	85,693
Watsco, Inc.	1,791	620,367
		2,169,477
WATER UTILITIES - 0.7%
American States Water Co.	2,258	200,397
California Water Service Group	3,146	176,428
Essential Utilities, Inc.	12,921	551,727
Middlesex Water Co.	1,122	81,883
SJW Group	1,779	135,062
		1,145,497
WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Gogo, Inc.(a)	3,880	52,031
Shenandoah Telecommunications Co.	2,630	54,730
Telephone and Data Systems, Inc.	6,230	62,300
		169,061
TOTAL COMMON STOCKS (COST $166,327,250)		166,726,165
RIGHTS - 0.0%
BIOTECHNOLOGY - 0.0%
Omniab, Inc.(a)(b)(c)	734	—
Progenics Pharmaceuticals, Inc.(a)(b)(c)	7,180	—
		—
TOTAL RIGHTS (COST $—)		—
	Shares	Value
MONEY MARKET FUND - 0.3%
Northern Institutional Treasury Portfolio (Premier Class), 4.56%(d)	543,836	$ 543,836
TOTAL MONEY MARKET FUND (COST $543,836)		543,836
TOTAL INVESTMENTS (COST $166,871,086) - 100.0%		167,270,001

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%		6,083
NET ASSETS - 100.0%		$ 167,276,084

(a)	Represents non-income producing security.
(b)	Security is a Level 3 investment.
(c)	Amounts designated as ‘‘—’’ are $0 or have been rounded to $0.
(d)	7-day current yield as of April 30, 2023 is disclosed.

N.V. — Naamloze Vennootschap
PLC — Public Limited Company
REIT — Real Estate Investment Trust

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2023

	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund	Steward Global Equity Income Fund
Assets:
Investments, at value (cost $57,198,236, $68,605,036 and $338,938,573, respectively)	$ 58,000,064	$ 70,383,160	$351,945,628
Cash	—	121,884	—
Cash held at broker	—	60,428,754	—
Interest and dividend receivable	61,526	238,395	1,997,535
Receivable for investments sold	15,225	874,153	—
Receivable for capital shares issued	167,783	139,566	189,334
Reclaims receivable	—	—	94,759
Prepaid expenses and other assets	6,413	3,668	13,988
Total assets	58,251,011	132,189,580	354,241,244
Liabilities:
Payable for investments purchased	—	622,896	149,547
Payable for capital shares redeemed	221,791	565,471	104,098
Short positions at fair value (proceeds $0, $56,697,724 and $0, respectively)	—	54,489,907	—
Written options at fair value (premiums received $1,324,091, $0 and $0, respectively)	2,386,941	—	—
Accrued expenses and other payables:
Investment advisory fees	11,652	63,325	180,265
Administration fees	3,380	4,749	21,632
Distribution fees - Class A	300	1,382	9,970
Distribution fees - Class C	2,227	—	1,406
Dividends on short sales	—	6,970	—
Sub-accounting service fees - Class A	145	52	686
Sub-accounting service fees - Class C	86	—	110
Sub-accounting service fees - Institutional Class	749	10,241	20,781
Fund accounting and sub-administration fees	10,667	10,666	29,473
Transfer agent fees	5,000	1,250	5,000
Custodian fees	7,182	2,930	10,277
Directors fees	9	3	13
Printing fees	502	934	3,332
Professional fees	7,960	13,156	55,534
Other accrued liabilities	6,344	8,932	13,964
Total liabilities	2,664,935	55,802,864	606,088
Net Assets	$ 55,586,076	$ 76,386,716	$353,635,156
Composition of Net Assets:
Capital (par value and paid-in surplus)	58,621,378	72,558,797	343,619,664
Total distributable earnings/(accumulated deficit)	(3,035,302)	3,827,919	10,015,492
Net Assets	$ 55,586,076	$ 76,386,716	$353,635,156
Class A
Net Assets	$ 735,312	$ 6,605,029	$ 18,217,273
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	98,444	237,576	632,143
Net asset value, offering and redemption price per share(a)	$ 7.47	$ 27.80	$ 28.82
Class C
Net Assets	$ 1,100,440	—	$ 1,060,719
Shares authorized	15,000,000	—	15,000,000
Shares issued and outstanding ($0.001 par value)	148,210	—	34,835
Net asset value, offering and redemption price per share(a)	$ 7.42	—	$ 30.45
Class R6
Net Assets	$ 3,260	—	$ 315,552
Shares authorized	16,000,000	—	16,000,000
Shares issued and outstanding ($0.001 par value)	433	—	11,781
Net asset value, offering and redemption price per share(a)	$ 7.53	—	$ 26.79
Institutional Class
Net Assets	$ 53,747,064	$ 69,781,687	$334,041,612
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	7,113,036	2,500,138	11,573,623
Net asset value, offering and redemption price per share(a)	$ 7.56	$ 27.91	$ 28.86
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2023

	Steward International Enhanced Index Fund	Steward Large Cap Core Fund	Steward Large Cap Growth Fund
Assets:
Investments, at value (cost $211,241,438, $78,358,767 and $73,815,325, respectively)	$214,208,958	$ 78,964,218	$ 75,086,031
Interest and dividend receivable	891,013	28,542	12,608
Receivable for investments sold	66,828	190,816	646,440
Receivable for capital shares issued	108,997	23,663	33,630
Reclaims receivable	184,307	—	—
Prepaid expenses and other assets	9,922	3,410	4,901
Total assets	215,470,025	79,210,649	75,783,610
Liabilities:
Payable for investments purchased	—	297,325	736,828
Payable for capital shares redeemed	44,721	14,756	120,251
Accrued expenses and other payables:
Investment advisory fees	64,921	10,554	3,235
Administration fees	13,340	4,820	4,543
Distribution fees - Class A	909	455	291
Dividends on short sales	—	—	—
Sub-accounting service fees - Class A	415	52	32
Sub-accounting service fees - Institutional Class	10,289	2,306	3,168
Fund accounting and sub-administration fees	18,941	10,667	10,666
Transfer agent fees	5,000	1,250	1,250
Custodian fees	5,382	2,540	2,498
Directors fees	2	—	13
Printing fees	1,901	721	761
Professional fees	33,946	12,545	11,854
Other accrued liabilities	5,452	4,373	6,210
Total liabilities	205,219	362,364	901,600
Net Assets	$215,264,806	$ 78,848,285	$ 74,882,010
Composition of Net Assets:
Capital (par value and paid-in surplus)	211,311,915	88,226,647	80,167,352
Total distributable earnings/(accumulated deficit)	3,952,891	(9,378,362)	(5,285,342)
Net Assets	$215,264,806	$ 78,848,285	$ 74,882,010
Class A
Net Assets	$ 4,058,299	$ 490,405	$ 326,003
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	183,738	22,860	15,801
Net asset value, offering and redemption price per share(a)	$ 22.09	$ 21.45	$ 20.63
Class C
Net Assets	$ 4,608	—	—
Shares authorized	15,000,000	—	—
Shares issued and outstanding ($0.001 par value)	258	—	—
Net asset value, offering and redemption price per share(a)	$ 17.86	—	—
Class R6
Net Assets	$ 548,152	—	—
Shares authorized	16,000,000	—	—
Shares issued and outstanding ($0.001 par value)	29,930	—	—
Net asset value, offering and redemption price per share(a)	$ 18.31	—	—
Institutional Class
Net Assets	$210,653,747	$ 78,357,880	$ 74,556,007
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	9,526,972	3,644,098	3,604,587
Net asset value, offering and redemption price per share(a)	$ 22.11	$ 21.50	$ 20.68
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2023

	Steward Large Cap Value Fund	Steward Select Bond Fund	Steward Small Cap Growth Fund
Assets:
Investments, at value (cost $62,735,169, $170,167,481 and $31,799,761, respectively)	$ 63,330,791	$155,505,968	$ 24,995,221
Interest and dividend receivable	39,974	1,233,779	828
Receivable for investments sold	715,490	—	—
Receivable for capital shares issued	21,549	175,421	10,361
Receivable from Adviser	—	—	86
Prepaid expenses and other assets	3,686	8,985	1,701
Total assets	64,111,490	156,924,153	25,008,197
Liabilities:
Payable for investments purchased	789,468	—	—
Payable for when-issued securities	—	1,500,000	—
Payable for capital shares redeemed	14,115	177,175	6,416
Accrued expenses and other payables:
Investment advisory fees	8,523	39,791	—
Administration fees	3,875	9,474	1,552
Distribution fees - Class A	465	1,595	175
Distribution fees - Class C	—	267	—
Dividends on short sales	—	—	—
Sub-accounting service fees - Class A	54	172	20
Sub-accounting service fees - Institutional Class	1,703	4,916	24
Fund accounting and sub-administration fees	10,666	13,632	10,667
Transfer agent fees	1,250	5,000	1,250
Custodian fees	2,318	3,876	951
Directors fees	—	6	—
Printing fees	560	1,379	220
Professional fees	9,993	24,845	4,043
Other accrued liabilities	3,633	5,538	3,043
Total liabilities	846,623	1,787,666	28,361
Net Assets	$ 63,264,867	$155,136,487	$ 24,979,836
Composition of Net Assets:
Capital (par value and paid-in surplus)	68,727,617	172,655,774	36,137,814
Total accumulated deficit	(5,462,750)	(17,519,287)	(11,157,978)
Net Assets	$ 63,264,867	$155,136,487	$ 24,979,836
Class A
Net Assets	$ 639,762	$ 2,739,929	$ 170,341
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	28,279	123,410	9,979
Net asset value, offering and redemption price per share(a)	$ 22.62	$ 22.20	$ 17.07
Class C
Net Assets	—	$ 129,479	—
Shares authorized	—	13,000,000	—
Shares issued and outstanding ($0.001 par value)	—	5,158	—
Net asset value, offering and redemption price per share(a)	—	$ 25.10	—
Class R6
Net Assets	—	$ 924	—
Shares authorized	—	16,000,000	—
Shares issued and outstanding ($0.001 par value)	—	38	—
Net asset value, offering and redemption price per share(a)	—	$ 24.69	—
Institutional Class
Net Assets	$ 62,625,105	$152,266,155	$ 24,809,495
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	2,760,292	6,895,633	1,448,487
Net asset value, offering and redemption price per share(a)	$ 22.69	$ 22.08	$ 17.13
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES — April 30, 2023

	Steward Values-Focused Large Cap Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Assets:
Investments, at value (cost $195,301,900 and $166,871,086, respectively)	$210,312,626	$167,270,001
Interest and dividend receivable	158,501	67,004
Receivable for investments sold	—	51,000
Receivable for capital shares issued	67,494	115,037
Prepaid expenses and other assets	13,359	10,317
Total assets	210,551,980	167,513,359
Liabilities:
Payable for capital shares redeemed	174,541	108,745
Accrued expenses and other payables:
Investment advisory fees	37,180	30,510
Administration fees	12,970	10,643
Distribution fees - Class A	1,739	12,640
Distribution fees - Class C	161	—
Dividends on short sales	—	—
Sub-accounting service fees - Class A	—	646
Sub-accounting service fees - Class C	2	—
Sub-accounting service fees - Institutional Class	8,441	8,546
Fund accounting and sub-administration fees	18,534	15,976
Transfer agent fees	5,000	5,000
Custodian fees	6,207	8,886
Printing fees	1,907	1,547
Professional fees	33,841	27,644
Other accrued liabilities	10,555	6,492
Total liabilities	311,078	237,275
Net Assets	$210,240,902	$167,276,084
Composition of Net Assets:
Capital (par value and paid-in surplus)	190,821,691	162,572,080
Total distributable earnings	19,419,211	4,704,004
Net Assets	$210,240,902	$167,276,084
Class A
Net Assets	$ 9,707,356	$ 41,713,158
Shares authorized	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	357,000	3,801,478
Net asset value, offering and redemption price per share(a)	$ 27.19	$ 10.97
Class C
Net Assets	$ 36,308	$ 11,468
Shares authorized	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	1,722	1,207
Net asset value, offering and redemption price per share(a)	$ 21.08	$ 9.50
Class R6
Net Assets	$ 538,218	$ 311,227
Shares authorized	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	24,485	31,402
Net asset value, offering and redemption price per share(a)	$ 21.98	$ 9.91
Institutional Class
Net Assets	$199,959,020	$125,240,231
Shares authorized	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	7,376,855	11,080,131
Net asset value, offering and redemption price per share(a)	$ 27.11	$ 11.30
Amounts designated as "—" are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and shares outstanding.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2023

	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund	Steward Global Equity Income Fund
Investment Income:
Dividends (net of foreign witholding tax of $363, $581 and $1,031,351, respectively)	$ 765,013	$ 1,257,648	$ 12,376,534
Rebates on short sales, net of fees	—	918,227	—
Total investment income	765,013	2,175,875	12,376,534
Expenses:
Dividends on securities sold short	—	310,270	—
Investment advisory fees	247,172	595,498	1,930,165
Administration fees	29,661	44,662	231,620
Distribution fees - Class A	1,248	3,091	45,960
Distribution fees - Class C	6,139	—	8,529
Sub-accounting services fees - Class A	709	644	18,138
Sub-accounting services fees - Class C	755	—	1,032
Sub-accounting services fees - Institutional Class	40,564	82,348	314,551
Fund accounting and sub-administration fees	64,000	64,000	162,794
Transfer agent fees	30,000	7,500	30,000
Custodian fees	54,701	15,283	56,160
Registration fees	62,472	52,277	71,227
Directors fees	8,638	13,101	78,040
Professional fees	16,294	24,860	121,235
Printing fees	4,625	2,935	35,356
Chief compliance officer fees	6,569	9,155	53,470
Miscellaneous fees	30,997	38,155	57,859
Total expenses	604,544	1,263,779	3,216,136
Fees waived/reimbursed by the Adviser	(201,684)	—	—
Net expenses	402,860	1,263,779	3,216,136
Net investment income/(loss)	362,153	912,096	9,160,398
Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency translations	(3,188,114)	(2,530,200)	994,975
Net realized gains on investment securities sold short	—	2,033,696	—
Net realized gains on options transactions	3,867,068	—	—
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	2,831,063	3,807,562	(15,847,203)
Change in unrealized depreciation on investment securities sold short	—	(1,799,464)	—
Change in unrealized depreciation on options transactions	(1,067,116)	—	—
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	2,442,901	1,511,594	(14,852,228)
Change in net assets resulting from operations	$ 2,805,054	$ 2,423,690	$ (5,691,830)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2023

	Steward International Enhanced Index Fund	Steward Large Cap Core Fund	Steward Large Cap Growth Fund
Investment Income:
Dividends (net of foreign witholding tax of $1,011,599, $0 and $0, respectively)	$ 7,313,522	$ 1,262,036	$ 760,261
Non-cash dividend income	630,430	—	—
Total investment income	7,943,952	1,262,036	760,261
Expenses:
Investment advisory fees	736,199	360,811	292,233
Administration fees	151,273	54,122	43,835
Distribution fees - Class A	11,896	1,122	677
Distribution fees - Class C	4	—	—
Sub-accounting services fees - Class A	5,935	571	335
Sub-accounting services fees - Institutional Class	226,200	90,248	72,278
Fund accounting and sub-administration fees	110,332	64,000	64,000
Transfer agent fees	30,000	7,500	7,500
Custodian fees	31,761	14,369	13,577
Registration fees	62,458	34,102	39,048
Directors fees	51,734	18,279	14,204
Professional fees	76,505	27,684	23,796
Printing fees	19,569	4,453	3,321
Chief compliance officer fees	34,451	11,386	9,006
Miscellaneous fees	39,077	25,937	26,581
Total expenses	1,587,394	714,584	610,391
Fees waived/reimbursed by the Adviser	—	(172,245)	(171,362)
Net expenses	1,587,394	542,339	439,029
Net investment income/(loss)	6,356,558	719,697	321,232
Realized and Unrealized Gain/(Loss):
Net realized losses from investment transactions and foreign currency translations	(2,177,640)	(8,237,346)	(4,705,393)
Change in unrealized appreciation on investment transactions and foreign currency translations	3,162,701	8,539,843	7,265,881
Net realized and unrealized gains from investment transactions, foreign currency translations and options transactions	985,061	302,497	2,560,488
Change in net assets resulting from operations	$ 7,341,619	$ 1,022,194	$ 2,881,720
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2023

	Steward Large Cap Value Fund	Steward Select Bond Fund	Steward Small Cap Growth Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $0 and $1,537, respectively)	$ 1,437,394	$ —	$ 122,065
Interest	—	3,625,325	—
Total investment income	1,437,394	3,625,325	122,065
Expenses:
Investment advisory fees	300,516	458,490	184,652
Administration fees	45,078	109,165	18,465
Distribution fees - Class A	1,284	7,326	434
Distribution fees - Class C	—	337	—
Sub-accounting services fees - Class A	616	2,073	203
Sub-accounting services fees - Class C	—	30	—
Sub-accounting services fees - Institutional Class	77,989	149,920	32,375
Fund accounting and sub-administration fees	64,000	79,251	64,000
Transfer agent fees	7,500	30,000	7,500
Custodian fees	14,675	23,771	6,508
Registration fees	33,821	56,800	32,982
Directors fees	15,488	37,037	6,829
Professional fees	22,721	56,780	9,058
Printing fees	3,370	14,231	247
Chief compliance officer fees	9,491	26,122	3,978
Miscellaneous fees	24,183	38,196	20,540
Total expenses	620,732	1,089,529	387,771
Fees waived/reimbursed by the Adviser	(168,673)	—	(141,135)
Net expenses	452,059	1,089,529	246,636
Net investment income/(loss)	985,335	2,535,796	(124,571)
Realized and Unrealized Gain/(Loss):
Net realized losses from investment transactions and foreign currency translations	(5,211,896)	(899,152)	(3,995,248)
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency translations	4,793,248	(1,572,441)	1,749,574
Net realized and unrealized losses from investment transactions, foreign currency translations and options transactions	(418,648)	(2,471,593)	(2,245,674)
Change in net assets resulting from operations	$ 566,687	$ 64,203	$ (2,370,245)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF OPERATIONS — For the year ended April 30, 2023

	Steward Values-Focused Large Cap Enhanced Index Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Investment Income:
Dividends (net of foreign witholding tax of $812 and $0, respectively)	$ 3,520,663	$ 2,786,490
Total investment income	3,520,663	2,786,490
Expenses:
Investment advisory fees	449,019	370,915
Administration fees	156,635	129,389
Distribution fees - Class A	25,714	111,898
Distribution fees - Class C	191	4
Sub-accounting services fees - Class A	7,876	17,568
Sub-accounting services fees - Class C	28	9
Sub-accounting services fees - Institutional Class	189,308	135,839
Fund accounting and sub-administration fees	111,200	93,623
Transfer agent fees	30,000	30,000
Custodian fees	35,029	46,606
Registration fees	63,291	60,903
Directors fees	54,778	45,740
Professional fees	78,336	64,246
Printing fees	21,360	18,322
Chief compliance officer fees	38,835	30,868
Miscellaneous fees	44,988	38,700
Total expenses	1,306,588	1,194,630
Net investment income/(loss)	2,214,075	1,591,860
Realized and Unrealized Gain/(Loss):
Net realized gains from investment transactions and foreign currency translations	4,083,513	7,414,786
Change in unrealized depreciation on investment transactions and foreign currency translations	(3,004,991)	(10,868,601)
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	1,078,522	(3,453,815)
Change in net assets resulting from operations	$ 3,292,597	$ (1,861,955)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD COVERED CALL INCOME FUND

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 362,153	$ 128,317
Net realized gain from investment transactions, foreign currency translations and option transactions	678,954	7,133,592
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translations and options	1,763,947	(5,569,649)
Change in net assets resulting from operations	2,805,054	1,692,260
Distributions to shareholders from:
Class A	(56,618)	(3,005)
Class C	(89,182)	(46,169)
Class R6	(270)	(210)
Institutional Class	(3,816,896)	(3,185,783)
Total distributions to shareholders	(3,962,966)	(3,235,167)
Capital Transactions:
Class A
Proceeds from shares issued	686,384	111,974
Dividends reinvested	49,870	3,005
Cost of shares redeemed	(93,512)	(23,578)
Change in Class A from capital transactions	642,742	91,401
Class C
Proceeds from shares issued	1,035,762	137,055
Dividends reinvested	79,732	46,169
Cost of shares redeemed	(168,756)	(131,769)
Change in Class C from capital transactions	946,738	51,455
Class R6
Proceeds from shares issued	9,538	1,000
Dividends reinvested	270	210
Cost of shares redeemed	(7,644)	—
Change in Class R6 from capital transactions	2,164	1,210
Institutional Class
Proceeds from shares issued	34,812,569	15,293,238
Dividends reinvested	3,814,339	3,179,417
Cost of shares redeemed	(6,722,340)	(30,218,252)
Change in Institutional Class from capital transactions	31,904,568	(11,745,597)
Change in net assets from capital transactions	33,496,212	(11,601,531)
Change in net assets	32,338,300	(13,144,438)
Net Assets:
Beginning of period	23,247,776	36,392,214
End of period	$ 55,586,076	$ 23,247,776
Shares Transactions:
Class A
Issued	91,587	13,227
Reinvested	7,166	357
Redeemed	(12,287)	(2,714)
Change in Class A	86,466	10,870
Class C
Issued	134,303	13,659
Reinvested	11,535	5,441
Redeemed	(23,607)	(12,832)
Change in Class C	122,231	6,268
Class R6
Issued	1,307	92
Reinvested	39	25
Redeemed	(1,031)	—
Change in Class R6	315	117
Institutional Class
Issued	4,561,986	1,762,737
Reinvested	541,088	371,223
Redeemed	(906,744)	(2,866,461)
Change in Institutional Class	4,196,330	(732,501)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD EQUITY MARKET NEUTRAL FUND

	For the Year Ended April 30, 2023	For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income (loss)	$ 912,096	$ (179,956)
Net realized loss from investment transactions and investment securities sold short	(496,504)	(540,721)
Net change in unrealized appreciation on investments and foreign currency translations	2,008,098	1,977,843
Change in net assets resulting from operations	2,423,690	1,257,166
Distributions to shareholders from:
Class A	(247)	—
Institutional Class	(34,579)	—
Total distributions to shareholders	(34,826)	—
Capital Transactions:
Class A
Proceeds from shares issued	6,460,557	513,222
Dividends reinvested	233	—
Cost of shares redeemed	(343,041)	(163,334)
Change in Class A from capital transactions	6,117,749	349,888
Institutional Class
Proceeds from shares issued	92,799,986	26,355,294
Dividends reinvested	34,384	—
Cost of shares redeemed	(51,377,738)	(1,538,877)
Change in Institutional Class from capital transactions	41,456,632	24,816,417
Change in net assets from capital transactions	47,574,381	25,166,305
Change in net assets	49,963,245	26,423,471
Net Assets:
Beginning of period	26,423,471	—
End of period	$ 76,386,716	$ 26,423,471
Shares Transactions:
Class A
Issued	237,256	19,199
Reinvested	8	—
Redeemed	(12,606)	(6,281)
Change in Class A	224,658	12,918
Institutional Class
Issued	3,399,392	1,042,669
Reinvested	1,211	—
Redeemed	(1,884,059)	(59,075)
Change in Institutional Class	1,516,544	983,594
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD GLOBAL EQUITY INCOME FUND

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 9,160,398	$ 5,413,141
Net realized gain from investment transactions and foreign currency translations	994,975	41,099,633
Net change in unrealized depreciation on investments and foreign currency translations	(15,847,203)	(45,042,441)
Change in net assets resulting from operations	(5,691,830)	1,470,333
Distributions to shareholders from:
Class A	(1,475,672)	(3,150,494)
Class C	(57,537)	(131,145)
Class R6	(28,044)	(42,415)
Institutional Class	(24,729,430)	(40,510,185)
Total distributions to shareholders	(26,290,683)	(43,834,239)
Capital Transactions:
Class A
Proceeds from shares issued	3,684,843	7,749,742
Dividends reinvested	1,410,324	2,913,423
Cost of shares redeemed	(4,170,337)	(36,136,421)
Change in Class A from capital transactions	924,830	(25,473,256)
Class C
Proceeds from shares issued	552,451	158,085
Dividends reinvested	57,421	131,145
Cost of shares redeemed	(276,670)	(3,293,521)
Change in Class C from capital transactions	333,202	(3,004,291)
Class R6
Proceeds from shares issued	115,141	118,012
Dividends reinvested	28,044	42,415
Cost of shares redeemed	(102,931)	(45,860)
Change in Class R6 from capital transactions	40,254	114,567
Institutional Class
Proceeds from shares issued	122,855,572	104,631,017
Dividends reinvested	24,429,485	40,331,603
Cost of shares redeemed	(58,574,889)	(123,465,165)
Change in Institutional Class from capital transactions	88,710,168	21,497,455
Change in net assets from capital transactions	90,008,454	(6,865,525)
Change in net assets	58,025,941	(49,229,431)
Net Assets:
Beginning of period	295,609,215	344,838,646
End of period	$ 353,635,156	$ 295,609,215
Shares Transactions:
Class A
Issued	123,140	208,536
Reinvested	49,918	86,344
Redeemed	(141,159)	(961,381)
Change in Class A	31,899	(666,501)
Class C
Issued	17,708	4,147
Reinvested	1,928	3,693
Redeemed	(8,723)	(83,087)
Change in Class C	10,913	(75,247)
Class R6
Issued	4,129	3,464
Reinvested	1,069	1,349
Redeemed	(3,704)	(1,295)
Change in Class R6	1,494	3,518
Institutional Class
Issued	4,142,378	2,858,776
Reinvested	865,480	1,196,827
Redeemed	(1,971,848)	(3,349,955)
Change in Institutional Class	3,036,010	705,648
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD INTERNATIONAL ENHANCED INDEX FUND

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 6,356,558	$ 4,634,993
Net realized gain/(loss) from investment transactions and foreign currency translations	(2,177,640)	5,893,363
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	3,162,701	(28,658,785)
Change in net assets resulting from operations	7,341,619	(18,130,429)
Distributions to shareholders from:
Class A	(129,669)	(275,412)
Class C	(34)	(45)
Class R6	(20,531)	(32,211)
Institutional Class	(5,594,084)	(8,297,705)
Total distributions to shareholders	(5,744,318)	(8,605,373)
Capital Transactions:
Class A
Proceeds from shares issued	874,364	1,377,181
Dividends reinvested	123,347	265,254
Cost of shares redeemed	(2,082,557)	(4,501,594)
Change in Class A from capital transactions	(1,084,846)	(2,859,159)
Class C
Proceeds from shares issued	3,503	1,000
Dividends reinvested	34	45
Change in Class C from capital transactions	3,537	1,045
Class R6
Proceeds from shares issued	80,779	180,045
Dividends reinvested	20,531	32,211
Cost of shares redeemed	(159,803)	(160,512)
Change in Class R6 from capital transactions	(58,493)	51,744
Institutional Class
Proceeds from shares issued	47,527,411	73,833,932
Dividends reinvested	5,486,189	8,202,279
Cost of shares redeemed	(45,740,969)	(25,552,480)
Change in Institutional Class from capital transactions	7,272,631	56,483,731
Change in net assets from capital transactions	6,132,829	53,677,361
Change in net assets	7,730,130	26,941,559
Net Assets:
Beginning of period	207,534,676	180,593,117
End of period	$ 215,264,806	$ 207,534,676
Shares Transactions:
Class A
Issued	40,648	55,918
Reinvested	6,073	11,204
Redeemed	(97,812)	(183,225)
Change in Class A	(51,091)	(116,103)
Class C
Issued	206	47
Reinvested	2	2
Change in Class C	208	49
Class R6
Issued	4,665	8,553
Reinvested	1,222	1,635
Redeemed	(9,006)	(7,515)
Change in Class R6	(3,119)	2,673
Institutional Class
Issued	2,267,039	2,984,321
Reinvested	270,123	348,082
Redeemed	(2,190,590)	(1,037,869)
Change in Institutional Class	346,572	2,294,534
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD LARGE CAP CORE FUND

	For the Year Ended April 30, 2023	For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 719,697	$ 204,228
Net realized loss from investment transactions and foreign currency translations	(8,237,346)	(1,943,247)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	8,539,843	(7,934,392)
Change in net assets resulting from operations	1,022,194	(9,673,411)
Distributions to shareholders from:
Class A	(3,836)	(1)
Institutional Class	(662,370)	(60,583)
Total distributions to shareholders	(666,206)	(60,584)
Capital Transactions:
Class A
Proceeds from shares issued	231,370	2,338,319
Dividends reinvested	3,707	1
Cost of shares redeemed	(63,848)	(1,939,631)
Change in Class A from capital transactions	171,229	398,689
Institutional Class
Proceeds from shares issued	16,852,345	83,086,361
Dividends reinvested	649,762	60,583
Cost of shares redeemed	(8,981,324)	(4,011,353)
Change in Institutional Class from capital transactions	8,520,783	79,135,591
Change in net assets from capital transactions	8,692,012	79,534,280
Change in net assets	9,048,000	69,800,285
Net Assets:
Beginning of period	69,800,285	—
End of period	$ 78,848,285	$ 69,800,285
Shares Transactions:
Class A
Issued	11,165	104,568
Reinvested	180	—
Redeemed	(3,009)	(90,044)
Change in Class A	8,336	14,524
Institutional Class
Issued	815,971	3,388,850
Reinvested	31,511	2,477
Redeemed	(426,708)	(168,003)
Change in Institutional Class	420,774	3,223,324
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD LARGE CAP GROWTH FUND

	For the Year Ended April 30, 2023	For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 321,232	$ 29,475
Net realized loss from investment transactions and foreign currency translations	(4,705,393)	(1,950,529)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	7,265,881	(5,995,175)
Change in net assets resulting from operations	2,881,720	(7,916,229)
Distributions to shareholders from:
Class A	(819)	—
Institutional Class	(229,264)	(20,782)
Total distributions to shareholders	(230,083)	(20,782)
Capital Transactions:
Class A
Proceeds from shares issued	155,802	205,150
Dividends reinvested	789	—
Cost of shares redeemed	(25,441)	(717)
Change in Class A from capital transactions	131,150	204,433
Institutional Class
Proceeds from shares issued	37,681,958	53,399,897
Dividends reinvested	228,380	20,782
Cost of shares redeemed	(8,789,417)	(2,709,799)
Change in Institutional Class from capital transactions	29,120,921	50,710,880
Change in net assets from capital transactions	29,252,071	50,915,313
Change in net assets	31,903,708	42,978,302
Net Assets:
Beginning of period	42,978,302	—
End of period	$ 74,882,010	$ 42,978,302
Shares Transactions:
Class A
Issued	7,887	9,196
Reinvested	42	—
Redeemed	(1,294)	(30)
Change in Class A	6,635	9,166
Institutional Class
Issued	1,958,780	2,186,054
Reinvested	12,007	856
Redeemed	(435,781)	(117,329)
Change in Institutional Class	1,535,006	2,069,581
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD LARGE CAP VALUE FUND

	For the Year Ended April 30, 2023	For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 985,335	$ 397,320
Net realized loss from investment transactions and foreign currency translations	(5,211,896)	(1,110,138)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	4,793,248	(4,197,626)
Change in net assets resulting from operations	566,687	(4,910,444)
Distributions to shareholders from:
Class A	(9,758)	(2)
Institutional Class	(998,632)	(105,357)
Total distributions to shareholders	(1,008,390)	(105,359)
Capital Transactions:
Class A
Proceeds from shares issued	358,214	348,652
Dividends reinvested	9,075	2
Cost of shares redeemed	(54,945)	(800)
Change in Class A from capital transactions	312,344	347,854
Institutional Class
Proceeds from shares issued	13,965,428	69,037,284
Dividends reinvested	998,631	105,357
Cost of shares redeemed	(12,212,285)	(3,832,240)
Change in Institutional Class from capital transactions	2,751,774	65,310,401
Change in net assets from capital transactions	3,064,118	65,658,255
Change in net assets	2,622,415	60,642,452
Net Assets:
Beginning of period	60,642,452	—
End of period	$ 63,264,867	$ 60,642,452
Shares Transactions:
Class A
Issued	15,962	14,371
Reinvested	403	—
Redeemed	(2,424)	(33)
Change in Class A	13,941	14,338
Institutional Class
Issued	622,052	2,783,170
Reinvested	44,206	4,274
Redeemed	(537,972)	(155,438)
Change in Institutional Class	128,286	2,632,006
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD SELECT BOND FUND

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 2,535,796	$ 2,338,350
Net realized gain/(loss) from investment transactions and foreign currency translations	(899,152)	261,429
Net change in unrealized depreciation on investments and foreign currency translations	(1,572,441)	(17,076,687)
Change in net assets resulting from operations	64,203	(14,476,908)
Distributions to shareholders from:
Class A	(43,801)	(67,530)
Class C	(407)	(11)
Class R6	(15)	(7)
Institutional Class	(2,432,742)	(2,326,303)
Total distributions to shareholders	(2,476,965)	(2,393,851)
Capital Transactions:
Class A
Proceeds from shares issued	455,551	1,470,544
Dividends reinvested	42,888	67,148
Cost of shares redeemed	(1,527,917)	(3,163,624)
Change in Class A from capital transactions	(1,029,478)	(1,625,932)
Class C
Proceeds from shares issued	122,310	5
Dividends reinvested	407	11
Cost of shares redeemed	(5)	—
Change in Class C from capital transactions	122,712	16
Class R6
Proceeds from shares issued	—	1,000
Dividends reinvested	15	7
Change in Class R6 from capital transactions	15	1,007
Institutional Class
Proceeds from shares issued	29,268,757	23,815,641
Dividends reinvested	2,416,248	2,324,421
Cost of shares redeemed	(23,947,517)	(44,198,562)
Change in Institutional Class from capital transactions	7,737,488	(18,058,500)
Change in net assets from capital transactions	6,830,737	(19,683,409)
Change in net assets	4,417,975	(36,554,168)
Net Assets:
Beginning of period	150,718,512	187,272,680
End of period	$ 155,136,487	$ 150,718,512
Shares Transactions:
Class A
Issued	20,684	59,650
Reinvested	1,949	2,707
Redeemed	(68,848)	(131,814)
Change in Class A	(46,215)	(69,457)
Class C
Issued	4,986	—
Reinvested	16	1
Change in Class C	5,002	1
Class R6
Issued	—	36
Reinvested	1	—
Change in Class R6	1	36
Institutional Class
Issued	1,337,431	971,016
Reinvested	110,501	94,285
Redeemed	(1,093,531)	(1,804,027)
Change in Institutional Class	354,401	(738,726)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD SMALL CAP GROWTH FUND

	For the Year Ended April 30, 2023	For the Period November 15, 2021(1) through April 30, 2022
Change in net assets resulting from operations:
Net investment loss	$ (124,571)	$ (49,635)
Net realized loss from investment transactions and foreign currency translations	(3,995,248)	(305,173)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	1,749,574	(8,554,114)
Change in net assets resulting from operations	(2,370,245)	(8,908,922)
Distributions to shareholders from:
Class A	—	—
Institutional Class	—	(10,843)
Total distributions to shareholders	—	(10,843)
Capital Transactions:
Class A
Proceeds from shares issued	88,066	181,467
Dividends reinvested	—	—
Cost of shares redeemed	(67,640)	(726)
Change in Class A from capital transactions	20,426	180,741
Institutional Class
Proceeds from shares issued	6,024,811	42,030,129
Dividends reinvested	—	10,843
Cost of shares redeemed	(10,016,130)	(1,980,974)
Change in Institutional Class from capital transactions	(3,991,319)	40,059,998
Change in net assets from capital transactions	(3,970,893)	40,240,739
Change in net assets	(6,341,138)	31,320,974
Net Assets:
Beginning of period	31,320,974	—
End of period	$ 24,979,836	$ 31,320,974
Shares Transactions:
Class A
Issued	5,054	8,900
Reinvested	—	—
Redeemed	(3,942)	(33)
Change in Class A	1,112	8,867
Institutional Class
Issued	355,070	1,749,903
Reinvested	—	476
Redeemed	(563,607)	(93,355)
Change in Institutional Class	(208,537)	1,657,024
Amounts designated as "—" are $0 or have been rounded to $0.

(1)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD VALUES-FOCUSED LARGE CAP ENHANCED INDEX FUND

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 2,214,075	$ 2,117,879
Net realized gain from investment transactions and foreign currency translations	4,083,513	127,032,512
Net change in unrealized depreciation on investments and foreign currency translations	(3,004,991)	(101,563,727)
Change in net assets resulting from operations	3,292,597	27,586,664
Distributions to shareholders from:
Class A	(3,285,370)	(4,284,340)
Class C	(11,137)	(943)
Class R6	(186,322)	(154,723)
Institutional Class	(65,101,250)	(67,506,360)
Total distributions to shareholders	(68,584,079)	(71,946,366)
Capital Transactions:
Class A
Proceeds from shares issued	3,006,588	3,057,252
Dividends reinvested	3,133,110	3,685,445
Cost of shares redeemed	(4,763,746)	(21,111,872)
Change in Class A from capital transactions	1,375,952	(14,369,175)
Class C
Proceeds from shares issued	30,507	3,004
Dividends reinvested	11,137	943
Change in Class C from capital transactions	41,644	3,947
Class R6
Proceeds from shares issued	103,081	147,650
Dividends reinvested	186,322	154,723
Cost of shares redeemed	(104,014)	(145,495)
Change in Class R6 from capital transactions	185,389	156,878
Institutional Class
Proceeds from shares issued	38,219,649	65,264,595
Dividends reinvested	64,385,367	66,592,675
Cost of shares redeemed	(47,593,678)	(252,342,695)
Change in Institutional Class from capital transactions	55,011,338	(120,485,425)
Change in net assets from capital transactions	56,614,323	(134,693,775)
Change in net assets	(8,677,159)	(179,053,477)
Net Assets:
Beginning of period	218,918,061	397,971,538
End of period	$ 210,240,902	$ 218,918,061
Shares Transactions:
Class A
Issued	90,824	59,464
Reinvested	124,825	81,343
Redeemed	(147,135)	(393,608)
Change in Class A	68,514	(252,801)
Class C
Issued	1,065	62
Reinvested	570	24
Change in Class C	1,635	86
Class R6
Issued	3,740	3,330
Reinvested	9,192	3,926
Redeemed	(3,488)	(3,050)
Change in Class R6	9,444	4,206
Institutional Class
Issued	1,158,440	1,273,509
Reinvested	2,575,415	1,476,625
Redeemed	(1,502,453)	(4,567,634)
Change in Institutional Class	2,231,402	(1,817,500)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

STEWARD FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
STEWARD VALUES-FOCUSED SMALL-MID CAP ENHANCED INDEX FUND

	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Change in net assets resulting from operations:
Net investment income	$ 1,591,860	$ 1,281,069
Net realized gain from investment transactions and foreign currency translations	7,414,786	57,304,128
Net change in unrealized depreciation on investments and foreign currency translations	(10,868,601)	(66,681,904)
Change in net assets resulting from operations	(1,861,955)	(8,096,707)
Distributions to shareholders from:
Class A	(9,717,491)	(7,138,148)
Class C	(1,957)	(133)
Class R6	(74,342)	(14,790)
Institutional Class	(27,461,304)	(20,181,854)
Total distributions to shareholders	(37,255,094)	(27,334,925)
Capital Transactions:
Class A
Proceeds from shares issued	2,841,387	3,207,439
Dividends reinvested	8,927,779	6,477,306
Cost of shares redeemed	(7,181,987)	(16,814,731)
Change in Class A from capital transactions	4,587,179	(7,129,986)
Class C
Proceeds from shares issued	10,347	1,000
Dividends reinvested	1,957	133
Change in Class C from capital transactions	12,304	1,133
Class R6
Proceeds from shares issued	64,574	348,495
Dividends reinvested	74,342	14,790
Cost of shares redeemed	(146,955)	(42,528)
Change in Class R6 from capital transactions	(8,039)	320,757
Institutional Class
Proceeds from shares issued	40,797,850	44,680,673
Dividends reinvested	23,418,326	17,411,342
Cost of shares redeemed	(49,187,010)	(106,707,033)
Change in Institutional Class from capital transactions	15,029,166	(44,615,018)
Change in net assets from capital transactions	19,620,610	(51,423,114)
Change in net assets	(19,496,439)	(86,854,746)
Net Assets:
Beginning of period	186,772,523	273,627,269
End of period	$ 167,276,084	$ 186,772,523
Shares Transactions:
Class A
Issued	231,653	180,929
Reinvested	830,491	413,377
Redeemed	(581,962)	(982,455)
Change in Class A	480,182	(388,149)
Class C
Issued	929	58
Reinvested	210	9
Change in Class C	1,139	67
Class R6
Issued	5,098	24,196
Reinvested	7,664	1,021
Redeemed	(11,647)	(2,593)
Change in Class R6	1,115	22,624
Institutional Class
Issued	3,197,219	2,586,807
Reinvested	2,117,390	1,085,860
Redeemed	(3,696,127)	(5,877,857)
Change in Institutional Class	1,618,482	(2,205,190)
Amounts designated as "—" are $0 or have been rounded to $0.
See notes to financial statements.

(This page has been intentionally left blank)

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.
		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Covered Call Income Fund
Class A
Year ended April 30, 2023	$ 7.79	$ 0.05(d)	$ 0.29	$ 0.34
Year ended April 30, 2022	9.88	0.02 (d)	0.14	0.16
Year ended April 30, 2021	8.64	0.05 (d)	2.59	2.64
Year ended April 30, 2020	9.77	0.08 (d)	(0.54)	(0.46)
Year ended April 30, 2019	9.92	0.04	0.71	0.75
Class C
Year ended April 30, 2023	$ 7.77	$(0.01) (d)(f)	$ 0.29	$ 0.28
Year ended April 30, 2022	9.91	(0.05) (d)	0.12	0.07
Year ended April 30, 2021	8.70	(0.02) (d)(f)	2.60	2.58
Year ended April 30, 2020	9.84	— (d)	(0.53)	(0.53)
Year ended April 30, 2019	9.95	0.01	0.71	0.72
Class R6
Year ended April 30, 2023	$ 7.85	$ 0.07(d)	$ 0.30	$ 0.37
Year ended April 30, 2022	9.89	0.04 (d)	0.16	0.20
Year ended April 30, 2021	8.64	— (d)	2.65	2.65
Year ended April 30, 2020	9.80	— (d)(g)	(0.49)	(0.49)
Year ended April 30, 2019	9.92	— (g)	0.69	0.69
Institutional Class
Year ended April 30, 2023	$ 7.87	$ 0.07(d)	$ 0.30	$ 0.37
Year ended April 30, 2022	9.92	0.05 (d)	0.12	0.17
Year ended April 30, 2021	8.65	0.07 (d)	2.61	2.68
Year ended April 30, 2020	9.75	0.10 (d)	(0.53)	(0.43)
Year ended April 30, 2019	9.92	0.11	0.65	0.76
Steward Equity Market Neutral Fund
Class A
Year ended April 30, 2023	$26.47	$ 0.56(d)	$ 0.78(h)	$ 1.34
Period ended April 30, 2022(j)	25.00	(0.14)	1.61	1.47
Institutional Class
Year ended April 30, 2023	$26.52	$ 0.42(d)	$ 0.98(h)	$ 1.40
Period ended April 30, 2022(j)	25.00	(0.18)	1.70	1.52
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	During the year, additional fees were voluntary waived or reimbursed. Had these fees not been waived or reimbursed, the net expense ratio for each class would have been 0.34% higher.
(f)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(g)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(h)	The Adviser has reimbursed the Fund $2,372 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain/loss on investments and the Fund’s total return, representing less than $0.005 per share.
(i)	The ratio for the Steward Equity Market Neutral Fund includes the effect of dividend expense on securities sold short and brokerage expense on securities sold short, which increased the ratio by 0.36% and 0.52% for Class A and Institutional Class, respectively, for the year ended April 30, 2023, and 1.56% and 1.39% for Class A and Institutional Class, respectively, for the period ended April 30, 2022.
(j)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.04)	$(0.62)	$(0.66)	$ 7.47	5.08%	$ 735	1.80%	1.25%	0.69%	73%
(0.08)	(2.17)	(2.25)	7.79	(0.18)	93	2.37	1.25	0.21	130
(0.07)	(1.33)	(1.40)	9.88	32.27	11	2.42	1.25 (e)	0.51	156
(0.10)	(0.57)	(0.67)	8.64	(5.45)	9	1.65	1.25	0.85	135
(0.09)	(0.81)	(0.90)	9.77	8.91	31	1.44	1.25	0.79	117

$(0.01)	$(0.62)	$(0.63)	$ 7.42	4.10%	$ 1,101	2.51%	2.00%	(0.12)%	73%
(0.04)	(2.17)	(2.21)	7.77	(0.96)	202	2.82	2.00	(0.55)	130
(0.04)	(1.33)	(1.37)	9.91	31.33	195	2.96	2.00 (e)	(0.18)	156
(0.04)	(0.57)	(0.61)	8.70	(6.10)	301	2.48	2.00	0.02	135
(0.02)	(0.81)	(0.83)	9.84	8.52	79	2.23	2.00	0.05	117

$(0.07)	$(0.62)	$(0.69)	$ 7.53	5.42%	$ 3	1.42%	0.90%	0.96%	73%
(0.07)	(2.17)	(2.24)	7.85	0.31	1	2.11	0.90	0.44	130
(0.07)	(1.33)	(1.40)	9.89	32.48	—	— (g)	— (g)	— (g)	156
(0.10)	(0.57)	(0.67)	8.64	(5.81)	—	— (g)	— (g)	— (g)	135
—	(0.81)	(0.81)	9.80	8.27	—	— (g)	— (g)	— (g)	117

$(0.06)	$(0.62)	$(0.68)	$ 7.56	5.41%	$53,747	1.51%	1.00%	0.93%	73%
(0.05)	(2.17)	(2.22)	7.87	(0.04)	22,952	1.61	1.00	0.46	130
(0.08)	(1.33)	(1.41)	9.92	32.73	36,186	2.00	1.00 (e)	0.75	156
(0.10)	(0.57)	(0.67)	8.65	(5.15)	27,340	1.32	1.00	1.08	135
(0.12)	(0.81)	(0.93)	9.75	9.06	28,806	1.14	1.00	1.10	117

$ —	$(0.01)	$(0.01)	$27.80	5.07%	$ 6,605	2.21 (i)%	2.21 (i)%	2.04%	160%
—	—	—	26.47	5.88	342	3.81 (i)	3.81 (i)	(2.26)	111

$ —	$(0.01)	$(0.01)	$27.91	5.28%	$69,782	2.12 (i)%	2.12 (i)%	1.52%	160%
—	—	—	26.52	6.08	26,082	3.11 (i)	3.11 (i)	(1.65)	111

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Global Equity Income Fund
Class A
Year ended April 30, 2023	$32.19	$0.82 (d)	$ (1.76)	$ (0.94)
Year ended April 30, 2022	37.39	0.50 (d)	(0.39)	0.11
Year ended April 30, 2021	26.39	0.53 (d)	11.40	11.93
Year ended April 30, 2020	31.36	0.59 (d)	(3.16)	(2.57)
Year ended April 30, 2019	33.06	0.70 (d)	0.43	1.13
Class C
Year ended April 30, 2023	$33.94	$0.62 (d)	$ (1.89)	$ (1.27)
Year ended April 30, 2022	39.17	0.23 (d)	(0.38)	(0.15)
Year ended April 30, 2021	27.65	0.32 (d)	11.92	12.24
Year ended April 30, 2020(e)	53.40	0.31 (d)	(23.63)	(23.32)
Year ended April 30, 2019(e)	80.20	0.70 (d)	(0.90) (f)	(0.20)
Class R6
Year ended April 30, 2023	$30.09	$0.86 (d)	$ (1.64)	$ (0.78)
Year ended April 30, 2022	35.30	0.61 (d)	(0.36)	0.25
Year ended April 30, 2021	25.00	0.62 (d)	10.79	11.41
Year ended April 30, 2020(e)	50.50	0.59 (d)	(23.57)	(22.98)
Year ended April 30, 2019(e)	79.90	2.10 (d)	(2.10) (f)	—
Institutional Class
Year ended April 30, 2023	$32.23	$0.89 (d)	$ (1.76)	$ (0.87)
Year ended April 30, 2022	37.46	0.60 (d)	(0.40)	0.20
Year ended April 30, 2021	26.48	0.62 (d)	11.45	12.07
Year ended April 30, 2020	31.45	0.68 (d)	(3.16)	(2.48)
Year ended April 30, 2019	33.15	0.79 (d)	0.44	1.23
Steward International Enhanced Index Fund
Class A
Year ended April 30, 2023	$21.97	$0.62 (d)	$ 0.11	$ 0.73
Year ended April 30, 2022	24.85	0.52 (d)	(2.41)	(1.89)
Year ended April 30, 2021	17.59	0.37 (d)	7.65	8.02
Year ended April 30, 2020	22.01	0.46 (d)	(4.40)	(3.94)
Year ended April 30, 2019	23.01	0.53	(1.01)	(0.48)
Class C
Year ended April 30, 2023	$17.92	$0.52 (d)	$ 0.09	$ 0.61
Year ended April 30, 2022	20.65	0.46 (d)	(2.14)	(1.68)
Year ended April 30, 2021	14.90	— (d)(g)	6.48	6.48
Year ended April 30, 2020(e)	19.46	— (d)(g)	(4.12)	(4.12)
Year ended April 30, 2019(e)	20.16	— (g)	(0.70)	(0.70)
Class R6
Year ended April 30, 2023	$18.33	$0.58 (d)	$ 0.08	$ 0.66
Year ended April 30, 2022	20.91	0.51 (d)	(2.02)	(1.51)
Year ended April 30, 2021	14.95	0.36 (d)	6.50	6.86
Year ended April 30, 2020(e)	19.42	0.37 (d)	(4.28)	(3.91)
Year ended April 30, 2019(e)	20.10	— (g)	(0.68)	(0.68)
Institutional Class
Year ended April 30, 2023	$21.98	$0.67 (d)	$ 0.12	$ 0.79
Year ended April 30, 2022	24.87	0.58 (d)	(2.42)	(1.84)
Year ended April 30, 2021	17.66	0.40 (d)	7.70	8.10
Year ended April 30, 2020	22.08	0.53 (d)	(4.40)	(3.87)
Year ended April 30, 2019	23.09	0.59	(1.01)	(0.42)
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(g)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.75)	$ (1.68)	$ (2.43)	$28.82	(2.67)%	$ 18,217	1.26%	2.77%	53%
(0.56)	(4.75)	(5.31)	32.19	(0.20)	19,325	1.23	1.36	73
(0.48)	(0.45)	(0.93)	37.39	45.81	47,363	1.26	1.71	67
(0.58)	(1.82)	(2.40)	26.39	(9.41)	52,326	1.21	1.91	48
(0.67)	(2.16)	(2.83)	31.36	4.61	72,351	0.97	2.18	28

$(0.54)	$ (1.68)	$ (2.22)	$30.45	(3.51)%	$ 1,061	2.04%	1.98%	53%
(0.33)	(4.75)	(5.08)	33.94	(0.88)	812	1.96	0.59	73
(0.27)	(0.45)	(0.72)	39.17	44.75	3,885	1.98	0.95	67
(0.61)	(1.82)	(2.43)	27.65	(10.12)	2,389	2.08	0.95	48
(5.00)	(21.60)	(26.60)	53.40	4.52	372	1.64	1.24	28

$(0.84)	$ (1.68)	$ (2.52)	$26.79	(2.25)%	$ 315	0.91%	3.10%	53%
(0.71)	(4.75)	(5.46)	30.09	0.15	309	0.90	1.79	73
(0.66)	(0.45)	(1.11)	35.30	46.35	239	0.87	2.03	67
(0.70)	(1.82)	(2.52)	25.00	(9.09)	121	0.90	1.72	48
(7.80)	(21.60)	(29.40)	50.50	5.04	6	0.61	2.75	28

$(0.82)	$ (1.68)	$ (2.50)	$28.86	(2.42)%	$334,042	1.02%	2.98%	53%
(0.68)	(4.75)	(5.43)	32.23	0.02	275,163	0.99	1.65	73
(0.64)	(0.45)	(1.09)	37.46	46.24	293,352	0.98	1.95	67
(0.67)	(1.82)	(2.49)	26.48	(9.09)	214,917	0.88	2.22	48
(0.77)	(2.16)	(2.93)	31.45	4.90	243,030	0.67	2.47	28

$(0.36)	$ (0.25)	$ (0.61)	$22.09	3.55%	$ 4,058	1.04%	2.94%	18%
(0.38)	(0.61)	(0.99)	21.97	(7.86)	5,159	0.99	2.08	14
(0.25)	(0.51)	(0.76)	24.85	46.20	8,721	1.00	1.81	14
(0.48)	—	(0.48)	17.59	(18.18)	28,007	1.06	2.20	15
(0.52)	—	(0.52)	22.01	(1.99)	29,734	1.01	2.43	10

$(0.42)	$ (0.25)	$ (0.67)	$17.86	3.66%	$ 5	1.07%	3.01%	18%
(0.44)	(0.61)	(1.05)	17.92	(8.42)	1	0.55	2.37	14
(0.22)	(0.51)	(0.73)	20.65	44.09	—	— (g)	— (g)	14
(0.44)	—	(0.44)	14.90	(19.85)	—	— (g)	— (g)	15
—	—	—	19.46	(3.47)	—	— (g)	— (g)	10

$(0.43)	$ (0.25)	$ (0.68)	$18.31	3.92%	$ 548	0.67%	3.29%	18%
(0.46)	(0.61)	(1.07)	18.33	(7.57)	606	0.66	2.45	14
(0.39)	(0.51)	(0.90)	20.91	46.71	635	0.64	1.98	14
(0.56)	—	(0.56)	14.95	(18.52)	475	0.68	2.14	15
—	—	—	19.42	(3.38)	—	— (g)	— (g)	10

$(0.41)	$ (0.25)	$ (0.66)	$22.11	3.82%	$210,654	0.78%	3.16%	18%
(0.44)	(0.61)	(1.05)	21.98	(7.67)	201,769	0.76	2.35	14
(0.38)	(0.51)	(0.89)	24.87	46.56	171,237	0.76	1.86	14
(0.55)	—	(0.55)	17.66	(17.87)	98,451	0.72	2.55	15
(0.59)	—	(0.59)	22.08	(1.74)	116,694	0.71	2.73	10

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Large Cap Core Fund
Class A
Year ended April 30, 2023	$21.54	$0.15 (d)	$(0.07) (e)	$ 0.08
Period ended April 30, 2022(f)	25.00	0.05	(3.49)	(3.44)
Institutional Class
Year ended April 30, 2023	$21.56	$0.21 (d)	$(0.07) (e)	$ 0.14
Period ended April 30, 2022(f)	25.00	0.07	(3.48)	(3.41)
Steward Large Cap Growth Fund
Class A
Year ended April 30, 2023	$20.65	$0.06 (d)	$(0.03) (e)	$ 0.03
Period ended April 30, 2022(f)	25.00	— (d)(g)	(4.34)	(4.34)
Institutional Class
Year ended April 30, 2023	$20.68	$0.11 (d)	$(0.03) (e)	$ 0.08
Period ended April 30, 2022(f)	25.00	0.02 (d)	(4.33)	(4.31)
Steward Large Cap Value Fund
Class A
Year ended April 30, 2023	$22.89	$0.30 (d)	$(0.20)	$ 0.10
Period ended April 30, 2022(f)	25.00	0.09	(2.15)	(2.06)
Institutional Class
Year ended April 30, 2023	$22.92	$0.37 (d)	$(0.21)	$ 0.16
Period ended April 30, 2022(f)	25.00	0.16	(2.19)	(2.03)
Steward Select Bond Fund
Class A
Year ended April 30, 2023	$22.59	$0.34 (d)	$(0.40)	$(0.06)
Year ended April 30, 2022	25.05	0.28	(2.46)	(2.18)
Year ended April 30, 2021	25.38	0.34 (d)	(0.33)	0.01
Year ended April 30, 2020	24.36	0.47 (d)	1.03	1.50
Year ended April 30, 2019	23.96	0.49	0.39	0.88
Class C
Year ended April 30, 2023	$25.62	$0.24 (d)	$(0.53)	$(0.29)
Year ended April 30, 2022	28.38	0.06	(2.75)	(2.69)
Year ended April 30, 2021	28.84	0.24 (d)	(0.50)	(0.26)
Year ended April 30, 2020(h)	29.13	— (d)(g)	0.12	0.12
Year ended April 30, 2019(h)	28.71	— (g)	0.42	0.42
Class R6
Year ended April 30, 2023	$25.10	$0.40 (d)	$(0.42)	$(0.02)
Year ended April 30, 2022	27.97	0.34	(2.86)	(2.52)
Year ended April 30, 2021	28.72	— (d)(g)	(0.29)	(0.29)
Year ended April 30, 2020(h)	28.98	— (d)(g)	0.31	0.31
Year ended April 30, 2019(h)	28.56	— (g)	0.42	0.42
Institutional Class
Year ended April 30, 2023	$22.45	$0.38 (d)	$(0.38)	$ —
Year ended April 30, 2022	24.90	0.32	(2.44)	(2.12)
Year ended April 30, 2021	25.28	0.39 (d)	(0.32)	0.07
Year ended April 30, 2020	24.25	0.55 (d)	1.03	1.58
Year ended April 30, 2019	23.85	0.55	0.40	0.95
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(f)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
(g)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(h)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
See notes to financial statements.

Distributions:					Supplemental data and ratios:
Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.17)	$(0.17)	$21.45	0.44%	$ 490	1.23%	1.00%	0.71%	79%
(0.02)	(0.02)	21.54	(13.81)	313	1.73	1.00	0.61	35

$(0.20)	$(0.20)	$21.50	0.67%	$ 78,358	0.99%	0.75%	1.00%	79%
(0.03)	(0.03)	21.56	(13.67)	69,487	0.89	0.75	0.68	35

$(0.05)	$(0.05)	$20.63	0.19%	$ 326	1.29%	1.00%	0.31%	56%
(0.01)	(0.01)	20.65	(17.38)	189	2.49	1.00	(0.12)	37

$(0.08)	$(0.08)	$20.68	0.41%	$ 74,556	1.04%	0.75%	0.55%	56%
(0.01)	(0.01)	20.68	(17.24)	42,789	0.99	0.75	0.15	37

$(0.37)	$(0.37)	$22.62	0.45%	$ 640	1.28%	1.00%	1.36%	110%
(0.05)	(0.05)	22.89	(8.27)	328	2.01	1.00	1.13	62

$(0.39)	$(0.39)	$22.69	0.71%	$ 62,625	1.03%	0.75%	1.64%	110%
(0.05)	(0.05)	22.92	(8.13)	60,314	0.91	0.75	1.55	62

$(0.33)	$(0.33)	$22.20	(0.22)%	$ 2,740	0.96%	0.96%	1.52%	10%
(0.28)	(0.28)	22.59	(8.79)	3,832	0.92	0.92	1.12	20
(0.34)	(0.34)	25.05	0.04	5,989	0.94	0.94	1.34	24
(0.48)	(0.48)	25.38	6.21	9,234	0.99	0.99	1.87	22
(0.48)	(0.48)	24.36	3.72	10,115	0.95	0.95	1.97	25

$(0.23)	$(0.23)	$25.10	(1.11)%	$ 129	1.73%	1.73%	0.95%	10%
(0.07)	(0.07)	25.62	(9.49)	4	1.83	1.83	0.22	20
(0.20)	(0.20)	28.38	(0.90)	5	1.12	1.12	0.85	24
(0.41)	(0.41)	28.84	2.08	—	— (g)	— (g)	— (g)	22
—	—	29.13	1.46	—	— (g)	— (g)	— (g)	25

$(0.39)	$(0.39)	$24.69	(0.04)%	$ 1	0.80%	0.80%	1.64%	10%
(0.35)	(0.35)	25.10	(9.11)	1	0.74	0.74	1.26	20
(0.46)	(0.46)	27.97	(1.04)	—	— (g)	— (g)	— (g)	24
(0.57)	(0.57)	28.72	3.34	—	— (g)	— (g)	— (g)	22
—	—	28.98	1.47	—	— (g)	— (g)	— (g)	25

$(0.37)	$(0.37)	$22.08	0.04%	$152,266	0.74%	0.74%	1.75%	10%
(0.33)	(0.33)	22.45	(8.62)	146,882	0.72	0.72	1.31	20
(0.45)	(0.45)	24.90	0.26	181,279	0.70	0.70	1.54	24
(0.55)	(0.55)	25.28	6.60	142,421	0.65	0.65	2.24	22
(0.55)	(0.55)	24.25	4.05	152,356	0.66	0.66	2.28	25

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Small Cap Growth Fund
Class A
Year ended April 30, 2023	$18.78	$(0.13) (d)	$ (1.58)	$ (1.71)
Period ended April 30, 2022(e)	25.00	(0.03)	(6.19)	(6.22)
Institutional Class
Year ended April 30, 2023	$18.80	$(0.09) (d)	$ (1.58)	$ (1.67)
Period ended April 30, 2022(e)	25.00	(0.02)	(6.17)	(6.19)
Steward Values-Focused Large Cap Enhanced Index Fund
Class A
Year ended April 30, 2023	$40.35	$ 0.28(d)	$ (0.77)(f)	$ (0.49)
Year ended April 30, 2022	53.12	0.20 (d)	2.06	2.26
Year ended April 30, 2021	39.31	0.35 (d)	17.55	17.90
Year ended April 30, 2020	43.28	0.51 (d)	(3.41)	(2.90)
Year ended April 30, 2019	41.50	0.47	3.24	3.71
Class C
Year ended April 30, 2023	$34.56	$(0.01) (d)(g)	$ (0.77)(f)	$ (0.78)
Year ended April 30, 2022	47.63	(0.13) (d)	2.00	1.87
Year ended April 30, 2021	35.97	— (d)(h)	15.64	15.64
Year ended April 30, 2020(i)	43.70	— (d)(h)	(6.69) (f)	(6.69)
Year ended April 30, 2019(i)	48.95	— (h)	2.30	2.30
Class R6
Year ended April 30, 2023	$35.13	$ 0.32(d)	$ (0.76)(f)	$ (0.44)
Year ended April 30, 2022	47.97	0.36 (d)	2.02	2.38
Year ended April 30, 2021	35.83	0.51 (d)	15.92	16.43
Year ended April 30, 2020(i)	42.75	0.66 (d)	(6.40)	(5.74)
Year ended April 30, 2019(i)	48.80	0.20	2.30	2.50
Institutional Class
Year ended April 30, 2023	$40.18	$ 0.35(d)	$ (0.73)(f)	$ (0.38)
Year ended April 30, 2022	52.95	0.33 (d)	2.07	2.40
Year ended April 30, 2021	39.23	0.45 (d)	17.54	17.99
Year ended April 30, 2020	43.16	0.65 (d)	(3.42)	(2.77)
Year ended April 30, 2019	41.34	0.60	3.23	3.83
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(g)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(h)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(i)	Effective March 9, 2020, the share class had a one-for-five reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-five stock split.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$ —	$ —	$ —	$17.07	(9.15)%	$ 170	1.81%	1.25%	(0.76)%	27%
—	—	—	18.78	(24.83)	167	2.88	1.25	(0.90)	25

$ —	$ —	$ —	$17.13	(8.88)%	$ 24,810	1.57%	1.00%	(0.51)%	27%
(0.01)	—	(0.01)	18.80	(24.77)	31,154	1.31	1.00	(0.34)	25

$(0.03)	$(12.64)	$(12.67)	$27.19	1.41%	$ 9,708	0.84%	0.84%	0.84%	8%
(0.19)	(14.84)	(15.03)	40.35	1.19	11,640	0.84	0.84	0.38	35
(0.35)	(3.74)	(4.09)	53.12	47.01	28,751	0.82	0.82	0.75	32
(0.40)	(0.67)	(1.07)	39.31	(6.91)	39,094	0.84	0.84	1.18	32
(0.42)	(1.51)	(1.93)	43.28	9.78	41,401	0.80	0.80	1.09	27

$(0.06)	$(12.64)	$(12.70)	$21.08	0.68%	$ 36	1.67%	1.67%	(0.03)%	8%
(0.10)	(14.84)	(14.94)	34.56	0.43	3	1.54	1.54	(0.29)	35
(0.24)	(3.74)	(3.98)	47.63	44.88	—	— (h)	— (h)	— (h)	32
(0.37)	(0.67)	(1.04)	35.97	(9.02)	—	— (h)	— (h)	— (h)	32
—	(7.55)	(7.55)	43.70	8.13	—	— (h)	— (h)	— (h)	27

$(0.07)	$(12.64)	$(12.71)	$21.98	1.82%	$ 538	0.52%	0.52%	1.16%	8%
(0.38)	(14.84)	(15.22)	35.13	1.55	528	0.49	0.49	0.79	35
(0.55)	(3.74)	(4.29)	47.97	47.55	520	0.45	0.45	1.23	32
(0.51)	(0.67)	(1.18)	35.83	(6.63)	49,643	0.46	0.46	1.60	32
(1.00)	(7.55)	(8.55)	42.75	8.70	55,924	0.46	0.46	1.20	27

$(0.05)	$(12.64)	$(12.69)	$27.11	1.73%	$199,959	0.61%	0.61%	1.07%	8%
(0.33)	(14.84)	(15.17)	40.18	1.45	206,747	0.58	0.58	0.64	35
(0.53)	(3.74)	(4.27)	52.95	47.40	368,701	0.55	0.55	0.97	32
(0.49)	(0.67)	(1.16)	39.23	(6.61)	306,875	0.52	0.52	1.51	32
(0.50)	(1.51)	(2.01)	43.16	10.13	328,404	0.50	0.50	1.39	27

See notes to financial statements.

STEWARD FUNDS
FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) from Investments	Total from Investment Operations
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A
Year ended April 30, 2023	$14.33	$0.12 (d)	$(0.39)	$(0.27)
Year ended April 30, 2022	17.52	0.07	(0.99)	(0.92)
Year ended April 30, 2021	10.54	0.04 (d)	7.49	7.53
Year ended April 30, 2020	13.94	0.07 (d)	(2.91)	(2.84)
Year ended April 30, 2019	15.70	0.09	0.03 (e)	0.12
Class C
Year ended April 30, 2023	$12.88	$0.10 (d)	$(0.35)	$(0.25)
Year ended April 30, 2022	16.14	0.04	(1.00)	(0.96)
Year ended April 30, 2021	9.84	— (d)(f)	6.81	6.81
Year ended April 30, 2020(g)	13.64	— (d)(f)	(3.27)	(3.27)
Year ended April 30, 2019(g)	17.52	— (f)	(0.32)	(0.32)
Class R6
Year ended April 30, 2023	$13.26	$0.15 (d)	$(0.37)	$(0.22)
Year ended April 30, 2022	16.37	0.13	(0.93)	(0.80)
Year ended April 30, 2021	9.87	0.08 (d)	7.01	7.09
Year ended April 30, 2020(g)	13.56	0.14 (d)	(3.24)	(3.10)
Year ended April 30, 2019(g)	17.48	— (f)	(0.36)	(0.36)
Institutional Class
Year ended April 30, 2023	$14.67	$0.15 (d)	$(0.41)	$(0.26)
Year ended April 30, 2022	17.87	0.12	(1.02)	(0.90)
Year ended April 30, 2021	10.74	0.07 (d)	7.65	7.72
Year ended April 30, 2020	14.19	0.11 (d)	(2.98)	(2.87)
Year ended April 30, 2019	15.93	0.13	0.04 (e)	0.17
Amounts designated as "—" are $0 or have been rounded to $0.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(f)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	Effective March 9, 2020, the share class had a one-for-two reverse stock split. Share amounts for the periods have been adjusted to give effect to the one-for-two stock split.
See notes to financial statements.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income/(Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.09)	$(3.00)	$(3.09)	$10.97	(1.44)%	$ 41,713	0.83%	0.79%	20%
(0.09)	(2.18)	(2.27)	14.33	(6.35)	47,599	0.80	0.39	33
(0.06)	(0.49)	(0.55)	17.52	72.56	64,997	0.78	0.31	36
(0.10)	(0.46)	(0.56)	10.54	(21.24)	50,646	0.81	0.58	28
(0.10)	(1.78)	(1.88)	13.94	3.18	71,719	0.81	0.56	33

$(0.13)	$(3.00)	$(3.13)	$ 9.50	(1.44)%	$ 12	0.83%	0.78%	20%
(0.12)	(2.18)	(2.30)	12.88	(7.20)	1	0.89	0.46	33
(0.01)	(0.50)	(0.51)	16.14	70.10	—	— (f)	— (f)	36
(0.07)	(0.46)	(0.53)	9.84	(22.17)	—	— (f)	— (f)	28
—	(3.56)	(3.56)	13.64	2.55	—	— (f)	— (f)	33

$(0.13)	$(3.00)	$(3.13)	$ 9.91	(1.13)%	$ 311	0.54%	1.08%	20%
(0.13)	(2.18)	(2.31)	13.26	(6.09)	402	0.53	0.67	33
(0.10)	(0.49)	(0.59)	16.37	73.12	125	0.47	0.52	36
(0.13)	(0.46)	(0.59)	9.87	(20.85)	46	0.50	1.11	28
—	(3.56)	(3.56)	13.56	2.27	3	— (f)	— (f)	33

$(0.11)	$(3.00)	$(3.11)	$11.30	(1.28)%	$125,240	0.65%	0.97%	20%
(0.12)	(2.18)	(2.30)	14.67	(6.15)	138,771	0.61	0.57	33
(0.09)	(0.50)	(0.59)	17.87	73.00	208,505	0.57	0.51	36
(0.12)	(0.46)	(0.58)	10.74	(21.05)	140,792	0.55	0.86	28
(0.13)	(1.78)	(1.91)	14.19	3.51	153,576	0.53	0.84	33
See notes to financial statements.

STEWARD FUNDS
NOTES TO FINANCIAL STATEMENTS — April 30, 2023

Note 1	—	Organization:
Steward Funds, Inc. (‘‘SFI’’), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified open-end management investment company. As of April 30, 2023, SFI is composed of eleven separate operational funds, each a series of SFI (each a ‘‘Fund’’ and collectively the ‘‘Funds’’). The accompanying financial statements are presented for the following eleven Funds:
Steward Covered Call Income Fund
Steward Equity Market Neutral Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Large Cap Core Fund
Steward Large Cap Growth Fund
Steward Large Cap Value Fund
Steward Select Bond Fund
Steward Small Cap Growth Fund
Steward Values-Focused Large Cap Enhanced Index Fund
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Each Fund currently offers four classes of shares: ‘‘Class A’’, ‘‘Class C’’, ‘‘Class R6’’, and ‘‘Institutional Class’’ (each a ‘‘Class’’ and collectively the ‘‘Classes’’).* Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class has a different expense structure. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class or on which the interests of the Class differ from the interests of the other Classes. Income and realized and unrealized gains and losses on investments are allocated to each Class of shares based on its relative net assets.
*Class C shares and Class R6 shares of the Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund are not currently available for purchase.
Note 2	—	Investment Objectives and Strategies:
Steward Covered Call Income Fund seeks to provide dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market. The Fund invests primarily in common stocks of large capitalization U.S. companies, most of which pay dividends, with sufficient liquidity and option market interest to suggest that call options can readily be written on those securities. The Fund writes (sells) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large capitalization securities market.
Steward Equity Market Neutral Fund seeks to provide long-term capital appreciation independent of the U.S. equity market. The Fund invests primarily in long and short positions in equity securities of large capitalization companies.
Steward Global Equity Income Fund seeks to provide current income along with growth of capital. The Fund invests primarily in U.S. and non-U.S. dividend-paying common stocks of large, medium and small capitalization companies that represent a broad spectrum of the global economy. The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (‘‘DRs’’) or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets.
Steward International Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in DRs or dual listed securities representing securities of companies located or domiciled outside of the United States and allocates selectively between securities of developed market companies and emerging market companies.
Steward Large Cap Core Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization companies.
Steward Large Cap Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization growth companies.

Steward Large Cap Value Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of large capitalization value companies.
Steward Select Bond Fund seeks to provide high current income with capital appreciation. The Fund invests primarily in fixed income securities, such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.
Steward Small Cap Growth Fund seeks to provide long-term capital appreciation. The Fund invests primarily in equity securities of small capitalization growth companies.
Steward Values-Focused Large Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of large capitalization companies that represent a broad spectrum of the United States economy. The Fund’s investments are allocated in an attempt to match the weightings of the Fund’s benchmark index, subject to the application of the Fund’s values-based screens and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics.
Steward Values-Focused Small-Mid Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small and medium capitalization companies that represent a broad spectrum of the United States economy. The Fund’s investments are allocated in an attempt to match the weightings of the Fund’s benchmark index, subject to the application of the Fund’s values-based screens and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies that portfolio management believes exhibit positive values-based characteristics.
In pursuing their investment objectives, the Funds apply a comprehensive set of values-based screens to all of their portfolio investments.
Note 3	—	Significant Accounting Policies:
SFI follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ materially from those estimates. The following summarizes the significant accounting policies of the Funds.
Portfolio Valuation: Fund investments are recorded at fair value. Effective September 8, 2022 and in accordance with of Rule 2a-5 under the 1940 Act, the Funds’ Board of Directors (the “Board”) designated the Funds’ investment adviser, Crossmark Global Investments, Inc. (“Crossmark Global Investments” or the “Adviser”), to serve as the valuation designee to perform fair value determinations for applicable Fund investments and approved the Adviser’s valuation procedures for the Funds. Fund investments are valued using various valuation methodologies, including the following:
Equity securities listed on a domestic exchange are valued at the official closing price or last trade price, or the last bid price if there was no trade that day. Equity securities traded on The NASDAQ Stock Market LLC (“NASDAQ”) use the official closing price, if available, and otherwise, use the last trade price, or the last bid price if there was no trade on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last trade price. Equity securities listed on a foreign exchange are valued at the official closing price or last trade price, or, if there was no trade that day, the last bid price or the mean of the last bid and asked prices, depending on the exchange. American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs) listed on an exchange are priced at the official closing price or the last trade price. Open-end money market mutual funds are valued at net asset value per share. Exchange-traded equity options are valued at the (i) settlement price (official closing price) or last trade price, or, (ii) if there was no trade that day, at the mean of the last bid and asked prices. Prices are generally provided by approved third-party pricing services.
Domestic fixed income securities, including short-term instruments, are priced at an evaluated bid price provided by an approved third-party pricing service. Foreign fixed income securities are priced at the mean of evaluated bid and asked prices provided by an approved third-party pricing service. Third-party pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as,among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quotedprices for similar assets. Short-term debt obligations (those with remaining maturities of 60 days or less) are valued at amortized cost.

If a Fund investment cannot be valued in accordance with the above valuation methodologies or other routine valuation methodologies established by the Adviser, the Adviser’s Valuation Committee will value the investment in accordance with the Adviser’s valuation procedures.
GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The fair value hierarchy is categorized into three levels based on the inputs as follows:
Level 1 — Quoted prices in active markets for identical securities and net asset values for money market funds.
Level 2 — Other significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks).
Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
Pursuant to the Adviser's valuation procedures, equity securities and written options contracts are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2). Debt securities are generally categorized as Level 2 securities in the fair value hierarchy. Money market funds are generally categorized as Level 1 securities in the fair value hierarchy. Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy.
The following table presents a summary of inputs used to value the Funds’ investments as of April 30, 2023:
Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Steward Covered Call Income Fund
Assets:
Security Type
Common Stocks*	$ 57,663,901	$ —	$ —	$ 57,663,901
Money Market Fund	336,163	—	—	336,163
Total Assets - Investments	$ 58,000,064	$ —	$ —	$ 58,000,064

Liabilities:
Other Financial Instruments^
Written Call Options	$ (2,386,941)	$ —	$ —	$ (2,386,941)
Total Liabilities - Other Financial Instruments	$ (2,386,941)	$ —	$ —	$ (2,386,941)

Steward Equity Market Neutral Fund
Assets:
Security Type
Common Stocks*	$ 60,784,800	$ —	$ —	$ 60,784,800
Money Market Funds	9,598,360	—	—	9,598,360
Total Assets - Investments	$ 70,383,160	$ —	$ —	$ 70,383,160

Liabilities:
Security Type
Common Stocks Sold Short*	$ (54,489,907)	$ —	$ —	$ (54,489,907)
Total Liabilities - Securities Sold Short	$ (54,489,907)	$ —	$ —	$ (54,489,907)

Steward Global Equity Income Fund
Assets:
Security Type
Common Stocks*	$ 348,527,844	$ —	$ —	$ 348,527,844
Money Market Fund	3,417,784	—	—	3,417,784
Total Assets - Investments	$ 351,945,628	$ —	$ —	$ 351,945,628

	Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Steward International Enhanced Index Fund
Assets:
Security Type
Common Stocks*	$ 209,855,446	$ 378,070	$ —	$ 210,233,516
Master Limited Partnerships*	663,511	—	—	663,511
Preferred Stocks*	3,088,552	—	—	3,088,552
Money Market Fund	223,379	—	—	223,379
Total Assets - Investments	$ 213,830,888	$ 378,070	$ —	$ 214,208,958

Steward Large Cap Core Fund
Assets:
Security Type
Common Stocks*	$ 78,804,166	$ —	$ —	$ 78,804,166
Money Market Fund	160,052	—	—	160,052
Total Assets - Investments	$ 78,964,218	$ —	$ —	$ 78,964,218

Steward Large Cap Growth Fund
Assets:
Security Type
Common Stocks*	$ 74,894,419	$ —	$ —	$ 74,894,419
Money Market Fund	191,612	—	—	191,612
Total Assets - Investments	$ 75,086,031	$ —	$ —	$ 75,086,031

Steward Large Cap Value Fund
Assets:
Security Type
Common Stocks*	$ 63,211,242	$ —	$ —	$ 63,211,242
Money Market Fund	119,549	—	—	119,549
Total Assets - Investments	$ 63,330,791	$ —	$ —	$ 63,330,791

Steward Select Bond Fund
Assets:
Security Type
Asset-Backed Securities	$ —	$ 28,944	$ —	$ 28,944
Corporate Bonds*	—	92,573,544	—	92,573,544
Municipal Bonds	—	4,898,582	—	4,898,582
U.S. Government Agencies	—	42,726,050	—	42,726,050
U.S. Government Agency Mortgage-Backed Obligations	—	6,561,495	—	6,561,495
U.S. Treasury Obligations	—	4,374,773	—	4,374,773
Money Market Fund	4,342,580	—	—	4,342,580
Total Assets - Investments	$ 4,342,580	$ 151,163,388	$ —	$ 155,505,968

Steward Small Cap Growth Fund
Assets:
Security Type
Common Stocks*	$ 24,775,544	$ —	$ —	$ 24,775,544
Money Market Fund	219,677	—	—	219,677
Total Assets - Investments	$ 24,995,221	$ —	$ —	$ 24,995,221

Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3		Total
Steward Values-Focused Large Cap Enhanced Index Fund
Assets:
Security Type
Common Stocks*	$ 209,749,138	$ —	$ —		$ 209,749,138
Rights*	—	—	—	**	—
Money Market Fund	563,488	—	—		563,488
Total Assets - Investments	$ 210,312,626	$ —	$ —		$ 210,312,626

Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Assets:
Security Type
Common Stocks*	$ 166,726,165	$ —	$ —		$ 166,726,165
Rights*	—	—	—	**	—
Money Market Fund	543,836	—	—		543,836
Total Assets - Investments	$ 167,270,001	$ —	$ —		$ 167,270,001

*	Please refer to the Schedule of Portfolio Investments to view investments and securities sold short.
**	Level 3 security has zero value.
^	Other Financial Instruments would include any derivative instruments, such as written options contracts. These investments are generally recorded in the financial statements at fair value.
As of April 30, 2023, there were no significant Level 3 holdings for the Funds.
Securities Transactions and Investment Income: Portfolio security transactions are recorded on the trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Debt obligations may be placed in non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Funds’ investment adviser. The treatment of such interest income may be different for federal income tax purposes. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Dividend income is recorded on the ex-dividend date, or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.
Dividends and Distributions to Shareholders: Dividends from net investment income, if any, from Steward Equity Market Neutral Fund, Steward International Enhanced Index Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, Steward Small Cap Growth Fund, Steward Values-Focused Large Cap Enhanced Index Fund and Steward Values-Focused Small-Mid Cap Enhanced Index Fund are declared and paid annually and dividends from net investment income, if any, from Steward Covered Call Income Fund, Steward Global Equity Income Fund and Steward Select Bond Fund are declared and paid quarterly. All net realized long-term or short-term capital gains, if any, are declared and distributed at least annually.
Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.
Written Options Contracts: Steward Covered Call Income Fund may write (sell) covered call options. Premiums received from written options contracts are recorded as liabilities and are marked-to-market to reflect the current value of the options written. When writing an option, the Fund bears the market risk of unfavorable changes in the price of the underlying instrument.
The notional amount of written options outstanding at April 30, 2023 was $47,414,000. The monthly average notional amount for written options contracts for the year ended April 30, 2023 was $31,590,965. The net rebates are recognized as a component of investment income on the Statements of Operations.

Transactions in derivative instruments reflected on the Statements of Assets and Liabilities and Statements of Operations, categorized by risk exposure, as of April 30, 2023, are:
		Liability Derivatives
Fund	Primary Risk Exposure	Statements of Asset and Liabilities Location	Total Fair Value
Steward Covered Call Income Fund	Equity Risk Options Contracts	Written options at fair value	$(2,386,941)

		Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Primary Risk Exposure	Net realized gains on options transactions	Change in unrealized depreciation on options transactions
Steward Covered Call Income Fund	Equity Risk	$3,867,068	$(1,067,116)
Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies under Sub-Chapter M of the Internal Revenue Code and accordingly, will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.
As of and during the year ended April 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. For all open tax years, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.
Allocation of Expenses: Expenses directly attributable to a Fund or Class are charged directly to that Fund or Class, while expenses that are attributable to more than one Fund or Class are allocated among the respective Funds and their Classes based upon relative net assets or some other reasonable method.
Foreign Securities: Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.
Affiliated Securities Transactions: Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by Crossmark Global Investments. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, as described in the Portfolio Valuation Note above. During the year ended April 30, 2023, the Funds did not engage in any Rule 17a-7 transactions.
Short Sales: When Steward Equity Market Neutral Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.
The Fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. The Fund may also earn rebates as an element of the custodian arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statements of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of investment income on the Statements of Operations.

When-Issued Securities: Steward Select Bond Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., ‘‘when issued”) consistent with the Fund's ability to manage its investment portfolio. No interest will be earned by the Fund on such purchases until the securities are delivered, however, the market value may change prior to delivery. When the Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment.
Note 4	—	Investment Advisory and Other Agreements:
Crossmark Global Investments, a wholly-owned subsidiary of Crossmark Global Holdings, Inc. (‘‘Crossmark Global Holdings’’), serves as investment adviser to the Funds. Crossmark Global Investments provides investment advisory services to investment companies, pension and profit sharing accounts, corporations and individuals. Subject to the authority of the Board, the Adviser provides the Funds with continuous investment advisory services in accordance with an investment advisory agreement between the Adviser and SFI, on behalf of the Funds. Crossmark Global Investments receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. Pursuant to the terms of the investment advisory agreement, Crossmark Global Investments has full discretion to manage the assets of the Funds in accordance with their investment objectives.
As compensation for its services as investment adviser, each Fund pays Crossmark Global Investments, on a monthly basis, an investment advisory fee calculated daily, based on the average daily net assets of the Fund, at the following annual rates:
Steward Covered Call Income Fund	Steward Large Cap Value Fund
— 0.625% of the first $1 billion	— 0.50% of the first $1 billion
— 0.5625% of assets over $1 billion	— 0.45% of the next $1 billion
— 0.40% of assets over $2 billion
Steward Equity Market Neutral Fund	Steward Select Bond Fund
— 1.00% of the first $1 billion	— 0.315% of the first $1 billion
— 0.90% of the next $1 billion	— 0.2835% of assets over $1 billion
— 0.80% of assets over $2 billion
Steward Global Equity Income Fund	Steward Small Cap Growth Fund
— 0.625% of the first $1 billion	— 0.75% of the first $1 billion
— 0.5625% of assets over $1 billion	— 0.70% of the next $1 billion
— 0.65% of assets over $2 billion
Steward International Enhanced Index Fund	Steward Values-Focused Large Cap Enhanced Index Fund
— 0.365% of the first $1 billion	— 0.215% of the first $1 billion
— 0.3285% of assets over $1 billion	— 0.1935% of assets over $1 billion
Steward Large Cap Core Fund	Steward Values-Focused Small-Mid Cap Enhanced Index Fund
— 0.50% of the first $1 billion	— 0.215% of the first $1 billion
— 0.45% of the next $1 billion	— 0.1935% of assets over $1 billion
— 0.40% of assets over $2 billion
Steward Large Cap Growth Fund
— 0.50% of the first $1 billion
— 0.45% of the next $1 billion
— 0.40% of assets over $2 billion
With respect to each Fund listed below, Crossmark Global Investments has entered into an expense limitation agreement. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by each Class of a Fund in any fiscal year exceed the expense limit for such Class of the Fund, such excess amount will be the liability of the Adviser. Brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and extraordinary expenses are excluded from the expense limitation agreement. The expense limitation agreement may be terminated by the Board at any time and will terminate automatically upon the termination of the Advisory Agreement. As of April 30, 2023, the contractual expense limitations were as follows:
	In effect through August 27, 2023
Fund	Class A	Class C	Class R6	Institutional Class
Steward Covered Call Income Fund	1.25%	2.00%	0.90%	1.00%
Steward Equity Market Neutral Fund*	2.25%	N/A	N/A	2.00%
Steward Large Cap Core Fund*	1.00%	N/A	N/A	0.75%
Steward Large Cap Growth Fund*	1.00%	N/A	N/A	0.75%
Steward Large Cap Value Fund*	1.00%	N/A	N/A	0.75%
Steward Small Cap Growth Fund*	1.25%	N/A	N/A	1.00%

*	Class C and Class R6 shares of the Funds are not currently available for purchase.
Steward Covered Call Income Fund, Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund have agreed to repay fees and expenses that were contractually waived or reimbursed by the Adviser for a period up to three fiscal years after the fiscal year in which such waiver or reimbursement was made to the extent such repayments would not cause the ordinary operating expenses of a Class to exceed the expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment, whichever is lower. Any amounts repaid by the Fund and recouped by the Adviser during the year are reflected on the Statements of Operations as ‘‘Recoupment of prior expenses reimbursed by the Adviser.’’
From time to time, the Adviser may voluntarily waive fees or reimburse expenses of a Fund. These voluntary waivers or reimbursements may be terminated at any time at the option of the Adviser. For the fiscal year ended April 30, 2023, the Adviser did not voluntarily waive or reimburse expenses of a Fund.
As of April 30, 2023, the amounts subject to repayment by the Funds in subsequent years under the expense limitation agreement and for voluntary waivers or reimbursements subject to recoupment were as follows:
Fund	Expires April 30, 2024	Expires April 30, 2025	Expires April 30, 2026
Steward Covered Call Income Fund	$314,550	$173,717	$201,684
Steward Equity Market Neutral Fund	N/A	N/A	N/A
Steward Large Cap Core Fund	N/A	43,800	172,245
Steward Large Cap Growth Fund	N/A	46,893	171,362
Steward Large Cap Value Fund	N/A	41,105	168,673
Steward Small Cap Growth Fund	N/A	44,894	141,135
Crossmark Global Investments serves as the administrator of the Funds. For its administration and compliance services, Crossmark Global Investments receives a monthly fee from each Fund calculated at the annual rate of 0.075% of the first $1 billion of the average daily net assets of that Fund and 0.0675% of assets over $1 billion.
Crossmark Distributors, Inc. (‘‘Crossmark Distributors’’) serves as the distributor of the Funds’ shares. Crossmark Distributors is an affiliate of Crossmark Global Investments, and both are wholly-owned subsidiaries of Crossmark Global Holdings.
Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows each Fund, out of assets attributable to Class A shares, to compensate Crossmark Distributors at an annual rate of 0.25% for its services in connection with the sale and distribution of Class A shares and for services to Class A shareholders.  The Plan allows each Fund, out of assets attributable to Class C shares, to compensate Crossmark Distributors at an annual rate of 1.00% for its services in connection with the sale and distribution of Class C shares and for services to Class C shareholders.  Because these fees are paid out of Class A and Class C assets on an ongoing basis over time these fees will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges. Institutional Class and Class R6 shares are not subject to the Plan.
Each of the Funds has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares, which provides that each Fund shall reimburse Crossmark Distributors out of the assets of the Fund attributable to the applicable Class for payments by Crossmark Distributors to certain third party providers that assist in the servicing of certain group accounts in which Fund shareholders of the applicable Class participate. For asset-based fee arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable Class of the Fund. For per-account arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan.
Certain officers and directors of the Funds are also officers and/or directors of Crossmark Global Investments and/or Crossmark Distributors.
Effective January 1, 2023, Foreside Fund Officer Services, LLC ("Foreside") provides principal financial officer services to the Funds by making available a senior financial professional who serves as Treasurer of the Funds. Foreside receives a monthly fee from the Funds for the services provided and is also reimbursed by the Funds for certain out-of-pocket expenses. Effective March 8, 2023, Monique Labbe was appointed Treasurer of the Funds.
The Northern Trust Company (‘‘Northern Trust’’) acts as fund accounting and sub-administration services provider for each Fund. Under the terms of the Fund Administration and Accounting Services Agreement, Northern Trust is paid annual class fees which shall apply to each additional class of shares of each Fund that has more than a single share class, and is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.05% on the first $500 million of the Funds’ aggregate average daily net assets. The rate then declines to 0.04% on the next $500 million of aggregate average daily net assets, and to 0.03% on the next $1 billion of aggregate average daily net assets, and to 0.02% on aggregate average daily net assets over $2 billion thereafter subject to certain minimums and additional fees. Northern Trust receives additional fees for sub-administration services and reimbursement of certain expenses. Northern Trust also serves as the Funds’ transfer agent and is paid annual class and per account fees.
Note 5	—	Purchases and Sales of Securities:
Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the year ended April 30, 2023, were as follows:
Fund	Purchases	Sales
Steward Covered Call Income Fund	$ 65,736,712	$ 29,749,672
Steward Equity Market Neutral Fund	121,107,995	120,006,216
Steward Global Equity Income Fund	238,037,090	162,860,822
Steward International Enhanced Index Fund	44,045,881	36,719,805
Steward Large Cap Core Fund	66,150,501	57,381,827
Steward Large Cap Growth Fund	62,610,579	33,164,527
Steward Large Cap Value Fund	69,216,726	66,110,726
Steward Select Bond Fund	7,987,700	12,316,528
Steward Small Cap Growth Fund	6,656,828	10,459,083
Steward Values-Focused Large Cap Enhanced Index Fund	17,097,825	24,888,075
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	34,974,741	48,543,999
Purchases and sales of U.S. government securities for the year ended April 30, 2023, were as follows:
Fund	Purchases	Sales
Steward Select Bond Fund	$ 14,371,500	$ 1,575,707

Note 6	—	Federal Income Tax Information:
As of April 30, 2023, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) on investments, including written call options and short positions, for federal income tax purposes, were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
Steward Covered Call Income Fund	$ 60,413,130	$ 2,118,422	$ (6,918,429)	$ (4,800,007)
Steward Equity Market Neutral Fund	13,586,566	8,073,025	(5,766,338)	2,306,687
Steward Global Equity Income Fund	339,173,565	31,747,087	(18,975,024)	12,772,063
Steward International Enhanced Index Fund	213,027,065	23,613,246	(22,431,353)	1,181,893
Steward Large Cap Core Fund	79,003,510	4,357,167	(4,396,459)	(39,292)
Steward Large Cap Growth Fund	75,511,556	3,037,702	(3,463,227)	(425,525)
Steward Large Cap Value Fund	63,059,911	3,979,378	(3,708,498)	270,880
Steward Select Bond Fund	170,167,481	242,475	(14,903,988)	(14,661,513)
Steward Small Cap Growth Fund	31,801,561	2,096,382	(8,902,722)	(6,806,340)
Steward Values-Focused Large Cap Enhanced Index Fund	196,662,076	31,153,366	(17,502,816)	13,650,550
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	167,840,971	24,642,555	(25,213,525)	(570,970)
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales, adjustments to income on certain securities and other temporary differences.
The tax character of distributions paid during the fiscal year ended April 30, 2023, was as follows:
	Distributions Paid From
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Steward Covered Call Income Fund	$ 3,742,758	$ 220,208	$ 3,962,966
Steward Equity Market Neutral Fund	34,826	—	34,826
Steward Global Equity Income Fund	11,550,551	14,740,132	26,290,683
Steward International Enhanced Index Fund	3,575,277	2,169,041	5,744,318
Steward Large Cap Core Fund	666,206	—	666,206
Steward Large Cap Growth Fund	230,083	—	230,083
Steward Large Cap Value Fund	1,008,390	—	1,008,390
Steward Select Bond Fund	2,476,965	—	2,476,965
Steward Small Cap Growth Fund	—	—	—
Steward Values-Focused Large Cap Enhanced Index Fund	8,522,800	60,061,279	68,584,079
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	5,175,140	32,079,954	37,255,094

The tax character of distributions paid during the fiscal year ended April 30, 2022, was as follows:
	Distributions Paid From
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Steward Covered Call Income Fund	$ 2,177,626	$ 1,057,541	$ 3,235,167
Steward Equity Market Neutral Fund	—	—	—
Steward Global Equity Income Fund	18,666,571	25,167,668	43,834,239
Steward International Enhanced Index Fund	3,719,850	4,885,523	8,605,373
Steward Large Cap Core Fund	60,584	—	60,584
Steward Large Cap Growth Fund	20,782	—	20,782
Steward Large Cap Value Fund	105,359	—	105,359
Steward Select Bond Fund	2,393,851	—	2,393,851
Steward Small Cap Growth Fund	10,843	—	10,843
Steward Values-Focused Large Cap Enhanced Index Fund	7,882,401	64,063,965	71,946,366
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	7,799,214	19,535,711	27,334,925

In addition to the Ordinary and Capital Gains distribution, during the fiscal year ended April 30, 2023, the following Funds utilized equalization for tax purposes whereby a portion of redemption payments were treated as distributions as noted below:
Fund	Ordinary Income	Short-term Capital Gain	Long-term Capital Gain	Total Equalization
Steward Global Equity Income Fund	$ 586,181	$ —	$ —	$ 586,181
Steward International Enhanced Index Fund	212,527	—	—	212,527
Steward Values-Focused Large Cap Enhanced Index Fund	177,613	—	326,575	504,188
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	36,761	24,888	631,708	693,357
As of April 30, 2023, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Distributable Earnings/(Accumulated Deficit)
Steward Covered Call Income Fund	$ 1,734,495	$ 31,576	$ 1,766,071	$ (1,366)	$ (4,800,007)	$ (3,035,302)
Steward Equity Market Neutral Fund	1,449,533	71,699	1,521,232	—	2,306,687	3,827,919
Steward Global Equity Income Fund	1,633,703	—	1,633,703	(4,390,274)	12,772,063	10,015,492
Steward International Enhanced Index Fund	4,148,688	—	4,148,688	(1,377,690)	1,181,893	3,952,891
Steward Large Cap Core Fund	196,780	—	196,780	(9,535,850)	(39,292)	(9,378,362)
Steward Large Cap Growth Fund	93,895	—	93,895	(4,953,712)	(425,525)	(5,285,342)
Steward Large Cap Value Fund	258,182	—	258,182	(5,991,812)	270,880	(5,462,750)
Steward Select Bond Fund	430,979	—	430,979	(3,288,753)	(14,661,513)	(17,519,287)
Steward Small Cap Growth Fund	—	—	—	(4,351,638)	(6,806,340)	(11,157,978)
Steward Values-Focused Large Cap Enhanced Index Fund	2,032,152	3,736,509	5,768,661	—	13,650,550	19,419,211
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	469,019	4,805,955	5,274,974	—	(570,970)	4,704,004
As of the end of the fiscal year ended April 30, 2023, the following Funds had capital loss carry forwards (‘‘CLCFs’’) as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF is offset.
CLCFs not subject to expiration:
Fund	Short-Term Amount	Long-Term Amount	Total
Steward Covered Call Income Fund	$ —	$ —	$ —
Steward Equity Market Neutral Fund	—	—	—
Steward Global Equity Income Fund	—	—	—
Steward International Enhanced Index Fund	1,085,765	291,925	1,377,690
Steward Large Cap Core Fund	8,994,749	541,101	9,535,850
Steward Large Cap Growth Fund	4,225,189	728,523	4,953,712
Steward Large Cap Value Fund	5,748,412	243,400	5,991,812
Steward Select Bond Fund	116,206	3,172,547	3,288,753
Steward Small Cap Growth Fund	3,823,886	474,735	4,298,621
Steward Values-Focused Large Cap Enhanced Index Fund	—	—	—
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	—	—	—
During the tax year ended April 30, 2023, the following Fund utilized capital loss carryforwards as follows:
Fund	Total
Steward Equity Market Neutral Fund	$ 301,309

Under the current tax law, capital/late year and ordinary losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds' deferred losses are as follows:
Fund	Late-Year Ordinary Loss Deferred
Steward Global Equity Income Fund	$ 4,390,274
Steward Small Cap Growth Fund	53,017

Note 7	—	Reclassifications:
In accordance with GAAP, the Funds will make reclassifications, if applicable, among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences (e.g., Foreign Currency Gain/Loss, return of capital basis adjustments sold, paydown gain/loss) and have no impact on the net assets or the net asset value of the Funds. As of April 30, 2023, the following reclassifications were made between the capital accounts and distributable earnings:
Fund	Distributable Earnings	Capital
Steward Covered Call Income Fund	$ —	$ —
Steward Equity Market Neutral Fund	3,826	(3,826)
Steward Global Equity Income Fund	(586,181)	586,181
Steward International Enhanced Index Fund	(212,528)	212,528
Steward Large Cap Core Fund	—	—
Steward Large Cap Growth Fund	32	(32)
Steward Large Cap Value Fund	—	—
Steward Select Bond Fund	—	—
Steward Small Cap Growth Fund	124,685	(124,685)
Steward Values-Focused Large Cap Enhanced Index Fund	(601,633)	601,633
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	(693,357)	693,357
Note 8	—	Control Ownership:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2023, Assemblies of God Financial Services Group DBA AGFinancial, the parent company of Crossmark Global Holdings, through its subsidiary, Steward Financial Holdings, Inc., had effective voting control over SFI and each of the Funds, with the exception of Steward Equity Market Neutral Fund, Steward Global Equity Income Fund and Steward Values-Focused Small-Mid Cap Enhanced Index Fund. In addition, as of April 30, 2023, the following were record owners of the approximate amounts of each Fund listed below. Record ownership is not necessarily the same as beneficial ownership. The percentages below include shares over which Assemblies of God Financial Services Group DBA AGFinancial has voting control.
		Percent Owned
Steward Covered Call Income Fund	MSCS Financial Services, LLC	50%
Steward Covered Call Income Fund	National Financial Services LLC	31%

Steward Equity Market Neutral Fund	MSCS Financial Services, LLC	27%
Steward Equity Market Neutral Fund	National Financial Services LLC	27%

Steward Global Equity Income Fund	National Financial Services LLC	34%

Steward International Enhanced Index Fund	MSCS Financial Services, LLC	36%
Steward International Enhanced Index Fund	National Financial Services LLC	38%

		Percent Owned
Steward Large Cap Core Fund	MSCS Financial Services, LLC	61%
Steward Large Cap Core Fund	National Financial Services LLC	33%

Steward Large Cap Growth Fund	MSCS Financial Services, LLC	48%
Steward Large Cap Growth Fund	National Financial Services LLC	33%

Steward Large Cap Value Fund	MSCS Financial Services, LLC	68%
Steward Large Cap Value Fund	National Financial Services LLC	26%

Steward Select Bond Fund	MSCS Financial Services, LLC	64%
Steward Select Bond Fund	National Financial Services LLC	36%

Steward Small Cap Growth Fund	MSCS Financial Services, LLC	84%

Steward Values-Focused Large Cap Enhanced Index Fund	MSCS Financial Services, LLC	35%
Steward Values-Focused Large Cap Enhanced Index Fund	National Financial Services LLC	26%

Steward Values-Focused Small-Mid Cap Enhanced Index Fund	National Financial Services LLC	26%

Note 9	—	Commitments and Contingencies
Under the Funds' organizational documents, the Funds' current and former officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with service providers and other third parties that may provide for certain indemnifications. The Funds' maximum exposure under these indemnification provisions is unknown and may include future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.
Note 10	— LIBOR Transition:
Certain of Steward Select Bond Fund's investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”). In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform Topic 848 (“ASU 2020-04”), “Facilitation of the Effects of Reference Rate Reform on Financial Reporting,” which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The Financial Conduct Authority and Intercontinental Exchange Benchmark Administration have since announced that most LIBOR settings will no longer be published after December 31, 2021 and the remaining U.S. dollar LIBOR settings will cease publication after June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. In December 2022, the FASB issued ASU 2022-06 which defers the sunset date of ASU 2020-04 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in ASU 2020-04. ASU 2020-04 had no impact on the Fund during the current reporting period.
Note 11	— Subsequent Events:
Management has evaluated subsequent events through the date these financial statements were issued.
There were no events that require adjustment or disclosure for the period subsequent to April 30, 2023 through the date of issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Steward Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Steward Funds, Inc. comprising the funds listed below (the “Funds”) as of April 30, 2023, and the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Steward Covered Call Income Fund,
Steward Global Equity Income Fund,
Steward International Enhanced Index
Fund, Steward Select Bond Fund,
Steward Values-Focused Large Cap
Enhanced Index Fund, and Steward
Values-Focused Small-Mid Cap
Enhanced Index Fund

	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022, 2021, 2020, and 2019

Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, and Steward Small Cap Growth Fund	For the year ended April 30, 2023	For the year ended April 30, 2023 and for the period from November 15, 2021 (commencement of operations) through April 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

C O H E N & C O M P A N Y , L T D .

800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

June 27, 2023

General Information (Unaudited)

Federal Income Tax Information:
For the fiscal year ended April 30, 2023, the following percentages of the total ordinary income distributions paid by the Funds qualify for the dividends received deduction available to corporate shareholders.
Fund	Dividends Received Deduction
Steward Covered Call Income Fund	18.20%
Steward Equity Market Neutral Fund	100.00%
Steward Global Equity Income Fund	39.68%
Steward International Enhanced Index Fund	0.48%
Steward Large Cap Core Fund	100.00%
Steward Large Cap Growth Fund	100.00%
Steward Large Cap Value Fund	100.00%
Steward Select Bond Fund	—%
Steward Small Cap Growth Fund	—%
Steward Values-Focused Large Cap Enhanced Index Fund	37.01%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	41.69%
For the fiscal year ended April 30, 2023, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.
For the taxable year ended April 30, 2023, the percentages of Qualified Dividend Income are as follows:
Fund	Qualified Dividend Income
Steward Covered Call Income Fund	18.99%
Steward Equity Market Neutral Fund	100.00%
Steward Global Equity Income Fund	100.00%
Steward International Enhanced Index Fund	100.00%
Steward Large Cap Core Fund	100.00%
Steward Large Cap Growth Fund	100.00%
Steward Large Cap Value Fund	100.00%
Steward Select Bond Fund	—%
Steward Small Cap Growth Fund	—%
Steward Values-Focused Large Cap Enhanced Index Fund	39.00%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	43.30%

The Funds declared long-term distributions of realized gains as follows:
Fund	Long-Term Capital Gains
Steward Covered Call Income Fund	$ 220,208
Steward Equity Market Neutral Fund	—
Steward Global Equity Income Fund	14,740,132
Steward International Enhanced Index Fund	2,169,041
Steward Large Cap Core Fund	—
Steward Large Cap Growth Fund	—
Steward Large Cap Value Fund	—
Steward Select Bond Fund	—
Steward Small Cap Growth Fund	—
Steward Values-Focused Large Cap Enhanced Index Fund	60,061,279
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	32,079,954
The Funds declared short-term distributions of realized gains as follows:
Fund	Short-Term Capital Gains
Steward Covered Call Income Fund	$3,417,980
Steward Equity Market Neutral Fund	34,826
Steward Global Equity Income Fund	3,474,647
Steward International Enhanced Index Fund	—
Steward Large Cap Core Fund	—
Steward Large Cap Growth Fund	—
Steward Large Cap Value Fund	—
Steward Select Bond Fund	—
Steward Small Cap Growth Fund	—
Steward Values-Focused Large Cap Enhanced Index Fund	8,250,108
Steward Values-Focused Small-Mid Cap Enhanced Index Fund	3,914,284
The Steward International Enhanced Index Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on April 30, 2023 were as follows:
Fund	Foreign Source Income	Foreign Tax Expense
Steward International Enhanced Index Fund	$0.81	$0.09
Proxy Voting Policy and Voting Records
A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-888-845-6910, or (ii) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you may incur transaction costs, including contingent deferred sales charges on the lesser of the purchase price or redemption proceeds of Class C shares. You will also incur ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022 through April 30, 2023.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Fund	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Expenses Paid During Period 11/1/22 – 4/30/23*	Expense Ratio During Period 11/1/22 – 4/30/23**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,081.00	$ 6.45	1.25%
Class C	1,000.00	1,077.90	10.30	2.00%
Class R6	1,000.00	1,082.50	4.65	0.90%
Institutional Class	1,000.00	1,083.00	5.16	1.00%
Steward Equity Market Neutral Fund
Class A	1,000.00	1,000.80	9.43	1.90%
Institutional Class	1,000.00	1,001.50	8.24	1.66%
Steward Global Equity Income Fund
Class A	1,000.00	1,059.50	6.54	1.28%
Class C	1,000.00	1,055.80	10.40	2.04%
Class R6	1,000.00	1,061.50	4.70	0.92%
Institutional Class	1,000.00	1,061.30	5.21	1.02%
Steward International Enhanced Index Fund
Class A	1,000.00	1,186.20	6.07	1.12%
Class C	1,000.00	1,187.70	6.29	1.16%
Class R6	1,000.00	1,188.90	3.64	0.67%
Institutional Class	1,000.00	1,187.80	4.23	0.78%
Steward Large Cap Core Fund
Class A	1,000.00	1,048.70	5.08	1.00%
Institutional Class	1,000.00	1,050.10	3.81	0.75%
Steward Large Cap Growth Fund
Class A	1,000.00	1,078.70	5.15	1.00%
Institutional Class	1,000.00	1,080.30	3.87	0.75%
Steward Large Cap Value Fund
Class A	1,000.00	1,021.90	5.01	1.00%
Institutional Class	1,000.00	1,023.60	3.76	0.75%
Steward Select Bond Fund
Class A	1,000.00	1,059.00	5.05	0.99%
Class C	1,000.00	1,055.50	8.82	1.73%
Class R6	1,000.00	1,059.70	4.14	0.81%
Institutional Class	1,000.00	1,060.50	3.78	0.74%
Steward Small Cap Growth Fund
Class A	1,000.00	996.50	6.19	1.25%
Institutional Class	1,000.00	998.30	4.95	1.00%
Steward Values-Focused Large Cap Enhanced Index Fund
Class A	1,000.00	1,081.10	4.13	0.80%
Class C	1,000.00	1,077.20	8.70	1.69%
Class R6	1,000.00	1,083.20	2.69	0.52%
Institutional Class	1,000.00	1,083.10	3.05	0.59%

EXPENSE EXAMPLES (Unaudited)

Fund	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Expenses Paid During Period 11/1/22 – 4/30/23*	Expense Ratio During Period 11/1/22 – 4/30/23**
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A	$1,000.00	$1,008.10	$4.13	0.83%
Class C	1,000.00	1,008.30	4.18	0.84%
Class R6	1,000.00	1,009.30	2.64	0.53%
Institutional Class	1,000.00	1,009.20	3.14	0.63%

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio for each class of the following Funds reflects an expense limitation: Steward Covered Call Income Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund. See Note 4 in the Notes to Financial Statements.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Transactional costs, if any, such as sales charges (front or back end loads) or exchange fees, are not shown in the table. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative costs of owning different funds.
Fund	Beginning Account Value 11/1/22	Ending Account Value 4/30/23	Expenses Paid During Period 11/1/22 – 4/30/23*	Expense Ratio During Period 11/1/22 – 4/30/23**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,018.60	$ 6.26	1.25%
Class C	1,000.00	1,014.88	9.99	2.00%
Class R6	1,000.00	1,020.33	4.51	0.90%
Institutional Class	1,000.00	1,019.84	5.01	1.00%
Steward Equity Market Neutral Fund
Class A	1,000.00	1,015.37	9.49	1.90%
Institutional Class	1,000.00	1,016.56	8.30	1.66%
Steward Global Equity Income Fund
Class A	1,000.00	1,018.45	6.41	1.28%
Class C	1,000.00	1,014.68	10.19	2.04%
Class R6	1,000.00	1,020.23	4.61	0.92%
Institutional Class	1,000.00	1,019.74	5.11	1.02%
Steward International Enhanced Index Fund
Class A	1,000.00	1,019.24	5.61	1.12%
Class C	1,000.00	1,019.04	5.81	1.16%
Class R6	1,000.00	1,021.47	3.36	0.67%
Institutional Class	1,000.00	1,020.93	3.91	0.78%
Steward Large Cap Core Fund
Class A	1,000.00	1,019.84	5.01	1.00%
Institutional Class	1,000.00	1,021.08	3.76	0.75%
Steward Large Cap Growth Fund
Class A	1,000.00	1,019.84	5.01	1.00%
Institutional Class	1,000.00	1,021.08	3.76	0.75%
Steward Large Cap Value Fund
Class A	1,000.00	1,019.84	5.01	1.00%
Institutional Class	1,000.00	1,021.08	3.76	0.75%
Steward Select Bond Fund
Class A	1,000.00	1,019.89	4.96	0.99%
Class C	1,000.00	1,016.22	8.65	1.73%
Class R6	1,000.00	1,020.78	4.06	0.81%
Institutional Class	1,000.00	1,021.12	3.71	0.74%
Steward Small Cap Growth Fund
Class A	1,000.00	1,018.60	6.26	1.25%
Institutional Class	1,000.00	1,019.84	5.01	1.00%
Steward Values-Focused Large Cap Enhanced Index Fund
Class A	1,000.00	1,020.83	4.01	0.80%
Class C	1,000.00	1,016.41	8.45	1.69%
Class R6	1,000.00	1,022.22	2.61	0.52%
Institutional Class	1,000.00	1,021.87	2.96	0.59%
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,020.68	4.16	0.83%
Class C	1,000.00	1,020.63	4.21	0.84%
Class R6	1,000.00	1,022.17	2.66	0.53%
Institutional Class	1,000.00	1,021.67	3.16	0.63%

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes (Unaudited)

**	The expense ratio for each class of the following Funds reflects an expense limitation: Steward Covered Call Income Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Small Cap Growth Fund. See Note 4 in the Notes to Financial Statements.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors and the Funds’ officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the past five years, other directorships held by the Directors and their affiliations, if any, with Crossmark Global Investments, Inc. and Crossmark Distributors, Inc.
The Funds’ statement of additional information includes additional information about the Funds’ Directors and is available, without charge, upon request, by calling 1-888-845-6910.
Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Interested Directors
Michael L. Kern, III, CFA(2) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Chairman of the Board; Director	Indefinite Term Since 2017	President, CEO and Treasurer, Crossmark Global Holdings, Inc. (May 2015 − Present); President, CEO and Treasurer, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 − Present); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 − 2018) Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 - 2018)	11	Foundation Capital Resources (2015 -2022); GSV Fund Management Company (2020 - Present)
Kyle A. Dana CRPC(3) c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1978	Director	Indefinite Term Since 2017	Senior Vice President, Retirement & Investment Solutions of AGFinancial(4) (2000 − Present)	11	N/A
Independent Directors
Mark H. Barineau c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Director	Indefinite Term Since 2017	President of Lionsmark Investment Group(5) (since April 2016); Co-Founder and Managing Member, Starboard Star Venture Capital LLC (2021 - Present); President & Owner of Radney Management & Investments, Inc.(6) (1996 – 2016)	11	N/A
Richard L. Peteka c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1961	Director	Indefinite Term Since 2017	Retired; Chief Financial Officer and Secretary of SLR Investment Corp., (May 2012 - April 2023), SCP Private Credit Income BDC LLC (2018 - April 2023) and SLR HC BDC LLC (2020 - April 2023)(7)	11	N/A
Adriana R. Posada c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Director	Indefinite Term Since 2017	Retired; Sr. Portfolio Manager of American Beacon Advisors, Inc. (September 1998 − March 2016)	11	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, Address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee During the Past 5 Years
Independent Directors (continued)
Richard J. Rossi c/o 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1956	Director; Lead Independent Director as of May 14, 2020	Indefinite Term Since 2019	Retired; President and Co–Chief Operating Officer, Eagle Asset Management, President, Eagle Mutual Funds and Eagle Fund Distributors (2000 – 2017)	11	N/A

(1)  Each Director serves on the Board from the time of his or her election or appointment until the election of Directors next succeeding his or her election or appointment and until his or her successor is elected and qualified. Because the Funds do not hold regular annual meetings of shareholders to elect Directors, each Director serves for an indefinite period.
(2)  Mr. Kern is an ‘‘interested person’’ of SFI, as defined in the 1940 Act, because of his position with the Funds’ investment adviser, administrator and distributor.
(3)  Mr. Dana is an ‘‘interested person’’ of SFI, as defined in the 1940 Act, because of his position with AGFinancial, which is an affiliate of the Funds’ investment adviser, administrator and distributor.
(4)  AGFinancial is an affiliate of SFI’s investment adviser, administrator and distributor specializing in delivering financial products and services that align with faith and values.
(5)  Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multi-family assets and other active and passive real estate investments.
(6)  Radney Management & Investments, Inc. was established in 1982 and is an ACCREDITED MANAGEMENT ORGANIZATION(R) specializing in multi-family property management.
(7)  SLR Investment Corp., SCP Private Credit Income BDC LLC and SLR HC BDC LLC are business development companies that invest primarily in senior secured loans of private middle-market companies to generate current income that is distributed to shareholders across economic cycles.

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Officer During the Past 5 Years
Executive Officers
Michael L. Kern, III, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	President	Since 2016	President, CEO and Treasurer, Crossmark Global Holdings, Inc. (May 2015 − Present); President, CEO and Treasurer, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 − Present); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2016 − 2018)	Foundation Capital Resources (2015 − 2022); GSV Fund Management Company (2020 − Present)
Robert C. Doll, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1954	Executive Vice President	Since 2021	Chief Investment Officer, Crossmark Global Investments, Inc. (2021 - Present); Chief Equity Strategist and Senior Portfolio Manager, Nuveen (November 2012 - March 2021)	N/A
James Jacoby 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Derivatives Risk Manager and Liquidity Risk Management Program Administrator	Since 2022	Chief Operating Officer, Crossmark Global Investments, Inc. (2022 - Present); Global Head of Performance and Risk, Invesco, Ltd. (2007 - 2022)	N/A
Brent Lium, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1969	Executive Vice President	Since 2019	Managing Director - Head of Equity Investments, Crossmark Global Investments, Inc. (February 2021 -Present); Managing Director, Crossmark
Global Investments, Inc. (2019 – February
2021); Portfolio Manager,
			Invesco Ltd. (2001 − 2019)	N/A
Rob Botard, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1970	Executive Vice President	Since 2022	Managing Director and Portfolio Manager, Crossmark Global Investments, Inc. (April 2022 - Present); Portfolio Manager, Invesco Ltd. (April 2011- April 2022)	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Officer During the Past 5 Years
Executive Officers (continued)
Victoria Fernandez, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2014	Chief Market Strategist, Crossmark Global Investments, Inc. (2018 − Present); Managing Director – Fixed Income Investments, Crossmark Global Investments, Inc. (2012 – 2018)	N/A
Paul Townsen 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1971	Executive Vice President	Since 2017	Managing Director – Head of Trading & Investment Operations (2021 - Present); Managing Director, Crossmark Global Investments, Inc, (2017 - 2021)	N/A
Ryan Caylor, CFA 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1988	Executive Vice President	Since 2020	Portfolio Manager, Crossmark Global Investments, Inc. (2020 − Present); Head
of Research, Crossmark Global
Investments, Inc. (2019 – Present); Senior
			Research Analyst, Crossmark Global Investments Inc. (2016 – 2019)	N/A
Heather Lindsey 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2022	Managing Director – Head of Distributions Crossmark Global Investments, Inc.
(August 2021– Present); Senior Vice President, Head of Strategic Accounts,
Invesco Ltd. (March 2018 –March 2020); Senior Director - Retirement &
			Insurance Platforms, Invesco Ltd. (April 2008 - February 2018).	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Officer During the Past 5 Years
Executive Officers (continued)
Jim A. Coppedge 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Since 2017	General Counsel and Chief Compliance Officer, Crossmark Global Investments, Inc. (2017 − Present); General Counsel and Chief Compliance Officer, Crossmark Distributors, Inc. (December 11, 2017 − Present); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 − Present)	N/A
Monique Labbe 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1973	Treasurer	Since 2023	Senior Principal Consultant, ACA Group (2022 - Present); Fund Treasurer and Principal Financial Officer, Foreside Financial Group, LLC (2014 - 2022)	N/A
Brystal Eshenroder 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1989	Assistant Secretary	Since 2023	Senior Compliance and Fund Administration Manager (2022 - Present); Regional
Compliance Manager for Private Wealth Management, Goldman Sachs & Co.
LLC (2021); Global Compliance Employee Services, Goldman Sachs & Co. LLC
			(2017 - 2021)	N/A

DIRECTORS AND EXECUTIVE OFFICERS (Unaudited)

Name, address, Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships/ Trusteeships Held by Officer During the Past 5 Years
Executive Officers (continued)
Patricia Mims 15375 Memorial Drive, Suite 200 Houston, TX 77079 Birth Year: 1960	Assistant Treasurer	Since 2021	Financial Operations Principal, Crossmark Distributors, Inc. (2018 - Present); Senior Compliance Officer, Crossmark Global Investments, Inc. (October 2018 - 2020); Assistant Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 - 2020); Senior Compliance Associate, Crossmark Global Investments, Inc. (April 2013 - October 2018)	N/A

(1)  SFI officers are elected by the Board annually and hold office until the next annual Board meeting at which officers are elected and until his or her successor is elected and qualified.

Visit us online at:
crossmarkglobal.com
STEWARD FUNDS
ANNUAL REPORT
Steward Covered Call Income Fund
Steward Equity Market Neutral Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Large Cap Core Fund
Steward Large Cap Growth Fund
Steward Large Cap Value Fund
Steward Select Bond Fund
Steward Small Cap Growth Fund
Steward Values-Focused Large Cap Enhanced Index Fund
Steward Values-Focused Small-Mid Cap Enhanced Index Fund
Distributed by:
Crossmark Distributors, Inc.
15375 Memorial Dr, Suite 200
Houston, TX 77079
888-845-6910
stewardfunds@crossmarkglobal.com
For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an exhibit.

(c)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

(d)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2) The audit committee financial expert is Richard L. Peteka, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2023	2022
(a) Audit Fees	$187,250	$170,750
(b) Audit-Related Fees	$-	$-
(c) Tax Fees	$36,850	$35,750
(d) All Other Fees	$-	$-

The audit fees are paid for professional services rendered by the auditor for the audit of the Funds’ annual financial statements or services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The tax fees are paid for professional services rendered by the auditor for tax compliance, tax advice and tax planning.

(e)

(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the auditor to the Funds and certain non-audit services to be rendered by the auditor to the Funds’ investment adviser which require pre-approval by the Audit Committee. In connection with such pre-approvals, the auditor, or a Fund officer, with the assistance of the auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)

(2) For the fiscal years ended April 30, 2023 and 2022, 0% of the fees disclosed in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

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(f)	Not applicable.

(g)	For the fiscal year ended April 30, 2023, Cohen and Company, Ltd. billed $36,850.

For the fiscal year ended April 30, 2022, Cohen and Company, Ltd. billed $35,750.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The schedules of investments are included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

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(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-2(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a) (3)	Not applicable.

(a) (4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steward Funds, Inc.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III
President
(Principal Executive Officer)

Date: June 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III
President
(Principal Executive Officer)

Date: June 30, 2023

By:	/s/ Monique D. Labbe
Monique D. Labbe
Treasurer
(Principal Financial Officer)

Date: June 30, 2023

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